As filed with the Securities and Exchange Commission on December 22, 1997

                                                     Registration No. 33-45315
                                                             File No. 811-6550
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
          -------------------------------------------------------

                    Pre-Effective Amendment No.                   [ ]


                   Post-Effective Amendment No. 15                [X]


            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY   [X]
                                  ACT OF 1940


                                Amendment No. 17                  [X]
                        (Check appropriate box or boxes)

                                  MENTOR FUNDS
               (Exact name of registrant as specified in charter)

                              901 East Byrd Street
                            Richmond, Virginia 23219
                    (Address of principal executive offices)
        Registrant's Telephone Number, including Area Code (804) 782-3648

                                 ---------------

                           PAUL F. COSTELLO, President
                              901 East Byrd Street
                            Richmond, Virginia 23219
                     (Name and address of agent for service)

                                -----------------

                                    Copy to:
                           TIMOTHY W. DIGGINS, Esquire
                                  ROPES & GRAY
                             One International Place
                           Boston, Massachusetts 02110

                                 --------------

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on January 17, 1997 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485


      If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Mentor Funds has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. A Rule 24f-2 notice in respect of the Trust's fiscal year ended September 30, 1997 will be filed on or before December 29, 1997.

     THIS AMENDMENT RELATES TO EACH OF THE PORTFOLIOS OF THE REGISTRANT OTHER THAN MENTOR GROWTH OPPORTUNITIES PORTFOLIO. NO INFORMATION RELATING TO MENTOR GROWTH OPPORTUNITIES PORTFOLIO IS AMENDED, DELETED, OR SUPERSEDED HEREBY.

                                  MENTOR FUNDS
                             CROSS REFERENCE SHEET

                             (as required by Rule 404(a))

Part A - Mentor Funds - Class A and Class B Shares

    N-1A Item No.                            Location
1.  Cover Page  . . . . . . . . . . . .  Cover Page
2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expenses Summary;
                                         Financial Highlights
3.  Condensed Financial Information . .  Expenses Summary; Financial
                                         Highlights
4.  General Description of Registrant .  Cover Page; Investment
                                         Objectives and Policies;
                                         General

5.  Management of the Fund  . . . . . .  Investment Objectives
                                         and Policies; Other
                                         Investment Practices;
                                         Valuing Shares;
                                         Distribution Plans; General;
                                         Management; The Sub-Advisers;
                                         Other Services; Performance
                                         Information

5A. Management's Discussion
    of Fund Performance   . . . . . . .  (Contained in the Annual
                                         Report of the Registrant)
6.  Capital Stock and Other
      Securities  . . . . . . . . . . .  How to Buy Shares; How
                                         to Exchange Shares;
                                         Distributions and Taxes;
                                         Management; General
7.  Purchase of Securities Being
      Offered . . . . . . . . . . . . .  Sales Arrangements; How
                                         to Buy Shares; Management
8.  Redemption or Repurchase  . . . . .  How to Buy Shares; How
                                         to Sell Shares; How to
                                         Exchange Shares
9.  Pending Legal Proceedings . . . . .  Not Applicable



Part A - Mentor Balanced Portfolio

    N-1A Item No.                        Location

1.  Cover Page  . . . . . . . . . . . .  Cover Page
2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expense
                                         summary
3.  Condensed Financial Information . .  Expense summary;
                                         Financial highlights
4.  General Description of Registrant .  Cover Page; Investment
                                         objective and policies;
                                         Other investment
                                         practices

5.  Management of the Fund  . . . . . .  Investment objective and policies; Other
                                         investment practices;
                                         Management of the
                                         Portfolio; Mentor
                                         Funds; Valuing shares;
                                         Distribution and taxes;
                                         Custodian and transfer
                                         and dividend agent; Other
                                         Services; Performance
                                         information

5A. Management's Discussion
      of Fund Performance . . . . . . .  (Contained in the Annual
                                         Report of Mentor
                                         Balanced Portfolio)

6.  Capital Stock and Other
      Securities  . . . . . . . . . . .  Management of the
                                         Portfolio; Mentor
                                         Funds; How to buy
                                         shares; How to Exchange
                                         Shares; Distributions
                                         and taxes; General

7.  Purchase of Securities Being
      Offered . . . . . . . . . . . . .  Management of the
                                         Portfolio; How to buy
                                         shares
8.  Redemption or Repurchase  . . . . .  How to buy shares; How to sell shares;
9.  Pending Legal Proceedings . . . . .  Not Applicable


Part A - Mentor Funds - Institutional Shares

    N-1A Item No.                            Location

1.  Cover Page  . . . . . . . . . . . .  Cover Page

2.  Synopsis  . . . . . . . . . . . . .  Cover Page; Expenses Summary;
3.  Condensed Financial Information . .  Expenses Summary

4.  General Description of Registrant .  Cover Page; Investment
                                         Objectives and Policies;
                                         General

5.  Management of the Fund  . . . . . .  Investment Objectives
                                         and Policies; Other
                                         Investment Practices;
                                         Valuing the Portfolios'
                                         Shares; General; Management;
                                         The Sub-Advisers; Other
                                         Services; Performance
                                         Information

5A. Management's Discussion
    of Fund Performance   . . . . . . .  Not Applicable

6.  Capital Stock and Other
      Securities  . . . . . . . . . . .  How to Buy Shares; How
                                         to Exchange Shares;
                                         Distributions and Taxes;
                                         Management; General

7.  Purchase of Securities Being
      Offered . . . . . . . . . . . . .  How to Buy Shares; Management

8.  Redemption or Repurchase  . . . . .  How to Buy Shares; How
                                         to Sell Shares; How to
                                         Exchange Shares
9.  Pending Legal Proceedings . . . . .  Not Applicable



    Mentor Institutional U.S. Government Money Market Portfolio

        N-1A Item No.                      Location

1.      Cover Page....................... Cover Page

2.      Synopsis......................... Cover Page; Expense summary

3.      Condensed Financial Information.. Expense summary

4.      General Description
          of Registrant.................. Cover Page; Investment objective and policies; General

5.      Management of the Fund........... Investment objective and policies;
                                          Management; General; How the
                                          Portfolio values its shares;
                                          Custodian and transfer and dividend
                                          agent; Performance information

5A.     Management's Discussion
          of Fund Performance............ Not applicable



6.      Capital Stock and Other
          Securities...................... Management; General; Purchase
                                           of shares; How distributions
                                           are made; tax information;
                                           Performance information

7.      Purchase of Securities Being
          Offered......................... Management; Purchase
                                           of shares

8.      Redemption or Repurchase.......... Purchase of shares; Redemption of shares

9.      Pending Legal Proceedings......... Not Applicable



    Mentor Institutional Money Market Portfolio

        N-1A Item No.                        Location

1.      Cover Page......................... Cover Page

2.      Synopsis........................... Cover Page; Expense summary

3.      Condensed Financial Information.... Expense summary

4.      General Description of Registrant.. Cover Page; Investment objective and policies; General

5.      Management of the Fund............. Investment objective and policies;
                                            Management; General; How the Portfolio
                                            values its shares; Custodian and transfer
                                            and dividend agent; Performance information

5A.     Management's Discussion
          of Fund Performance.............. Not applicable

                                      -1-



6.      Capital Stock and Other
          Securities........................ Management; General; Purchase of
                                             shares; How distributions are made;
                                             tax information; Performance
                                             information

7.      Purchase of Securities Being
          Offered........................... Management; Purchase
                                             of shares

8.      Redemption or Repurchase............ Purchase of shares; Redemption of shares

9.      Pending Legal Proceedings........... Not Applicable


          Part B

     N-1A Item No.                        Location

10.     Cover Page ........................  Cover Page
11.     Table of Contents .................  Table of Contents
12.     General Information and History ...  Cover Page; Introduction
13.     Investment Objectives and
          Policies ........................  Investment Restrictions
                                             (Part I and Part II);
                                             Certain Investment
                                             Techniques (Part III)

14.     Management of the Fund ............  Management of the Trust;
                                             Principal Holders of
                                             Securities; Investment
                                             Advisory Services;
                                             Administrative Services;
                                             Shareholder Servicing
                                             Plan; Brokerage
                                             Transactions;
                                             Distribution (Part III);
                                             Members of Investment
                                             Management Teams

15.     Control Persons and Principal
          Holders of Securities  ..........  Principal Holders of
                                             Securities (Part III)
16.     Investment Advisory and Other
          Services ........................  Management of the Trust;
                                             Principal Holders of
                                             Securities; Investment
                                             Advisory Services;
                                             Administrative Services;
                                             Shareholder Servicing
                                             Plan; Brokerage
                                             Transactions;
                                             Distribution (Part III);
                                             Custodian

17.     Brokerage Allocation ............... Brokerage Transactions
                                             (Part III)

18.     Capital Stock and Other
          Securities ....................... How to Buy Shares;
                                             Distribution; Determining
                                             Net Asset Value; Taxes;
                                             Shareholder Liability
                                             (Part III)
19.     Purchase; Redemption and Pricing
          of Securities Being Offered ...... Brokerage Transactions;
                                             Distribution;
                                             Determining Net Asset
                                             Value; Redemptions in
                                             Kind (Part III)
20.     Tax Status ......................... Investment Restrictions;
                                             Taxes (Part III)
21.     Underwriters ....................... Distribution
22.     Calculations of Performance Data.... Performance Information;
                                             Performance Comparisons
                                             (Part III)
23.     Financial Statements ............... Independent Accountants;
                                             Financial Statements
                                             (Part III)

Part C

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration
Statement.

Prospectus


                                                            January   , 1997



           MENTOR INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET PORTFOLIO


         Mentor Institutional U.S. Government Money Market Portfolio is a "money market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC, the Portfolio's investment adviser, believes is consistent with preservation of capital and maintenance of liquidity, through investments exclusively in U.S. Government securities and repurchase agreements with respect to U.S. Government securities. The Portfolio is a diversified investment portfolio of Mentor Funds. An investment in shares of the Portfolio is designed for institutional and high net-worth individual investors.

         An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

         This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the January __, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.


                            -------------------------

                            MENTOR DISTRIBUTORS, LLC
                                   Distributor


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-
                  TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

         Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown reflect the expenses the Portfolio expects to incur. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

  Shareholder Transaction Expenses:
  Maximum Sales Load Imposed on Purchases                               None
  Maximum Sales Load Imposed on Reinvested Dividends                    None
  Deferred Sales Load                                                   None
  Redemption Fees                                                       None
  Exchange Fee                                                          None

  Annual Portfolio Operating Expenses:
  (as a percentage of average net assets)
  Management Fees                                                       0.22%
  12b-1 Fees                                                            0.00%
  Other Expenses                                                        0.11%
                                                                        -----
  Total Portfolio Operating Expenses                                    0.33%


Example

         An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


         1 year                     $3
         3 years                    $11

         This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

Financial Highlights

The financial highlights presented below for the Portfolio have been derived from the financial statements of the Institutional U.S. Government Money Market Portfolio, which have been audited by KPMG Peat Marwick LLP, independent auditors. The report of KPMG Peat Marwick LLP, along with the Portfolio's financial statements and notes thereto, is incorporated by reference in the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. See "Financial Statements" in the Statement of Additional Information.


Mentor Institutional U.S. Government
    Money Market Prottfolio
    Financial Highlights
    Period Ended September 30, 1997*
-------------------------------------------------------------------------------

    Per Share Operating Performance

Net asset value, beginning of period                            $   1.00
Income from investment operations
        Net investment income                                       0.01
-------------------------------------------------------------------------------
Total from investment operations                                    0.01

Less distributions
        Distributions from net investment income                   (0.01)
-------------------------------------------------------------------------------
Total distributions                                                (0.01)
-------------------------------------------------------------------------------
Net assets value, end of period                                     1.00
-------------------------------------------------------------------------------

Total Return                                                        1.39%(b)
-------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $61,805

Ratio of expense to average net assets                              0.33%(a)

Ratio of ner investment income to average net assets                5.26%(a)
-------------------------------------------------------------------------------
(a) Annualized
(b) Not annualized
    For the period from June 27, 1997 (commencement of operations) to September 30, 1997.

See notes to financial statements.




Investment objective and policies


The Mentor Institutional U.S. Government Money Market Portfolio's investment objective is to seek as high a rate of current income as Mentor Investment Advisors, LLC ("Mentor Advisors") believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         Certain of the foregoing obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

         Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of securities owned by the Portfolio does not guarantee the net asset value of the Portfolio's shares, which the Portfolio seeks to maintain at $1.00 per share.

         Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio. The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

         The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

         Repurchase agreements; securities loans. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

                           _________________________

         Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.

Management

         The Trustees of Mentor Funds (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. The Portfolio pays management fees to Mentor Advisors monthly at the following annual rates (based on net assets of the Portfolio): 0.22% of the first $500 million of the Portfolio's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion.

         Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), a diversified financial services holding company. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Mentor Advisors and its affiliates serve as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds with total assets under management of more than $11 billion. All investment decisions for the Portfolio are made by investment teams at Mentor Advisors.

         Wheat First Butcher Singer, Mentor's parent company, has entered into an Agreement and Plan of Merger pursuant to which it is to be acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor Investment Group or any of its subsidiaries, including Mentor Advisors. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the investment advisory agreement between the Portfolios and Mentor Advisors. It is expected that, upon consummation of the acquisition (which is expected to occur as early as January of 1998), the Portfolio will enter into a new investment advisory agreement with Mentor Advisors, which will be substantially identical to the agreement currently in effect.


         Subject to the general oversight of the Trustees of the Trust, Mentor Advisors manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Advisors makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Advisors may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Advisors may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Advisors.

         Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters, are borne by the Portfolio.

How the Portfolio values its shares

         The Portfolio values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

Purchase of shares

         The Portfolio offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.

         Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

         An investor may make an initial purchase of shares in the Portfolio by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

         Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Advisors, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Advisors that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Advisors in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

         Mentor Distributors, Mentor Advisors, and their affiliates, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of the Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         In all cases Mentor Advisors or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

         A shareholder may redeem all or any portion of its shares in the Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o: Mentor Funds, P.O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

         A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                  (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

                  (2) the request is signed by each registered owner exactly as the shares are registered; and

                  (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

         If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

         The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

         Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

         Other information concerning redemption. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

How distributions are made

         The Portfolio determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio.

         The Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of the Portfolio are accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.

         All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

Taxes

         The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

         All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Advisors will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

         The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

General

         Mentor Funds (the "Trust") is a Massachusetts business trust organized on January 20, 1992. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

         The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into eleven series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Certain of the Trust's Portfolios offer more than one class of shares with different sales charges and expenses. The Portfolio currently offers only one class of shares.

         Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

         In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

Performance Information

         The Portfolio's yield may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

         Quotations of yield for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

Additional information concerning the securities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.
                                  MENTOR FUNDS

                                     Mentor
                                  Institutional
                                 U.S. Government
                                  Money Market
                                    Portfolio









                                   ----------

                                   PROSPECTUS

                                   ----------



                               January   , 1997

Prospectus

                                                            January   , 1997


                   MENTOR INSTITUTIONAL MONEY MARKET PORTFOLIO


         Mentor Institutional Money Market Portfolio is a "money market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC, the Portfolio's investment adviser, believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio is a diversified investment portfolio of Mentor Funds. An investment in shares of the Portfolio is designed for institutional and high net-worth individual investors.

         An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

         This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. Investors can find more detailed information in the January __, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement, call Mentor Distributors, Inc. at 1-800-869-6042. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.


                           -------------------------

                            MENTOR DISTRIBUTORS, LLC
                                  Distributor


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESEN-
                  TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

         Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown reflect the expenses the Portfolio expects to incur. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

     Shareholder Transaction Expenses:
     Maximum Sales Load Imposed on Purchases                               None
     Maximum Sales Load Imposed on Reinvested Dividends                    None
     Deferred Sales Load                                                   None
     Redemption Fees                                                       None
     Exchange Fee                                                          None

     Annual Portfolio Operating Expenses:
     (as a percentage of average net assets)
     Management Fees                                                       0.22%
     12b-1 Fees                                                            0.00%
     Other Expenses                                                        0.11%
                                                                           ----
     Total Portfolio Operating Expenses                                    0.33%


Example

         An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:


         1 year                     $3
         3 years                    $11

         This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

Investment objective and policies

         The Mentor Institutional Money Market Portfolio's investment objective is to seek as high a rate of current income as Mentor Investment Advisors, LLC ("Mentor Advisors") believes is consistent with preservation of capital and maintenance of liquidity. The Portfolio will invest in high-quality short-term instruments including U.S. Government securities, banker's acceptances, prime commercial paper, fixed-income securities of corporations and other private issuers, and money market instruments. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         The Portfolio will invest in a portfolio of high-quality short-term instruments consisting of any or all of the following:

         o U.S. Government securities: securities issued or guaranteed as to principal or interest by the U.S. Government or by any of its agencies or instrumentalities.

         o Banker's acceptances: negotiable drafts or bills of exchange, which have been "accepted" by a domestic bank (or a foreign bank with an agency domiciled in the United States), meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

         o Prime commercial paper: high-quality, short-term obligations issued by banks, corporations, and other issuers organized under the laws of a jurisdiction within the United States.

         o Other short-term obligations: high-quality, short-term obligations of corporate issuers.

         o Repurchase agreements: with respect to U.S. Government or agency securities.

         The Portfolio will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees of the Trust believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated A-1 by Standard & Poor's and P-1 by Moody's Investors Service, Inc., and (ii) obligations rated AAA or AA by Standard & Poor's and Aaa or Aa by Moody's at the time of investment. The Portfolio will not invest in securities rated below A-1 or P-1 (or securities not so rated whose issuer does not have outstanding short-term debt obligations, of comparable priority and security, rated A-1 or P-1). The Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Portfolio may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Portfolio will not purchase securities of any issuer if, immediately thereafter, more than 5% of its total assets would be invested in securities of that issuer. The Portfolio follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

         Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments of the high-quality money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio. The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

         The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

         Concentration. The Portfolio may invest without limit in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks (if it can be demonstrated that they are subject to the same regulations as U.S. banks). At times when the Portfolio has concentrated its investments in bank obligations, the value of its portfolio securities may be especially affected by factors pertaining to the issuers of such obligations.

         Repurchase agreements; securities loans. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

                          ___________________________

         Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.

Management

         The Trustees of Mentor Funds (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. The Portfolio pays management fees to Mentor Advisors monthly at the following annual rates (based on net assets of the Portfolio): 0.22% of the first $500 million of the Portfolio's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion.

         Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group") which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), a diversified financial services holding company. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Mentor Advisors and its affiliates serve as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds with total assets under management of more than $11 billion. All investment decisions for the Portfolio are made by investment teams at Mentor Advisors.


         Wheat First Butcher Singer, Mentor's parent company, has entered into an Agreement and Plan of Merger pursuant to which it is to be acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor Investment Group or any of its subsidiaries, including Mentor Advisors. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the investment advisory agreement between the Portfolios and Mentor Advisors. It is expected that, upon consummation of the acquisition (which is expected to occur as early as January of 1998), the Portfolio will enter into a new investment advisory agreement with Mentor Advisors, which will be substantially identical to the agreement currently in effect.



         Subject to the general oversight of the Trustees of the Trust, Mentor Advisors manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Advisors makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Advisors may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Advisors may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Advisors.

         Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters, are borne by the Portfolio.

How the Portfolio values its shares

         The Portfolio values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

Purchase of shares

         The Portfolio offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.

         Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

         An investor may make an initial purchase of shares in the Portfolio by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

         Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Advisors, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Advisors that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Advisors in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Distributors at 1-800-869-6042.

         Mentor Distributors, Mentor Advisors, and affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of the Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         In all cases Mentor Advisors or Mentor Distributors reserves the right to reject any particular investment.

Redemption of shares

         A shareholder may redeem all or any portion of its shares in the Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o: Mentor Funds, P.O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

         A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

                  (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

                  (2) the request is signed by each registered owner exactly as the shares are registered; and

                  (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

         If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

         The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

         Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

         Other information concerning redemption. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

How distributions are made

         The Portfolio determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the Portfolio.

         The Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of the Portfolio are accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.

         All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

Taxes

         The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

         All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Advisors will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

         The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

General

         Mentor Funds (the "Trust") is a Massachusetts business trust organized on January 20, 1992 A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

         The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into eleven series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Certain of the Trust's Portfolios offer more than one class of shares with different sales charges and expenses. The Portfolio currently offers only one class of shares.

         Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

         In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

Performance Information

         The Portfolio's yield may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         All data is based on the Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

         Quotations of yield for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

Additional information concerning the securities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.
                                  MENTOR FUNDS

                                     Mentor
                                  Institutional
                                  Money Market
                                    Portfolio









                                   ----------

                                   PROSPECTUS

                                   ----------



                               January     , 1997

PROSPECTUS                                                     January   , 1997



                                  MENTOR FUNDS



     Mentor Funds, an open-end management investment company, is offering shares of eight different investment portfolios by this Prospectus: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio (a total return fund), Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio (a global growth fund), Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. CERTAIN OF THE PORTFOLIOS MAY USE "LEVERAGE" -- THAT IS, THEY MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS. See "Other Investment Practices."



     Mentor Funds provides investors an opportunity to design their own investment programs by investing in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about Mentor Funds that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference. You can find more detailed information in the January , 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of Mentor Funds is P.O. Box 1357, Richmond, Virginia 23218-1357.


                            ------------------------

                            Mentor Distributors, LLC
                                  Distributor


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS




                                              PAGE
                                              ----

Expenses Summary...........................     3
Financial Highlights.......................     6
Investment Objectives and Policies.........    13
Valuing the Portfolios' Shares.............    26
Sales Arrangements.........................    27
Distribution Plans (Class B Shares)........    32
How To Sell Shares.........................    32
How To Exchange Shares.....................    33
Distributions and Taxes....................    34
Management.................................    35
General....................................    37
Performance Information....................    38
APPENDIX...................................    39

EXPENSES SUMMARY


     Expenses are one of several factors to consider when investing in a Portfolio. The tables on this page and the next are provided to help you understand the expenses of investing in each of the Portfolios and your share of the operating expenses of each of the Portfolios. Expenses shown are based on those incurred for the last fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Portfolios over specified periods.



                                                                                                 CLASS A       CLASS B
                                                                                                  SHARES       SHARES(1)
                                                                                                 ---------    -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)
  Mentor Growth Portfolio.....................................................................        5.75%       None
  Mentor Capital Growth Portfolio.............................................................        5.75%       None
  Mentor Strategy Portfolio...................................................................        5.75%       None
  Mentor Income and Growth Portfolio..........................................................        5.75%       None
  Mentor Perpetual Global Portfolio...........................................................        5.75%       None
  Mentor Quality Income Portfolio.............................................................        4.75%       None
  Mentor Municipal Income Portfolio...........................................................        4.75%       None
  Mentor Short-Duration Income Portfolio......................................................        1.00%       None
Maximum Sales Charge Imposed on Reinvested Dividends..........................................        None        None

Exchange Fee..................................................................................        None        None

Contingent Deferred Sales Charge (as a percentage of
     the lower of the original purchase price or redemption proceeds of shares redeemed)
     Class A Shares (all Portfolios):.........................................................        None(2)
     Class B Shares(3)(4):


       Growth, Capital Growth, Strategy, Income and       4.0% in the first year, declining to 1.0% in the fifth
          Growth, and Global Portfolios                     year, and eliminated thereafter

       Quality Income, Municipal Income, and              4.0% in the first year, declining to 1.0% in the sixth
          Short-Duration Income Portfolios                  year, and eliminated thereafter

---------------
(1) Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(2) A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that are purchased without an initial sales charge as part of an investment of over $1 million that are redeemed within one year of purchase.


(3) The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to Buy Shares."


(4) Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1.00% if the shares are redeemed within one year of purchase. See "How to Buy Shares -- the BL Purchase Program."

ANNUAL PORTFOLIO OPERATING EXPENSES
(As a percentage of average net assets)


                                                                        INCOME                                           SHORT-
                                                CAPITAL                   AND     PERPETUAL    QUALITY      MUNICIPAL  DURATION
                                    GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME        INCOME     INCOME
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO  PORTFOLIO
                                   ---------   ---------   ---------   ---------   ---------   ---------     ---------  --------
CLASS A SHARES
Management Fees.................      0.70%       0.80%       0.85%       0.75%       1.10%       0.47%*        0.60%     0.35%*
12b-1 Fees......................      None        None        None        None        None        None          None      None
Shareholder Service Fees........      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%         0.25%     0.25%
Other Expenses..................      0.33%       0.36%       0.35%       0.35%       0.54%       0.33%         0.37%     0.26%*
  Total Portfolio Operating
    Expenses....................      1.28%       1.41%       1.45%       1.35%       1.89%       1.05%*        1.22%     0.86%*


                                                                        INCOME                                           SHORT-
                                                CAPITAL                   AND      PERPETUAL    QUALITY      MUNICIPAL  DURATION
                                    GROWTH      GROWTH     STRATEGY     GROWTH      GLOBAL      INCOME        INCOME     INCOME
                                   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO  PORTFOLIO
                                   ---------   ---------   ---------   ---------   ---------   ---------     ---------  --------
CLASS B SHARES
Management Fees.................      0.70%       0.80%       0.85%       0.75%       1.10%       0.47%*        0.60%     0.35%*
12b-1 Fees......................      0.75%       0.75%       0.75%       0.75%       0.75%       0.50%         0.50%     0.30%
Shareholder Service Fees........      0.25%       0.25%       0.25%       0.25%       0.25%       0.25%         0.25%     0.25%
Other Expenses..................      0.33%       0.36%       0.35%       0.35%       0.54%       0.33%         0.37%     0.26%*
  Total Portfolio Operating
    Expenses....................      2.03%       2.16%       2.20%       2.10%       2.64%       1.55%*        1.72%     1.16%*


---------------


*After expense limitation.



     Mentor Investment Advisors, LLC has agreed to limit its Management Fees from each of the Quality Income and Short-Duration Income Portfolios and Mentor Investment Group has agreed to limit its administrative services fees from the Short-Duration Income Portfolio until September 30, 1998 to the extent necessary to limit the Total Portfolio Operating Expenses of those Portfolios to the levels shown. In the absence of these expense limitations, Management Fees for the Quality Income Portfolio and the Short-Duration Income Portfolio would be 0.60% and 0.50%, respectively; Other Expenses for the Short-Duration Income Portfolio would have been 0.36%; and Total Portfolio Operating Expenses would have been as follows: Quality Income Portfolio, Class A -- 1.18%; Class

B -- 1.68%; Short-Duration Income Portfolio, Class A -- 1.12%; Class B -- 1.42%.

EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and no redemption at the end of each period:



                                              1 YEAR               3 YEARS               5 YEARS               10 YEARS
                                        ------------------    ------------------    ------------------    ------------------
                                        CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
                                        -------    -------    -------    -------    -------    -------    -------    -------
Growth Portfolio.....................     $70        $21       $  96       $64       $ 124      $ 109      $ 203      $ 236
Capital Growth Portfolio.............      71         22         100        68         130        116        217        249
Strategy Portfolio...................      71         22         101        69         132        118        221        253
Income and Growth Portfolio..........      70         21          98        66         127        113        211        243
Perpetual Global Portfolio...........      76         27         113        82         154        140        266        297
Quality Income Portfolio.............      58         16          79        49         103         84        170        185
Municipal Income Portfolio...........      59         17          84        54         111         93        188        203
Short-Duration Income Portfolio......      19         12          37        37          57         64        115        141



     You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each period:



                                              1 YEAR               3 YEARS               5 YEARS               10 YEARS
                                        ------------------    ------------------    ------------------    ------------------
                                        CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
                                        -------    -------    -------    -------    -------    -------    -------    -------
Growth Portfolio.....................     $70        $61       $  96       $94       $ 124      $119      $ 203      $ 236
Capital Growth Portfolio.............      71         62         100        98         130       126        217        249
Strategy Portfolio...................      71         62         101        99         132       128        221        253
Income and Growth Portfolio..........      70         61          98        96         127       123        211        243
Perputual Global Portfolio...........      76         67         113       112         154       150        266        297
Quality Income Portfolio.............      58         56          79        79         103        94        170        185
Municipal Income Portfolio...........      59         57          84        84         111       103        188        203
Short-Duration Income Portfolio......      19         52          37        67          57        74        115        141


     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY VARY.

FINANCIAL HIGHLIGHTS
(FOR A SHARES OUTSTANDING THROUGHOUT EACH PERIOD)

          The following tables have been derived from the Financial Highlights included in Mentor Funds' financial statements, which have been audited by KPMG Peat Marwick LLP, Mentor Funds' independent auditors. The report of KPMG Peat Marwick LLP, along with the Portfolios' financial statements and notes thereto, is incorporated by reference in the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. See "Financial Statements" in the Statement of Additional Information. The Growth, Strategy, and Short-Duration Income Portfolios are successors to the Mentor Growth, Strategy, and Short-Duration Income Funds, each of which was a series of shares of beneficial interest of Mentor Series Trust, a Massachusetts business trust. Each of those Funds offered only one class of shares until June 1995. Until April 12, 1995, Mentor Quality Income Portfolio was known as "Cambridge Government Income Portfolio"; until that time, the Portfolio was required, among other things, to invest at least 65% of its assets in U.S. Government securities.


CLASS A SHARES



                                    MENTOR GROWTH
                                      PORTFOLIO                               MENTOR CAPITAL GROWTH PORTFOLIO
                            -----------------------------     --------------------------------------------------------------
                             YEAR     YEAR        PERIOD       YEAR       YEAR       YEAR       YEAR      YEAR       YEAR
                             ENDED    ENDED       ENDED        ENDED      ENDED      ENDED      ENDED     ENDED      ENDED
                            9/30/97  9/30/96     9/30/95*     9/30/97    9/30/96    9/30/95    9/30/94   9/30/93   9/30/92**
                            -------  -------     --------     -------    -------    -------   -------   ---------  ---------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $18.47   $ 16.08     $  13.37     $19.36     $ 16.02    $ 14.88    $ 15.26   $ 14.21    $ 14.18
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                    (0.17)    (0.10)       (0.01)     (0.02)       0.11       0.02       0.09      0.14       0.08
 Net realized and
   unrealized gain (loss)
   on investments             4.19      4.23         2.72       5.87        3.73       2.91      (0.30)     1.02       0.03
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
 Total from investment
   operations                 4.02      4.13         2.71       5.85        3.84       2.93      (0.21)     1.16       0.11
LESS DISTRIBUTIONS
 Distributions from net
   investment income            --        --           --         --          --         --      (0.04)   (0.11)      (0.08)
 Distributions in excess
   of net investment
   income                       --        --           --         --          --         --         --        --         --
 Distributions from
   capital gains             (2.55)    (1.74)          --      (2.79)      (0.50)     (1.79)     (0.13)       --         --
 Distributions in excess
   of capital gains             --        --           --         --          --         --         --        --         --
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
 Total Distributions         (2.55)    (1.74)          --      (2.79)      (0.50)     (1.79)     (0.17)   (0.11)      (0.08)
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
NET ASSET VALUE, END OF
  PERIOD                    $19.94   $ 18.47     $  16.08     $22.42     $ 19.36    $ 16.02    $ 14.88   $ 15.26    $ 14.21
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
Total Return                 25.81%    29.15%       20.27%     34.78%      24.63%     20.18%     (1.37%)    8.21%      0.78%
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
                           -------   -------     --------     ------     -------    -------    -------   -------   ---------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)           $105,033  $40,272     $ 20,368     $65,703    $31,889    $29,582    $21,181   $31,360    $20,864
Ratio of expenses to
  average net assets           1.28%    1.28%        1.36%(a)    1.41%      1.43%      1.87%      1.70%     1.49%      1.14%(a)
Ratio of expenses to
  average net assets
    excluding waiver             1.28%    1.28%        1.36%(a)    1.41%      1.43%      1.87%      1.70%     1.59%      1.43%(a)
Ratio of net investment
  income (loss) to average
  net assets                  (0.67%)  (0.39%)      (0.65%)(a)   0.53%       0.51%     0.27%      0.53%     0.96%      1.54%(a)
Portfolio turnover rate          77%     105%          70%         64%        98%       157%       149%      192%        61%
Average commission rate on
  portfolio transactions   $ 0.0651  $0.0602           --     $0.0697    $0.0688         --         --        --         --
                           --------  -------     --------     -------    -------    -------    -------   -------   ---------
                           --------  -------     --------     -------    -------    -------    -------   -------   ---------

                                        MENTOR
                                       STRATEGY
                                       PORTFOLIO
                              ---------------------------
                               YEAR      YEAR     PERIOD
                               ENDED     ENDED    ENDED
                              9/30/97   9/30/96  9/30/95*
                              -------   -------  --------
PER SHARE OPERATING
   PERFORMANCE
NET ASSET VALUE, BEGINNING
   OF PERIOD                   $17.96    $ 15.24  $  13.45
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                       0.31       0.08        --
 Net realized and
   unrealized gain (loss)
   on investments               1.68       2.86      1.79
                              ------    -------  --------
 Total from investment
   operations                   1.99       2.94      1.79
LESS DISTRIBUTIONS
 Distributions from net
   investment income              --         --        --
 Distributions in excess
   of net investment
   income                         --         --        --
 Distributions from
   capital gains               (1.34)     (0.22)       --
 Distributions in excess
   of capital gains               --         --        --
                              ------    -------  --------
 Total Distributions           (1.34)     (0.22)       --
                              ------    -------  --------
NET ASSET VALUE, END OF
  PERIOD                      $18.61    $ 17.96  $  15.24
                              ------    -------  --------
                              ------    -------  --------
Total Return                   11.97%     19.36%    13.31%
                              ------    -------  --------
                              ------    -------  --------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $40,552   $20,372  $ 10,503
Ratio of expenses to
  average net assets             1.45%     1.42%     1.65%(a)
Ratio of expenses to
  average net assets
    excluding waiver               1.45%     1.42%     1.65%(a)
Ratio of net investment
  income (loss) to average
  net assets                     2.29%     0.62%    (0.06%)(a)
Portfolio turnover rate           192%      125%      122%
Average commission rate on
  portfolio transactions      $0.0644   $0.0669        --
                              -------   -------  --------
                              -------   -------  --------

---------------

      * For the period from June 5, 1995 (initial offering of Class A shares) to September 30, 1995.
     ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
     (a) Annualized.

                                                                                                                       MENTOR
                                                                                                                       QUALITY
                                                                                                                       INCOME
                             MENTOR INCOME AND GROWTH PORTFOLIO           MENTOR PERPETUAL GLOBAL PORTFOLIO           PORTFOLIO
                        -----------------------------------------    ------------------------------------------    ----------------
                         YEAR    YEAR    YEAR    YEAR     PERIOD       YEAR     YEAR        YEAR        PERIOD      YEAR     YEAR
                         ENDED   ENDED   ENDED   ENDED    ENDED       ENDED    ENDED       ENDED        ENDED       ENDED    ENDED
                        9/30/97 9/30/96 9/30/95 9/30/94  9/30/93*    9/30/97  9/30/96     9/30/95     9/30/94**    9/30/97  9/30/96
                        ------- ------- ------- -------- --------    -------  --------   ---------    ---------    -------  -------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF
  PERIOD               $ 19.16  $ 17.13 $ 15.27 $ 14.88  $  14.14    $ 17.86   $ 15.88     $ 14.23      $ 14.18     $ 12.91  $13.29
 INCOME FROM
   INVESTMENT
   OPERATIONS
 Net investment
   income (loss)          0.44     0.37    0.40    0.31      0.09       0.04     (0.04)       0.05        (0.01)       0.97    0.89
 Net realized and
   unrealized gain
   (loss) on
   investments            3.39     2.75    2.14    0.64      0.73       3.67      2.82        1.60         0.06        0.26   (0.37)
                       -------  ------- ------- -------  --------    -------   -------     -------     ---------    -------  ------
 Total from
   investment
   operations             3.83     3.12    2.54    0.95      0.82       3.71      2.78        1.65         0.05        1.23    0.52
LESS DISTRIBUTIONS
 Distributions from net
   investment income     (0.45)   (0.35)  (0.40)  (0.30)    (0.08)        --        --          --           --       (0.90)  (0.89)
 Distributions in
   excess of net
   investment income     (0.02)      --   (0.03)     --        --         --        --          --           --       (0.06)  (0.01)
 Distributions from
   capital                (1.92)   (0.74)  (0.25)  (0.26)       --      (0.63)    (0.80)         --           --          --      --
 Distributions in
   excess of capital
   gains                    --       --      --      --        --         --        --          --           --          --      --
                       -------  ------- ------- -------  --------    -------   -------     -------     ---------    -------  ------
 Total Distributions     (2.39)   (1.09)  (0.68)  (0.56)    (0.08)     (0.63)    (0.80)         --           --       (0.96)  (0.90)
                       -------  ------- ------- -------  --------    -------   -------     -------     ---------    -------  ------
NET ASSET VALUE,
  END OF PERIOD        $ 20.60  $ 19.16 $ 17.13 $ 15.27  $  14.88    $ 20.94   $ 17.86     $ 15.88      $ 14.23     $ 13.18  $12.91
                       -------  ------- ------- -------  --------    -------  -------     -------     ---------     -------  ------
                       -------  ------- ------- -------  --------    -------  -------     -------     ---------     -------  ------
Total Return             22.11%   19.13%  17.24%   6.54%     5.54%     21.59%    18.40%      11.60%        0.35%       9.86%   4.09%
                       -------  ------- ------- -------  --------    -------   -------     -------     --------     -------  ------
                       -------  ------- ------- -------  --------    -------   -------     -------     --------     -------  ------
Ratios/Supplemental
  Data
Net assets, end of
  period (in thousands)$63,509  $24,210 $19,888 $17,773  $  9,849    $46,556   $13,098     $ 6,854      $ 8,882     $53,126 $21,092
Ratio of expenses to
  average net assets      1.35%    1.36%   1.69%   1.75%     1.56%(a)   1.89%     1.95%       2.06%        2.09%(a)    1.05%   1.05%
Ratio of expenses to
  average net assets
  excluding waiver        1.35%     1.36%  1.69%   1.75%     1.94%(a)   1.89%     1.95%       2.11%        3.18%(a)    1.18%   1.31%
Ratio of net investment
  income (loss) to
  average net assets      2.63%     2.08%  2.53%   2.20%     2.35%(a)   0.07%    (0.21%)      0.26%       (0.10%)(a)   7.01%   6.84%
Portfolio turnover rate     75%       72%    62%     78%       13%       128%      130%        155%           2%        100%    254%
Average commission
  rate on portfolio
  transactions         $0.0515   $0.0492     --      --        --    $0.0319   $0.0320          --           --          --      --
                       -------   ------- ------- -------  --------   -------   -------     -------     --------     ------- -------
                       -------   ------- ------- -------  --------   -------   -------     -------     --------     ------- -------

                                  MENTOR QUALITY INCOME PORTFOLIO
                            ---------------------------------------------
                             YEAR        YEAR        YEAR          YEAR
                             ENDED       ENDED       ENDED        ENDED
                            9/30/95     9/30/94     9/30/93     9/30/92***
                            -------     -------     -------     ----------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $ 12.75     $ 14.04     $ 14.39      $  14.30
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                      0.84        0.84        1.06          0.44
 Net realized and
   unrealized gain (loss)
   on investments              0.61       (1.30)      (0.31)         0.09
                            -------     -------     -------     ----------
 Total from investment
   operations                  1.45       (0.46)       0.75          0.53
LESS DISTRIBUTIONS
 Dividends from net
   investment income          (0.85)      (0.83)      (1.06)        (0.44)
 Distributions in excess
   of net investment
   income                     (0.06)         --       (0.04)           --
 Distributions from
   capital gains                 --          --          --            --
 Distributions in excess
   of capital gains              --          --          --            --
                            -------     -------     -------     ----------
 Total Distributions          (0.91)      (0.83)      (1.10)        (0.44)
                            -------     -------     -------     ----------
NET ASSET VALUE, END OF
  PERIOD                    $ 13.29     $ 12.75     $ 14.04      $  14.39
                            -------     -------     -------     ----------
                            -------     -------     -------     ----------
Total Return                  11.82%      (3.39%)      5.41%         3.37%
                            -------     -------     -------     ----------
                            -------     -------     -------     ----------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $24,472     $30,142     $47,780      $ 36,740
Ratio of expenses to
  average net assets           1.32%       1.38%       1.04%         0.36%(a)
Ratio of expenses to
  average net assets
  excluding waiver             1.36%       1.39%       1.22%         1.21%(a)
Ratio of net investment
  income (loss) to average
  net assets                   6.73%       6.33%       7.31%         8.00%(a)
Portfolio turnover rate         368%        455%        102%            9%
Average commission rate on
  portfolio transactions         --          --          --            --
                            -------     -------     -------     ----------
                            -------     -------     -------     ----------


---------------


      * Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
     ** Reflects operations for the period from March 29, 1994 (commencement of operations) to September 30, 1994.


     (a)  Annualized.

                                                                                                MENTOR SHORT-
                                                                                               DURATION INCOME
                                            MENTOR MUNICIPAL INCOME PORTFOLIO                     PORTFOLIO
                                  ------------------------------------------------------  -------------------------
                                   YEAR    YEAR     YEAR     YEAR      YEAR      YEAR      YEAR    YEAR     YEAR
                                   ENDED   ENDED    ENDED    ENDED     ENDED     ENDED     ENDED   ENDED    ENDED
                                  9/30/97 9/30/96  9/30/95  9/30/94   9/30/93  9/30/92**  9/30/97 9/30/96  9/30/95*
                                  ------- -------  -------  --------- -------  ---------  ------  -------  --------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $15.04  $ 14.92  $ 14.42  $ 16.05   $ 14.76   $ 14.29   $12.50   $12.68  $ 12.74
INCOME FROM INVESTMENT
  OPERATIONS
 Net investment income (loss)       0.81     0.82     0.81     0.82      0.92      0.32     0.77     0.82     0.22
 Net realized and unrealized
   gain (loss) on investments       0.49     0.12     0.51    (1.54)     1.32      0.47     0.12    (0.23)  (0.03)
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
 Total from investment
   operations                       1.30     0.94     1.32    (0.72)     2.24      0.79     0.89     0.59     0.19
LESS DISTRIBUTIONS
 Distributions from net investment
   income                          (0.81)   (0.82)   (0.82)   (0.81)    (0.92)    (0.32)   (0.76)   (0.77)   (0.22)
 Distributions in excess of
   net investment income              --       --       --       --     (0.03)       --    (0.01)      --    (0.03)
 Distributions from capital
   gains                           (0.03)      --       --    (0.10)       --        --       --       --       --
 Distributions in excess of
   capital gains                      --       --       --       --        --        --       --       --       --
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
 Total Distributions               (0.84)   (0.82)   (0.82)   (0.91)    (0.95)    (0.32)  (0.77)    (0.77)   (0.25)
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
NET ASSET VALUE, END OF PERIOD    $15.50  $ 15.04  $ 14.92  $ 14.42   $ 16.05   $ 14.76   $12.62   $12.50  $ 12.68
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
Total Return                        8.89%    6.46%    9.46%   (4.83%)   16.00%     5.34%    7.33%    4.80%    1.51%
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
                                  ------  -------  -------  -------   -------  ---------  ------   ------  -------
Ratios/Supplemental Data
Net assets, end of period (in
  thousands)                      $29,394 $17,558  $20,460  $25,056   $29,245   $18,801   $27,619  $7,450  $ 1,002
Ratio of expenses to average
  net assets                         1.22%   1.24%    1.43%    1.24%     0.71%     0.00%(a)  0.86%   0.86%    0.71%(a)
Ratio of expenses to average
  net assets excluding waiver        1.22%   1.24%    1.43%    1.33%     1.39%     1.26%(a)  1.12%   1.26%    1.00%(a)
Ratio of net investment income
  (loss) to average net assets       5.09%   5.47%    5.56%    5.43%     5.92%     6.21%(a)  6.00%   5.90%    4.10%(a)
Portfolio turnover rate                59%     46%      43%      87%       88%        0%       75%    411%     126%
                                  ------- -------  -------  -------   -------  ---------  -------  ------  -------
                                  ------- -------  -------  -------   -------  ---------  -------  ------  -------


---------------

      * For the period from June 16, 1995 (initial offering of Class A shares) to September 30, 1995.
     ** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
     (a) Annualized.

CLASS B SHARES


                                                                     MENTOR GROWTH PORTFOLIO
                           ------------------------------------------------------------------------------------------------------
                             YEAR    YEAR       PERIOD        YEAR        YEAR         YEAR        YEAR       YEAR        YEAR
                            ENDED    ENDED       ENDED        ENDED       ENDED        ENDED       ENDED       ENDED      ENDED
                           9/30/97  9/30/96     9/30/95*     12/31/94    12/31/93     12/31/92    12/31/91    12/31/90   12/31/89
                           -------- -------     --------     --------    --------     --------    -------     --------   --------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE,
  BEGINNING OF PERIOD    $  18.29   $  16.05    $  12.15     $  13.78    $  12.81     $  12.16    $   8.37    $  9.63    $   8.54
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                   (0.22)     (0.17)      (0.13)       (0.15)      (0.08)       (0.06)      (0.09)      0.02        0.13
 Net realized and
   unrealized gain (loss)
   on investments            4.01       4.15        4.03        (0.47)       2.07         1.94        4.30      (1.10)       1.35
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
 Total from investment
   operations                3.79       3.98        3.90        (0.62)       1.99         1.88        4.21      (1.08)       1.48
LESS DISTRIBUTIONS
 Distributions from net
   investment income           --         --          --           --          --           --          --      (0.05)      (0.12)
 Distributions in excess
   of net investment
   income                      --         --          --           --          --           --          --         --          --
 Distributions from
   capital gains            (2.55)     (1.74)         --        (1.00)      (1.02)       (1.23)      (0.42)     (0.13)      (0.27)
 Distributions in excess
   of capital gains            --         --          --        (0.01)         --           --          --         --          --
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
 Total Distributions        (2.55)     (1.74)         --        (1.01)      (1.02)       (1.23)      (0.42)     (0.18)      (0.39)
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
NET ASSET VALUE, END OF
  PERIOD                 $  19.53   $  18.29    $  16.05     $  12.15    $  13.78     $  12.81    $  12.16    $  8.37    $   9.63
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
Total Return                24.66%     28.18%      32.10%       (4.48%)     15.60%       15.46%      50.30%    (11.21%)     17.33%
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)         $506,230   $371,578    $246,326     $190,126    $186,978     $136,053    $108,719    $83,540    $107,315
Ratio of expenses to
  average net assets         2.03%      2.03%       2.08%(a)     2.01%       2.02%        2.05%       2.17%      2.25%       2.24%
Ratio of expenses to
  average net assets
  excluding waiver           2.03%      2.03%       2.08%(a)     2.01%       2.02%        2.05%       2.17%      2.25%         --
Ratio of net investment
  income (loss) to
  average net assets        (1.42%)    (1.13%)     (1.20%)(a)    (1.20%)    (1.12%)      (0.76%)     (0.80%)     0.26%       1.36%
Portfolio turnover rate        77%       105%         70%          77%         64%          50%         40%        50%         26%
Average commission rate
  on portfolio
  transactions           $ 0.0651   $ 0.0602          --           --          --           --          --         --          --
                         --------   --------    --------     --------    --------     --------    --------    -------    --------
                         --------   --------    --------     --------    --------     --------    --------    -------    --------

---------------
      *  For the period from January 1, 1995 to September 30, 1995.

      (a) Annualized

                             YEAR
                             ENDED
                            12/31/88
                            -------

PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $  7.45
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                      0.01
 Net realized and
   unrealized gain (loss)
   on investments              1.24
                            -------
 Total from investment
   operations                  1.25
LESS DISTRIBUTIONS
 Dividends from net
   investment income          (0.01)
 Distributions in excess
   of net investment
   income                        --
 Distributions from
   capital gains              (0.15)
 Distributions in excess
   of capital gains              --
                            -------
 Total Distributions          (0.16)
                            -------
NET ASSET VALUE, END OF
  PERIOD                    $  8.54
                            -------
                            -------
Total Return                  16.78%
                            -------
                            -------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $96,425
Ratio of expenses to
  average net assets           2.19%
Ratio of expenses to
  average net asset
  excluding waiver               --
Ratio of net investment
  income (loss) to average
  net assets                   0.16%
Portfolio turnover rate          31%
Average commission rate on
  portfolio transactions         --
                            -------
                            -------

                                           MENTOR CAPITAL GROWTH PORTFOLIO                  MENTOR STRATEGY PORTFOLIO
                            -----------------------------------------------------------   ----------------------------
                             YEAR     YEAR     YEAR      YEAR       YEAR       YEAR         YEAR    YEAR     PERIOD
                             ENDED    ENDED    ENDED     ENDED      ENDED      ENDED        ENDED   ENDED     ENDED
                            9/30/97  9/30/96  9/30/95   9/30/94    9/30/93   9/30/92*      9/30/97 9/30/96   9/30/95**
                            -------  -------  -------   -------    -------   --------      ------- -------   ---------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD               $  18.92   $ 15.79  $ 14.80   $ 15.23    $ 14.22   $ 14.18       $  17.79  $  15.21  $  12.24
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                       --     (0.04)    0.25     (0.04)      0.05      0.46           0.26     (0.03)       --
 Net realized and
   unrealized gain (loss)
   on investments             5.55      3.67     2.53     (0.26)      1.02      0.04           1.58      2.83      2.97
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
 Total from investment
   operations                 5.55      3.63     2.78     (0.30)      1.07      0.50           1.84      2.80      2.97
LESS DISTRIBUTIONS
 Distributions from net
   investment income            --        --       --        --      (0.05)    (0.46)            --        --        --
 Distributions in excess
   of net investment income     --        --       --        --      (0.01)       --             --        --        --
 Distributions from
   capital gains             (2.79)    (0.50)   (1.79)    (0.13)        --        --          (1.34)    (0.22)       --
 Distributions in excess
   of capital gains             --        --       --        --         --        --             --        --        --
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
 Total Distributions         (2.79)    (0.50)   (1.79)    (0.13)     (0.06)    (0.46)         (1.34)    (0.22)       --
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
NET ASSET VALUE, END OF
  PERIOD                  $  21.68   $ 18.92  $ 15.79   $ 14.80    $ 15.23   $ 14.22       $  18.29  $  17.79  $  15.21
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
Total Return                 33.88%    23.64%   19.26%    (2.00%)     7.52%     0.61%         11.19%    18.48%    24.26%
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)          $113,587   $68,213  $57,648   $41,106    $57,030   $25,468       $301,885  $288,494  $224,643
Ratio of expenses to
  average net assets          2.16%     2.18%    2.56%     2.46%      2.24%     1.86%(a)       2.20%     2.19%     2.31%(a)
Ratio of expenses to
  average net assets
  excluding waiver            2.16%     2.18%    2.56%     2.46%      2.34%     2.16%(a)       2.20%     2.19%     2.31%(a)
Ratio of net investment
  income to average net
  assets (loss)              (0.22%)   (0.24%)  (0.41%)   (0.22%)     0.21%     0.83%(a)       1.54%    (0.19%)    0.02%(a)
Portfolio turnover rate         64%       98%     157%      149%       192%       61%           192%      125%      122%
Average commission rate on
  portfolio transactions  $ 0.0697   $0.0688       --        --         --        --       $ 0.0644  $ 0.0669        --
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------
                          --------   -------  -------  ---------   -------   -------       --------  --------  --------



                                    MENTOR STRATEGY PORTFOLIO
                                    -------------------------
                                       YEAR       PERIOD
                                       ENDED       ENDED
                                      12/31/94  12/31/93***
                                      --------  -----------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  12.70   $  12.50
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                              (0.06)        --
 Net realized and
   unrealized gain (loss)
   on investments                      (0.40)      0.20
                                    --------  ----------
 Total from investment
   operations                          (0.46)      0.20
LESS DISTRIBUTIONS
 Dividends from net
   investment income                      --         --
 In excess of net
   investment income                      --         --
 Distributions from
   capital gains                          --         --
 Distributions in excess
   of capital gains                       --         --
                                    --------  ----------
 Total Distributions                      --         --
                                    --------  ----------
NET ASSET VALUE, END OF
  PERIOD                            $  12.24   $  12.70
                                    --------  ----------
                                    --------  ----------
Total Return                           (3.61%)     1.60%
                                    --------  ----------
                                    --------  ----------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)                    $179,274   $122,177
Ratio of expenses to
  average net assets                    2.19%      2.06%(a)
Ratio of expenses to
  average net assets
  excluding waiver                      2.19%      2.06%(a)
Ratio of net investment
  income to average net
  assets (loss)                        (0.54%)     0.08%(a)
Portfolio turnover rate                  143%         0%
Average commission rate on
  portfolio transactions                  --         --
                                    --------  ----------
                                    --------  ----------

---------------

      * Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
     **   For the period from January 1, 1995 to September 30, 1995.
     *** Reflects operations for the period from October 29, 1993 (commencement of operations) to December 31, 1993.
     (a)  Annualized.




                                    MENTOR INCOME AND GROWTH PORTFOLIO
                              ------------------------------------------------------------
                               YEAR        YEAR        YEAR        YEAR          YEAR
                               ENDED       ENDED       ENDED       ENDED         ENDED
                              9/30/97     9/30/96     9/30/95     9/30/94      9/30/93*
                              -------     -------     -------     -------     ---------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $  19.18      $ 17.14     $ 15.28     $ 14.91       $ 14.14
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                       0.34         0.23        0.28        0.21          0.05
   Net realized and
   unrealized gain (loss)
   on investments               3.35         2.76        2.14        0.61          0.77
                            --------      -------     -------     -------     -----------
 Total from investment
   operations                   3.69         2.99        2.42        0.82          0.82
LESS DISTRIBUTIONS
 Distributions from net
   investment income           (0.34)       (0.21)      (0.28)      (0.19)        (0.05)
 Distributions in excess of
   net investment income       (0.02)          --       (0.03)         --            --
 Distributions from
   capital gains               (1.92)       (0.74)      (0.25)      (0.26)           --
 Distributions in excess
   of capital gains               --           --          --          --            --
                            --------      -------     -------     -------     -----------
 Total Distributions           (2.28)       (0.95)      (0.56)      (0.45)        (0.05)
                            --------      -------     -------     -------     -----------
NET ASSET VALUE, END OF
  PERIOD                    $  20.59      $ 19.18     $ 17.14     $ 15.28       $ 14.91
                            --------      -------     -------     -------     -----------
                            --------      -------     -------     -------     -----------
Total Return                   21.24%       18.26%      16.32%       5.66%         5.54%
                            --------      -------     -------     -------     -----------
                            --------      -------     -------     -------     -----------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $107,816      $66,548     $46,678     $43,219       $18,127
Ratio of expenses to
  average net assets            2.10%        2.13%       2.43%       2.44%         2.31%(a)
Ratio of expenses to
  average net assets
  excluding waiver              2.10%        2.13%       2.43%       2.44%         2.69%(a)
Ratio of net investment
  income (loss) to average
  net assets                    1.87%        1.32%       1.78%       1.51%         1.60%(a)
Portfolio turnover rate           75%          72%         62%         78%           13%
Average commission rate on
  portfolio transactions    $ 0.0515      $0.0492          --          --            --
                            --------      -------     -------     -------     -----------
                            --------      -------     -------     -------     -----------


                                                                                   Mentor
                                                                                   Quality
                                                                                   Income
                                   Mentor Perpetual Global Portfolio              Portfolio
                             ----------------------------------------------   -----------------


                               YEAR      YEAR        YEAR          YEAR        YEAR      YEAR
                               ENDED     ENDED       ENDED         ENDED       ENDED     ENDED
                              9/30/97   9/30/96     9/30/95      9/30/94**    9/30/97   9/30/96
                              -------   -------     -------     -----------   -------   -------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $ 17.46    $15.67      $14.15       $ 14.18     $ 12.93   $13.31

 INCOME FROM INVESTMENT
   OPERATIONS

 Net investment income
   (loss)                       (0.02)    (0.05)      (0.05)        (0.04)       0.86     0.84
   Net realized and
   unrealized gain (loss)
   on investments                3.51      2.64        1.57          0.01        0.30    (0.38)
                              -------    -------     -------        -----      ------  -------
 Total from investment
   operations                    3.49      2.59        1.52         (0.03)       1.16     0.46
LESS DISTRIBUTIONS
 Distributions from net
   investment income               --        --          --            --       (0.87)   (0.84)
 Distributions in excess of
   net investment income           --        --          --            --       (0.04)      --
 Distributions from
   capital gains                (0.63)    (0.80)         --            --          --       --
 Distributions in excess
   of capital gains                --        --          --            --          --       --
                              -------    -------     -------        -----      -------  -------
 Total Distributions            (0.63)    (0.80)         --            --       (0.91)   (0.84)
                              -------    -------     -------        -----      -------  -------
NET ASSET VALUE, END OF
  PERIOD                      $ 20.32   $ 17.46     $ 15.67       $ 14.15     $ 13.18  $ 12.93
                              -------   -------     -------         -----      ------  -------
                              -------   -------     -------         -----      ------  -------
Total Return                    20.74%    17.39%      10.74%        (0.21%)      9.29%    3.57%
                              -------   -------     -------         -----      ------  -------
                              -------   -------     -------         -----      ------  -------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)              $89,030   $42,131     $12,667       $ 7,987     $75,046  $58,239
Ratio of expenses to
  average net assets             2.64%     2.70%       2.72%         2.79%(a)    1.55%    1.55%
Ratio of expenses to
  average net assets
  excluding waiver               2.64%     2.70%       2.79%         3.93%(a)    1.68%    1.81%
Ratio of net investment
  income (loss) to average
  net assets                    (0.68%)   (0.91%)     (0.40%)       (0.82%)(a)   6.51%    6.36%
Portfolio turnover rate           128%      130%        155%            2%        100%     254%
Average commission rate on
  portfolio transactions      $0.0319   $0.0320          --            --          --       --
                              -------   -------       ------      -------      ------    -----
                              -------   -------       ------      -------      ------    -----






                             YEAR        YEAR        YEAR          YEAR
                             ENDED       ENDED       ENDED         ENDED
                            9/30/95     9/30/94     9/30/93      9/30/92***
                            -------     -------     --------     ----------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                 $ 12.76     $ 14.06     $  14.40      $  14.30
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income
   (loss)                      0.79        0.82         0.99          0.41
   Net realized and
   unrealized gain (loss)
   on investments              0.61       (1.37)       (0.31)         0.10
                            -------     -------     --------     ----------
 Total from investment
   operations                  1.40       (0.55)        0.68          0.51
LESS DISTRIBUTIONS
 Distributions from net
   investment income          (0.79)      (0.75)       (0.99)        (0.41)
 Distributions in excess of
   net investment income      (0.06)         --        (0.03)           --
 Distributions from
   capital gains                 --          --           --            --
 Distributions in excess
   of capital gains              --          --           --            --
                            -------     -------     --------     ----------
 Total Distributions          (0.85)      (0.75)       (1.02)        (0.41)
                            -------     -------     --------     ----------
NET ASSET VALUE, END OF
  PERIOD                    $ 13.31     $ 12.76     $  14.06      $  14.40
                            -------     -------     --------     ----------
                            -------     -------     --------     ----------
Total Return                  11.33%      (3.97%)       4.86%         3.24%
                            -------     -------     --------     ----------
                            -------     -------     --------     ----------
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)            $62,155     $77,888     $127,346      $ 65,661
Ratio of expenses to
  average net assets           1.74%       1.88%        1.54%         0.83%(a)
Ratio of expenses to
  average net assets
  excluding waiver             1.79%       1.90%        1.72%         1.67%(a)
Ratio of net investment
  income (loss) to average
  net assets                   6.24%       6.21%        6.81%         7.53%(a)
Portfolio turnover rate         368%        455%         102%            9%
Average commission rate on
  portfolio transactions         --          --           --            --
                            -------     -------     --------     ----------
                            -------     -------     --------     ----------


---------------


      * Reflects operations for the period from May 24, 1993 (commencement of operations) to September 30, 1993.
     ** Reflects operatons for the period from March 29, 1994 (commencement of operations) to September 30, 1994.
     *** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
     (a)  Annualized.


                                        MENTOR MUNICIPAL INCOME PORTFOLIO
                           --------------------------------------------------



                             YEAR         YEAR         YEAR         YEAR        YEAR           YEAR
                            ENDED         ENDED        ENDED        ENDED        ENDED          ENDED
                            9/30/97     9/30/96      9/30/95       9/30/94    9/30/93       9/30/92***
                           --------    --------     --------     -----------    -------       ----------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING $ 15.05      $  14.95     $  14.43     $  16.06        $ 14.78      $  14.29
  OF PERIOD
 INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income        0.71          0.75         0.74         0.74           0.82          0.29
   (loss)
 Net realized and
   unrealized gain (loss)     0.52          0.11         0.52        (1.54)          1.32          0.49
   on investments          -------       --------     --------     --------        -------  ------------

 Total from investment        1.23          0.86         1.26        (0.80)          2.14          0.78
   operations
LESS DISTRIBUTIONS
 Distributions from net      (0.71)        (0.76)       (0.74)       (0.73)         (0.82)        (0.29)
   investment income
 Distributions in excess of     --            --           --           --          (0.04)           --
   net investment income
 Distributions from          (0.08)           --           --        (0.10)            --            --
   capital gains
 Distributions in excess        --            --           --           --             --            --
   of capital gains        -------      --------     --------     --------        -------  ------------
                             (0.79)        (0.76)       (0.74)       (0.83)         (0.86)        (0.29)
 Total Distributions       -------       --------     --------     --------        -------  ------------
                           -------       --------     --------     --------        -------  ------------

NET ASSET VALUE, END OF    $ 15.49      $  15.05     $  14.95     $  14.43        $ 16.06      $  14.78
  PERIOD                   -------      --------     --------     --------        -------  ------------
                           -------      --------     --------     --------        -------  ------------
                              8.33%         5.87%        9.01%       (5.34%)        15.27%         5.28%
Total Return               -------      --------     --------     --------        -------  ------------
                           -------      --------     --------     --------        -------  ------------

Ratios/Supplemental Data
Net assets, end of period
  (in thousands)           $44,272      $ 37,191     $ 39,493     $ 46,157     $50,976    $ 24,265
Ratio of expenses to
  average net assets          1.72%         1.74%        1.92%        1.74%       1.21        0.50%(a)
Ratio of expenses to
  average net assets
  excluding waiver            1.72%         1.74%        1.92%        1.86%       1.89%       1.76%(a)
Ratio of net investment
  income (loss) to average
  net assets                  4.60%         4.95%        5.07%        4.93%       5.42%       5.80%(a)
Portfolio turnover rate         59%           46%          43%          87%         88%          0%
                           -------       --------     --------     --------     -------  ------------
                           -------       --------     --------     --------     -------  ------------





                                         MENTOR SHORT-DURATION
                                           INCOME PORTFOLIO
                            -----------------------------------------------


                             YEAR         YEAR        PERIOD       PERIOD
                            ENDED         ENDED        ENDED        ENDED
                            9/30/97     9/30/96      9/30/95*     12/31/94**
                           --------    --------     --------     -----------
PER SHARE OPERATING
  PERFORMANCE
NET ASSET VALUE, BEGINNING
  OF PERIOD                $ 12.50      $  12.67     $  12.18      $   12.50
 INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income
   (loss)                     0.73          0.73         0.59           0.41
 Net realized and
   unrealized gain (loss)
   on investments             0.12         (0.17)        0.52          (0.29)
                           -------       --------     --------     -----------
 Total from investment
   operations                 0.85          0.56         1.11           0.12
LESS DISTRIBUTIONS
 Distributions from net
   investment income         (0.72)        (0.73)       (0.59)         (0.41)
 Distributions in excess of
   net investment income     (0.01)           --        (0.03)         (0.03)
 Distributions from
   capital gains                --            --           --             --
 Distributions in excess
  of capital gains              --           --           --             --
                           -------      --------     --------     -----------
 Total Distributions         (0.73)        (0.73)       (0.62)         (0.44)
                           -------       --------     --------     -----------
                           -------       --------     --------     -----------
NET ASSET VALUE, END OF
  PERIOD                   $ 12.62      $  12.50     $  12.67      $   12.18
                           -------      --------     --------     -----------
                           -------      --------     --------     -----------
Total Return                  6.96%         4.53%        9.22%          0.95%
                           -------      --------     --------     -----------
                           -------      --------     --------     -----------  -
Ratios/Supplemental Data
Net assets, end of period
  (in thousands)           $27,089      $ 24,517     $ 19,871      $  17,144
Ratio of expenses to
  average net assets          1.16%         1.16%        1.20%(a)       1.29%(a)
Ratio of expenses to
  average net assets
  excluding waiver            1.42%         1.56%        1.70%(a)       1.29%(a)
Ratio of net investment
  income (loss) to average
  net assets                  5.70%         5.60%        5.04%(a)       4.90%(a)
Portfolio turnover rate         75%          411%         126%           166%
                           -------      --------     --------     -----------
                           -------      --------     --------     -----------


---------------

      *   For the period from January 1, 1995 to September 30, 1995.
     ** Reflects operations for the period from April 29, 1994 (commencement of operations) to December 31, 1994.
     *** Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.

     (a)  Annualized.

INVESTMENT OBJECTIVES AND POLICIES


     Mentor Funds is offering shares of eight different diversified Portfolios by this Prospectus with varying investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.


     Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.


     Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment adviser to each of the Portfolios other than the Mentor Perpetual Global Portfolio. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment adviser to the Global Portfolio.

MENTOR GROWTH PORTFOLIO

     The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

     The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Mentor Advisors, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Mentor Advisors is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Mentor Advisors believes that such investments may offer better than average potential for long-term capital growth.


     Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

MENTOR CAPITAL GROWTH PORTFOLIO

     The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Mentor Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.


     The Portfolio invests primarily in common stocks of companies believed by Mentor Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures and any other class or type of security Mentor Advisors believes offers the potential for capital appreciation. In selecting investments, Mentor Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to changes in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.


MENTOR STRATEGY PORTFOLIO




     The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Mentor Advisors actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).

     Mentor Advisors believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Mentor Advisors may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Mentor Advisors believes that the potential for total return in the bond market is greater than that in the equity market. Mentor Advisors might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Mentor Advisors attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Mentor Advisors to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices -- Foreign Securities" for a description of risks associated with investments in such securities.

     Within the equity sector, Mentor Advisors actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.



     Within the fixed-income sector, Mentor Advisors seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment-grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero-coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Mentor Advisors to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.


     The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.


MENTOR INCOME AND GROWTH PORTFOLIO
SUB-ADVISER: WELLINGTON MANAGEMENT COMPANY, LLP



     The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington Management Company ("Wellington Management") believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.



     Wellington Management will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.



     The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington Management will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington Management's fundamental research and security valuations.



     Within the fixed-income asset class, Wellington Management seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities, corporate debt securities (including zero-coupon securities) and debt securities issued by foreign governments and by companies located outside the United States. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Wellington Management to be of comparable quality. While fixed-income securities rated

Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

     The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.


MENTOR PERPETUAL GLOBAL PORTFOLIO


     The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.

     It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices -- Foreign securities."

     Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

     Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investment grade securities or those of equivalent quality as determined by Mentor Perpetual. The Portfolio may invest up to 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.



MENTOR QUALITY INCOME PORTFOLIO

     The Quality Income Portfolio's investment objective is to seek high current income consistent with what Mentor Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.

     Corporate debt obligations and preferred stocks in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. A description of securities ratings is contained in the Appendix to this Prospectus.

     Mentor Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), which involve certain risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.


MENTOR MUNICIPAL INCOME PORTFOLIO
SUB-ADVISER: VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.



     The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen American Capital Management, Inc. ("Van Kampen") to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.

     Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.


     Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B- by S&P or between Ba and B3 by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B-by S&P or below B3 by Moody's at the time of purchase. The Portfolio may hold a portion of its assets in cash or money market instruments.


     The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer. Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.

     There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.

     RISKS OF LOWER-GRADE SECURITIES. Investors should carefully consider the risks of owning shares of a mutual fund which invests in lower-grade securities, commonly known as "junk bonds", before making an investment in the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Lower-grade securities generally involve greater credit risk than higher-grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates, and individual issuer developments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair value of such securities and may not be able to dispose of such securities in a timely manner at a price which reflects the value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated municipal securities, see the Appendix to this Prospectus.

     Van Kampen seeks to minimize the risks involved in investing in lower-grade securities through diversification and careful investment analysis. However, the amount of information about the financial condition of an issuer of lower-grade municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on Van Kampen's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade municipal securities held by the Portfolio, the valuation of the Portfolio's securities becomes more difficult and the use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which such a market does exist. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established market does exist.


     CONCENTRATION. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. The Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.


MENTOR SHORT-DURATION INCOME PORTFOLIO

     The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

     The Portfolio may at times invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below for a description of these securities and risks they may entail. The Portfolio may also invest a substantial portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.

     Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.

     There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.

     The Portfolio will invest in investment grade debt securities and preferred stocks and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A description of securities ratings is contained in the Appendix to this Prospectus.

     The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment
Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

OTHER INVESTMENT PRACTICES

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     MORTGAGE-BACKED SECURITIES; OTHER ASSET-BACKED SECURITIES. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

     Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


     Each of the Quality Income, Short-Duration Income, Income and Growth, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

     The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.

     Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.


     A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser or sub-adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.


     In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.

     ZERO-COUPON BONDS. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

     PREMIUM SECURITIES. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.

     OPTIONS AND FUTURES. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value. In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.

     INDEX FUTURES AND OPTIONS. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.


     Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are not appropriate and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


     SECURITIES LOANS AND REPURCHASE AGREEMENTS. Each Portfolio, other than the Municipal Income Portfolio, may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

     LEVERAGE. The Short-Duration Income Portfolio may borrow money to invest in additional securities to seek current income. In addition, a proposal has been made to shareholders of the Quality Income Portfolio to permit the Portfolio to borrow money to invest in additional securities to seek currect income. Shareholders could approve that proposal as early as January 1998, at which time the Portfolio would be permitted to do so. Certain other Portfolios may engage in reverse repurchase agreements, forward commitments, and dollar-roll transactions described below and in the Statement of Additional Information, which may have the same economic effect as if the Portfolios had borrowed money.


     The use of borrowed money, known as "leverage," increases a Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolios currently intend to use leverage in order to adjust the dollar-weighted average duration of their portfolios. A Portfolio will not always borrow money for investment and the extent to which a Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Portfolio's total assets.

      REVERSE REPURCHASE AGREEMENTS; FORWARD COMMITTMENTS. Each Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments involve leverage, and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses.

     DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (I.E., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar-roll transactions involve leverage, and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses.




     FOREIGN SECURITIES. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% of their total assets. (Those percentage limitations do not apply to American Depository Receipts, Global Depository Receipts, and other U.S. dollar-denominated securities of issuers located outside the United States.) Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.


     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.


     A Portfolio may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs and GDRs are subject to many of the same risks of investing in foreign securities generally.


     The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.


     INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each of the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (E.G. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

     INDEXED SECURITIES. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.



     PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial Highlights."


VALUING THE PORTFOLIOS' SHARES

     Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.


     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.


SALES ARRANGEMENTS

     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

     CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to Buy Shares -- Class A shares."


     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five or six years, depending on the Portfolio. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. If you purchase shares through an asset-allocation program, you may also be eligible to purchase Class B shares through the "BL Purchase Program." See "How to Buy Shares -- Class B shares."



     WHICH ARRANGEMENT IS FOR YOU? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Investors purchasing shares through an asset-allocation program may wish to purchase shares through the BL Purchase Program. For more information about these sales arrangements, consult your investment dealer or Mentor Distributors, LLC ("Mentor Distributors"). Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of another Mentor fund and for shares of Cash Resource U.S. Government Money Market Fund. See "How to Exchange Shares."


HOW TO BUY SHARES


     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $100. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of Mentor Funds or Mentor Distributors. You can buy Portfolio shares BY COMPLETING THE ENCLOSED NEW ACCOUNT FORM and sending it to Boston Financial Data Services at 2 Heritage Drive, North Quincy MA 02171, along with a check or money order made payable to Mentor Funds, THROUGH YOUR FINANCIAL INSTITUTION, which may be an investment dealer, a bank, or another institution, OR THROUGH AUTOMATIC INVESTING. If you do not have a dealer, Mentor Distributors can refer you to one.

     AUTOMATIC INVESTMENT PLAN. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.

     Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for the GROWTH, CAPITAL GROWTH, STRATEGY, INCOME AND GROWTH, and GLOBAL PORTFOLIOS are:


                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
                                                                         -------------    -------------    -----------
Less than $50,000.....................................................        5.75%            6.10%          5.00%
$50,000 but less than $100,000........................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        3.75%            3.90%          3.00%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below)


     The current sales charges for the MUNICIPAL INCOME and QUALITY INCOME PORTFOLIOS are:

                                                                         SALES CHARGE
                                                                             AS A         SALES CHARGE
                                                                         PERCENTAGE OF        AS A
                                                                            PUBLIC        PERCENTAGE OF
                                                                           OFFERING        NET AMOUNT        DEALER
                                                                             PRICE          INVESTED       COMMISSION*
                                                                         -------------    -------------    -----------
Less than $100,000....................................................        4.75%            4.99%          4.00%
$100,000 but less than $250,000.......................................        4.00%            4.17%          3.25%
$250,000 but less than $500,000.......................................        3.00%            3.09%          2.50%
$500,000 but less than $1 million.....................................        2.00%            2.04%          1.75%
$1 million or more....................................................           0%               0%       (see below)

---------------

* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     Shares of the SHORT-DURATION INCOME PORTFOLIO are sold subject to a sales charge of 1%.

     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Distributors for more information.

     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Distributors for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form and in the Statement of Additional Information. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in The Mentor Funds in response to certain promotional activities, and the CDSC may be waived under certain circumstances. The sales charges shown above will not apply to shares purchased by you if you purchase shares through EVEREN Securities, Inc. with the redemption proceeds received by you within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund. No CDSC will apply to these purchases. EVEREN Securities, Inc. may compensate your investment dealer in connection with any such purchase. See "How to Buy Shares -- General" below.




     CLASS B SHARES. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five or six years of purchase, depending on the Portfolio. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:

                                              CONTINGENT DEFERRED SALES     CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE OF     CHARGE AS A PERCENTAGE OF
                                                  APPLICABLE AMOUNT             APPLICABLE AMOUNT
                                              REDEEMED (GROWTH, CAPITAL     REDEEMED (QUALITY INCOME,
                                              GROWTH, STRATEGY, INCOME        MUNICIPAL INCOME, AND
           YEARS SINCE PURCHASE PAYMENT        AND GROWTH, AND GLOBAL        SHORT- DURATION INCOME
                       MADE                          PORTFOLIOS)                   PORTFOLIOS)
         --------------------------------     -------------------------     -------------------------
                          1                              4.0%                          4.0%
                          2                              4.0%                          4.0%
                          3                              3.0%                          3.0%
                          4                              2.0%                          2.0%
                          5                              1.0%                          1.0%
                          6                              None                          1.0%
                          7+                             None                          None


     For information on how sales charges are calculated if you exchange your shares, see "How To Exchange Shares."



     THE BL PURCHASE PROGRAM. If you purchase Class B shares through an asset-allocation program sponsored by your broker-dealer or other financial institution, you may elect to participate in the BL Purchase Program. Shares purchased through this Program are not subject to the CDSC shown above. Rather, a CDSC of 1.00% will be imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Your broker-dealer or other financial institution is responsible for making the election on your behalf to invest through the Program. Accordingly, if you wish to purchase shares through this Program, you should instruct your broker-dealer or financial institution to do so.


GENERAL


     A Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by Mentor Funds' current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, each investment adviser or sub-adviser, and each of their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under a Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors or its affiliates. A Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. A Portfolio may sell its Class A shares without a sales charge to shareholders of other mutual funds who invest in Mentor Funds in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after the purchase). Contact Mentor Distributors. If you invest through a broker-dealer or other financial institution, your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or other financial institution accordingly.


     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of a Portfolio at net asset value.

     In determining whether a CDSC is payable in respect of the shares redeemed, a Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. See the Example below.

EXAMPLE:


You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

       o Proceeds of 50 shares redeemed at $12 per share           $600
       o Minus proceeds of 10 shares not subject to a CDSC
because they were acquired through dividend reinvestment (10
x $12)                                                             -120
       o Minus appreciation on remaining shares, also not
subject to CDSC (40 x $2)   ss                                      -80
                                                                   ----
       o Amount subject to a CDSC                                  $400

     Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

     If you are considering redeeming or exchanging shares of a Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

     To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.


     Because of the relatively high cost of maintaining accounts, each Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by a Portfolio by increasing investment in shares of that Portfolio to a value of $500 or more during such 60-day period.



     Mentor Distributors, Mentor Advisors, the sub-advisers, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolios. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of Mentor Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.


     REINVESTMENT PRIVILEGE. If you redeem Class A or B shares of any Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in any of the Portfolios, there may be tax consequences.

DISTRIBUTION PLANS (CLASS B SHARES)


     Mentor Distributors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, is the principal distributor for the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any Portfolio. Mentor Distributors, LLC is the successor to Mentor Distributors, Inc.


     Each of the Portfolios has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (each, a "Class B Plan") providing for payments by the Portfolio to its distributor from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Class B Plan for such periods as they may determine. A Portfolio's distributor also receives the proceeds of any CDSC imposed on redemptions of shares.

     Payments under the Plans are intended to compensate a Portfolio's distributor for services provided and expenses incurred by it as principal underwriter of a Portfolio's Class B shares. A Portfolio's distributor may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolios. Financial institutions will receive fees from a Portfolio's distributor based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by a Portfolio's distributor. A Portfolio's distributor may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the relevant Class B Plan, the terms of any agreements between dealers and a Portfolio's distributor, and any applicable limits imposed by the National Association of Securities Dealers, Inc.


HOW TO SELL SHARES


     You can sell your shares in any Portfolio to that Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. A Portfolio will only redeem shares for which it has received payment.



     SELLING SHARES DIRECTLY TO A PORTFOLIO. Send a signed letter of instruction and stock power form, along with any certificates that represent shares you want to sell, to Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. See the Statement of Additional Information for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors, and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, or fiduciary, or surviving joint owner. Contact Mentor Distributors for details.


     SELLING SHARES BY TELEPHONE. You may use Mentor Distributors' Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.


     SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

     The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     SYSTEMATIC WITHDRAWAL PROGRAM. You may redeem Class A or B shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.

HOW TO EXCHANGE SHARES


     Except as otherwise described below, you can exchange your shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio offered by this Prospectus and certain other portfolios in the Mentor family at net asset value beginning 15 days after purchase. You may also exchange shares of any Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will not be included in calculating the length of time you have owned the shares subject to the CDSC, and any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)



     To exchange your shares, simply complete an Exchange Authorization Form and send it to Mentor Funds, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to Sell Shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Distributors for a prospectus relating to the Cash Fund or the other portfolios into which you may exchange your shares. Shares of certain of the Portfolios may not available to residents of all states.


     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of a Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

DISTRIBUTIONS AND TAXES


     Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios, quarterly for the Income and Growth Portfolio, and annually for the Growth, Capital Growth, Global, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any, at least annually. All dividends and distributions of net capital gain will be invested in additional shares of the same class of a Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.


     Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.


     All Portfolio distributions, other than exempt-interest dividends, will be taxable to you as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long you have held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year Mentor Funds will notify you of the amount and tax status of distributions paid to you by your Portfolio for the preceding year.



     To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of those Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by any of these Portfolios for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.


     MUNICIPAL INCOME PORTFOLIO. Distributions designated by the Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. If you receive Social Security and railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Portfolio may have on the taxation of your benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders.


     GLOBAL PORTFOLIO ONLY. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents, will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.


                            ------------------------

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to foreign, state, and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


MANAGEMENT


     The Trustees of Mentor Funds are responsible for generally overseeing the conduct of its business. MENTOR INVESTMENT ADVISORS, LLC is the investment adviser to each of the Portfolios other than the Global Portfolio. MENTOR PERPETUAL ADVISORS, LLC is the investment adviser to the Global Portfolio. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.



     All investment decisions made for the Portfolios by Mentor Advisors and Mentor Perpetual are made by investment management teams at those firms.


     Mentor Advisors, formerly Commonwealth Investment Counsel, Inc., has over $11 billion in assets under management. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Mentor Advisors is the successor to Commonwealth Investment Counsel, Inc., Commonwealth Advisors, Inc., Charter Asset Management, Inc. and Wellesley Advisors, Inc., each of which previously provided investment advisory services to certain of the Portfolios. Mentor Investment Group, LLC is the successor to Mentor Investment Group, Inc.

     Wheat First Butcher Singer, Mentor's parent company, has entered into an Agreement and Plan of Merger pursuant to which it is to be acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor Investment Group or any of its subsidiaries, including Mentor Advisors. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the Portfolios' investment advisory and sub-advisory agreements. It is expected that, upon consummation of the acquisition
(which is expected to occur as early as January of 1998), the Trust will enter into new investment advisory agreements with Mentor Advisors and Mentor Perpetual (and will enter into related sub-advisory agreements), which will be substantially identical to the agreements currently in effect.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools including private individuals, charities, pension plans, and life assurance companies.

     Mentor Advisors and Mentor Perpetual together serve as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds, including those offered by this Prospectus. For a prospectus relating to certain of these other investment portfolios, and for information concerning your eligibility to purchase shares of those portfolios, contact Mentor Distributors.


     Each of the Portfolios (other than the Global Portfolio) pays management fees to Mentor Advisors at the annual rates described above under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses", and the Global Portfolio pays fees to Mentor Perpetual equal to 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver at any time in its sole discretion.

THE SUB-ADVISERS

     VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC. serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is an indirect wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer, are engaged in a wide range of financial services. As of September 30, 1997, Van Kampen, together with its affiliates, advised or supervised approximately $65.4 billion of assets. For its services as sub-adviser, Van Kampen receives a fee from Mentor Advisors at the following annual rate: .25% of the first $60 million of the Portfolio's average net assets and .20% of the Portfolio's average net assets over $60 million.



     David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $13 billion.


     WELLINGTON MANAGEMENT COMPANY, LLP serves as sub-adviser to the Income and Growth Portfolio. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1997, Wellington Management had discretionary investment management authority with respect to approximately $168.7 billion in assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Wellington Management receives a fee from Mentor Advisors at the following annual rate: 0.325% of the first $50 million of the Portfolio's average net assets, 0.275% of the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million.

     Paul D. Kaplan, Senior Vice President of Wellington Management, has served as portfolio manager of the fixed-income and U.S. Government securities portion of the Portfolio since its inception in May 1993. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982. As of November 30, 1996, Wellington Management's Equity Income Team, a group of equity portfolio managers and senior investment professionals, assumed responsibility for managing the equity securities portion of the Portfolio.



     GENERAL. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages the relevant Portfolio's investments in accordance with the stated policies of the Portfolio. Each makes investment decisions for a Portfolio and places the purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and Mentor Funds. Mentor Funds pays all expenses not assumed by the investment advisers, sub-advisers, or Mentor Investment Group, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Portfolios' Class B Plans.



     In selecting broker-dealers, an investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.


OTHER SERVICES


     ADMINISTRATIVE SERVICES. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to each of the Portfolios at an annual rate of 0.10% of the Portfolio's average net assets.



     SHAREHOLDER SERVICING PLAN. Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with Mentor Distributors to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of a Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolios reasonably request.



     In addition to receiving payments under the Service Plan, financial institutions may be compensated by a Portfolio's investment adviser, by a Portfolio's sub-adviser, or by Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by an investment adviser, sub-adviser, and/or Mentor Investment Group, and will not be made from the assets of any of the Portfolios.


GENERAL


     Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of its Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts.



     Mentor Funds is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Mentor Funds' shares are currently divided into eleven series, eight of which are being offered by this Prospectus. Each series offered by this Prospectus issues three classes of shares, Class A and Class B and Institutional Shares. The sales charge and other expenses of a Portfolio's Institutional Shares differ from those of its Class A and B shares, which will affect performance. Contact Mentor Investment Group for information concerning the Institutional Shares of any Portfolio at 1-800-869-6042. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither Mentor Funds nor any Portfolio is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts 02266 serves as custodian for the Global Portfolio. State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., serves as transfer agent and dividend disbursing agent for the Portfolios. Mentor Funds' independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.


PERFORMANCE INFORMATION


     Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of a Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of a Portfolio will differ. Any quotation of investment performance not reflecting a CDSC or maximum front-end sales charge would be reduced if the CDSC or front-end sales charges were reflected. Quotations of yield or total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information for more information. Information may be presented in advertisements about a Portfolio describing the background and professional experience of the Portfolio's investment adviser, sub-adviser, or any of their personnel.



     ALL DATA ARE BASED ON A PORTFOLIO'S PAST INVESTMENT RESULTS AND DO NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio, a Portfolio's operating expenses, and which class of shares you purchase. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.


     As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.

                                                                        APPENDIX

MOODY'S INVESTORS SERVICE, INC., LONG-TERM MUNICIPAL DEBT RATINGS

     AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

STANDARD AND POOR'S LONG-TERM MUNICIPAL DEBT RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

     PLUS (+) OR MINUS (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC., SHORT-TERM LOAN RATINGS

     MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

STANDARD AND POOR'S MUNICIPAL NOTE RATINGS

     SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATINGS

     F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.

MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS

     P-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     P-2 -- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

     A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MENTOR FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.



     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND MENTOR FUNDS IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.



                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016


                         1997 MENTOR DISTRIBUTORS, LLC


                                  MENTOR FUNDS



                            MENTOR GROWTH PORTFOLIO


                       MENTOR PERPETUAL GLOBAL PORTFOLIO

                        MENTOR CAPITAL GROWTH PORTFOLIO

                           MENTOR STRATEGY PORTFOLIO

                       MENTOR INCOME AND GROWTH PORTFOLIO

                       MENTOR MUNICIPAL INCOME PORTFOLIO

                        MENTOR QUALITY INCOME PORTFOLIO

                     MENTOR SHORT-DURATION INCOME PORTFOLIO

                              -------------------
                                   PROSPECTUS
                              -------------------


                                January   , 1997


                              [MENTOR FUNDS LOGO]

P R O S P E C T U S                                           January   , 1997


                           Mentor Balanced Portfolio


         Mentor Balanced Portfolio seeks capital growth and current income. The Portfolio is a series of shares of beneficial interest of Mentor Funds, an open-end management investment company. The Portfolio invests in a diversified portfolio of debt and equity securities which Mentor Investment Advisors, LLC, the Portfolio's investment adviser, believes will produce both capital growth and current income. The Portfolio may use "leverage" -- that is, it may borrow money to purchase additional portfolio securities, which involves special risks. See "Other investment practices and risk factors -- Leverage" on page 7.

         This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. You can find more detailed
information in the January   , 1997 Statement of Additional Information, as
amended from time to time. For a free copy of the Statement or for other information, call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.


                              --------------------
                            Mentor Distributors, LLC
                                  Distributor
                              --------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
          HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
             UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense summary

     Expenses are one of several factors to consider when investing in the Portfolio. The following table summarizes expenses incurred by the Portfolio based on its most recent fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Portfolio over specified periods.

     Shareholder Transaction Expenses:
     Maximum Sales Load Imposed On Purchases                  None
     Maximum Sales Load Imposed on Reinvested Dividends       None
     Redemption Fees                                          None
     Exchange Fees                                            None
     Contingent Deferred Sales Charge
       (as a percentage of the lower of the original
        purchase price or redemption proceeds of
        shares redeemed):                                     5.0% in the
                                                              first year,
                                                              declining to
                                                              1.0% in the
                                                              fifth year, and
                                                              eliminated
                                                              thereafter

        Annual Portfolio Operating Expenses:
        (as a percentage of average net assets)
           Management Fees*                                0.20%
           12b-1 Fees*                                     0.00%
           Shareholders Service Fee*                       0.00%
           Other Expenses*                                 0.30%
                                                           -----
            Total Portfolio Operating Expenses*            0.50%

     ---------------

     * After waivers

        During the Portfolio's last fiscal year, the Portfolio's investment adviser waived all Management Fees, the Portfolio's distributor waived all 12b-1 Fees and Shareholder Service Fees, and Mentor Investment Group, LLC waived certain adminstrative fees. In the absence of the waivers, Management Fees would have been 0.75%, 12b-1 Fees would have been 0.75%, Shareholder Service Fees would have been 0.25%, Other Expenses would have been 0.31%, and Total Portfolio Operating Expenses would have been 2.06%. Mentor Advisors, Mentor Distributors, and/or Mentor Investment Group may waive all or a portion of such fees for the current fiscal year.

     Examples

     Your investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

     1 year             3 years             5 years               10 years
     ------             -------             -------               --------

       $5                 $16                 $28                   $63

     You would pay the following expenses on the same investment, assuming no redemption:

     1 year             3 years             5 years               10 years
     ------             -------             -------               --------

       $55                $46                 $38                   $63


     This information is provided to help you understand the expenses of investing in the Portfolio and your share of the estimated operating expenses of the Portfolio. The information concerning the Portfolio is based on the expenses the Portfolio expects to incur during its first full fiscal year. The Examples should not be considered a representation of future performance; actual expenses may be more or less than those shown. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     Financial Highlights

     The financial highlights presented below for the Portfolio have been derived from the financial statements of the Balanced Portfolio, which have been audited by KPMG Peat Marwick LLP, independent auditors. The report of KPMG Peat Marwick LLP, along with the Portfolio's financial statements and notes thereto, is incorporated by reference into the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. See "Financial Statements" in the Statement of Additional Information.





                                                                            Mentor Balanced Portfolio
                                                                        ----------------------------------


                                                             Year Ended         Year Ended        Period Ended        Period Ended
                                                              9/30/97            9/30/96           9/30/95*            12/31/94**
                                                              ---------         ----------         ----------          ----------
     Per Share Operating Performance

     Net asset value, beginning of
       period..............................................     $16.28          $ 14.85              $12.44                $12.50
       Net Investment income (loss)........................       0.43             0.42                0.36                  0.22
       Net realized and unrealized gain (loss)
         on investments....................................       3.35             2.09                2.08                 (0.09)
                                                                ------             ----                ----                  ----

     Total from investment operations......................       3.78             2.51                2.44                  0.13

     Less distributions
       Dividends from net investment income................      (0.43)           (0.48)              (0.03)                (0.19)
       Distributions from capital gains....................      (2.02)           (0.60)               ----                  ----

     Total Distributions...................................      (2.45)           (1.08)              (0.03)                (0.19)

     Net asset value, end of period........................     $17.61           $16.28             $ 14.85               $ 12.44

     Total return..........................................      26.09%           18.00%              19.28%                 1.00%

     Ratios/Supplemental Data

     Net assets, end of period
        (in 000's).........................................     $4,102           $3,825              $3,210                $2,911
     Ratio of expenses to average
       net assets..........................................       0.50%            0.50%            0.50%(a)              0.50%(a)
     Ratio of expenses to average net
       assets excluding waiver.............................       2.13%            2.06%            2.12%(a)              2.72%(a)
     Ratio of net investment income (loss)
       to average net assets...............................       2.78%            2.83%            3.26%(a)              3.32%(a)
     Portfolio turnover rate...............................         80%             103%                 65%                   71%
     Average commission rate on
       portfolio transactions..............................    $0.0696         $ 0.0694                ----                  ----
     ------------


     * For the period January 1, 1995 to September 30, 1995.

     **For the period from June 21, 1994 (commencement of operations) to December 31, 1994.

     (a) Annualized.

     Investment objective and policies

         Mentor Balanced Portfolio's investment objective is to seek capital growth and current income. The Portfolio invests in a diversified portfolio of equity and fixed-income securities which Mentor Advisors believes will produce both capital growth and current income. There can, of course, be no assurance that the Portfolio will achieve its investment objective. The Portfolio is a series of Mentor Funds (the "Trust"), an open-end series investment company. The Trustees would not materially change the Portfolio's investment objective without shareholder approval.

         The Portfolio may invest in almost any type of security. The Portfolio's securities will include some securities selected primarily to provide for growth in value, others selected for current income, and other for stability of principal.

         Mentor Advisors will adjust the proportions of the Portfolio's assets invested in the different types of securities in order to adjust to changing market conditions. For example, under certain market conditions, Mentor Advisors may judge that most of the Portfolio's assets should be invested in equity securities, and that only a relatively small portion of the Portfolio's assets should be invested in fixed-income securities. At other times, Mentor Advisors may invest most of the Portfolio's assets in fixed-income securities, with a corresponding reduction in the portion of the Portfolio's assets invested in equity securities. Under normal circumstances, the Portfolio will invest at least 25% of its assets in fixed-income securities and 25% of its assets in equity securities.

         The Portfolio will invest in debt securities and preferred stocks of investment grade, and the Portfolio will seek under normal market conditions to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

         At times Mentor Advisors may decide that conditions in the securities markets make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Mentor Advisors may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio would be permitted to hold all or any portion of its assets in high quality fixed-income securities, cash, or money market instruments. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

         Mortgage-backed securities; other asset-backed securities. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations and certain stripped mortgage-backed securities and "residual" interests therein. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

         Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

         Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. The Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's average duration and net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may under some circumstances fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy or sell those securities at any particular time.

         Certain securities held by the Portfolio may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Portfolio during a time of declining interest rates, the Portfolio might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         The Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

         The Portfolio may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests, as well as new types of mortgage-related securities that may be developed and marketed from time to time. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests.

         Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolio may invest in a wide variety of such securities, including mortgage- and other asset- backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.

         Mentor Advisors may not be able to obtain current market quotations for certain mortgage-backed or asset- backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, Mentor Advisors may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which the Portfolio may invest may be highly illiquid, and the Portfolio may not be able to sell such a security at a particular time or at the value it has placed on it.

         In calculating the value and duration of mortgage-backed or other asset-backed securities, Mentor Advisors will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rate or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that Mentor Advisors will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that the Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.

         Zero-coupon bonds. The Portfolio may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

         Premium securities. The Portfolio may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Portfolio may elect not to amortize the premium, in which case it would likely recognize a capital loss if it holds such securities to maturity and may recognize a larger loss if the security is sold or called prior to its maturity.

         Other investment practices and risk factors

         The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

         Leverage. The Portfolio may borrow money to invest in additional portfolio securities to see current income. This technique, known as "leverage," increases the Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolio currently intends to use leverage in order to adjust the dollar-weighted average duration of its portfolio, and the Portfolio will not always borrow money for investment. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Advisors's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed 33-1/3% of the value of the Portfolio's total assets (less all liabilities of the Portfolio other than the leverage).

         Options and futures. The Portfolio may buy and sell call and put options on securities it owns to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return. In addition, the Portfolio may buy and sell options and futures contracts (including index futures contracts, described below) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestment in new securities.

         The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Although the Portfolio will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described below and in the Statement of Additional Information.

         Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see "Options" and "Futures Contracts" in the Statement of Additional Information.

         Index futures and options. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in futures and options transactions.

         Risks related to options and futures strategies. Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities in the Portfolio's portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on Mentor Advisors's ability to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if Mentor Advisors believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

         The Portfolio generally expects that its options and futures contract transactions will be conducted on recognized exchanges. In certain instances, however, the Portfolio may purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Advisors, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

         Securities loans, repurchase agreements, forward commitments, and reverse repurchase agreements. The Portfolio may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. The Portfolio may also purchase securities for future delivery. The Portfolio may also enter into "reverse" repurchase agreements and "dollar-roll" transactions, which generally involve the sale by the Portfolio of securities held by it and an agreement to repurchase the securities (or, in the case of dollar rolls, similar securities), at an agreed-upon price, date and interest payment. Reverse repurchase agreements, dollar- roll transactions, and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.

         Foreign securities. The Portfolio may invest in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

         The Portfolio may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs or GDRs are subject to many of the same risks of investing in foreign securities generally.

         Interest rate transactions. In order to attempt to protect the value of the Portfolio's portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of the Portfolio's portfolio, the Portfolio may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by the Portfolio with another party of different types of interest rate streams (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. The Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Mentor Advisors is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Portfolio would be less favorable than what it would have been if this investment technique were not used.

     Management of the Portfolio

         The Trustees of the Trust are responsible for generally overseeing the conduct of its business. Mentor Investment Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. All investment decisions for the Portfolio are made by a team of investment professionals at Mentor Advisors.

         Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, Inc. ("Mentor Investment Group"), which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). WFBS, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of

     EVEREN Securities, Inc. and its affiliates. Mentor Advisors is the successor to Commonwealth Investment Counsel, Inc. Mentor Advisors, together with its affiliates, serves as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds.


         Wheat First Butcher Singer, Mentor's parent company, has entered into an Agreement and Plan of Merger pursuant to which it is to be acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Advisors. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the investment advisory agreement between the Portfolios and Mentor Advisors. It is expected that, upon consummation of the acquisition (which is expected to occur as early as January of 1998), the Portfolio will enter into a new investment advisory agreement with Mentor Advisors, which will be substantially identical to the agreement currently in effect.

         Subject to the general oversight of the Trustees, Mentor Advisors, as investment adviser, manages the Portfolio's securities in accordance with the stated policies of the Portfolio. Mentor Advisors makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In addition, Mentor Advisors pays the salaries of all officers and employees who are employed by both it and the Trust. The Portfolio pays all expenses not assumed by Mentor Advisors or Mentor, including, among other things, Trustee's fees, auditing, legal, accounting, custodial, investor servicing, and shareholder reporting expenses, and payments under its Plans of Distribution. All investment decisions made for the Portfolio are made by an investment committee at Mentor Advisors made up of investment professionals at Mentor Advisors.

         Mentor Advisors places all orders for purchases and sales of the Portfolio's securities. In selecting broker-dealers, Mentor Advisors may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Advisors may consider sales of shares of the Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.

         The Portfolio pays management fees to Mentor Advisors at the annual rate described above under "Summary of Portfolio Expenses - Annual Portfolio Operating Expenses." Mentor Advisors may from time to time voluntarily waive some or all of its management fee and may terminate such voluntary waiver at any time in its sole discretion.

         Portfolio turnover. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual Portfolios. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The Portfolio's portfolio turnover rates since inception are shown in the section "Financial Highlights."

     Valuing the Portfolio's shares

         The Portfolio calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

     How to buy shares

         You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little at $100. Investments under IRAs and investments under qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of Mentor Funds or Mentor Distributors. You can buy Portfolio shares from Mentor Distributors by check or money order, through your financial institution, which may be an investment dealer, a bank, or another institution, or through automatic investing. If you do not have a dealer, Mentor Distributors can refer you to one.

         Automatic Investment Plan. Once you have made the initial minimum investment in a Portfolio, you can make regular investments of $50 or on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Distributors.

         Shares are sold at a price based on a Portfolio's net asset value next determined after Mentor Distributors receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors or your investment dealer must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering service.

         Shares of the Portfolio are sold without an initial sales charge, although a contingent deferred sales charge ("CDSC") will be imposed if you redeem shares within five years of purchase. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                                                   Contingent Deferred Sales
                   Year Since                      Charge as a Percentage of
              Purchase Payment Made                Applicable Amount Redeemed
              ---------------------                --------------------------
                      1                                      5.0%
                      2                                      4.0%
                      3                                      3.0%
                      4                                      2.0%
                      5                                      1.0%
                      6+                                     None

         The CDSC shown above is not imposed upon the redemption of shares purchased pursuant to certain asset- allocation plans. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Consult Mentor Distributors for more information.

         In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares.) Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC.

     Example:

         You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

                  o     Proceeds of 50 shares redeemed at $12 per share               $600

                  o     Minus proceeds of 10 shares not subject to a CDSC
                        because they were acquired through dividend reinvestment
                        (10 x $12)                                                    -120

                  o     Minus appreciation on remaining shares, also not subject
                        to CDSC (40 x $2)                                             - 80
                                                                                     -----
                  o     Amount subject to a CDSC                                     $ 400


         Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

     General

         The Portfolio may waive the CDSC on shares redeemed by the Trust's current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, Mentor Advisors, each their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under the Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors. In addition, the Portfolio may sell shares without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement; (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. If you invest through a broker-dealer or other financial institution your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or financial institution accordingly.

         If you are considering redeeming or exchanging shares of the Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

         To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

         Because of the relatively high cost of maintaining accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' notice, any account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by the Portfolio by increasing his investment in shares to a value of $500 or more during such 60-day period.

         Mentor Distributors, Mentor Advisors, or affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolios. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of the Portfolio through EVEREN Securities, Inc. with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Mentor Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

         Reinvestment Privilege. If you redeem shares of the Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC. If you redeem shares in the Portfolio, there may be tax consequences.

     How to sell shares

         You can sell your shares in the Portfolio to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.

         Selling shares directly to the Portfolio. Send a signed letter of instruction or stock power form, along with any certificates that represent shares you want to sell to Mentor Funds, c/o Boston Financial Data Services, Inc. ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the next net asset value calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the Statement for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Distributors and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

         Selling shares by telephone. You may use Mentor Distributors Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Distributors of an address change within the preceding 15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Mentor Distributors. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Distributors by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

         Selling share through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

         The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

         Systematic Withdrawal Program. You may redeem shares of a Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Shares redeemed under the Systematic Withdrawal program are not subject to a CDSC, but the aggregate withdrawals of shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Distributors for more information.

     How to exchange shares

         Except as otherwise described below, you can exchange your shares in the Portfolio worth at least $1,000 for shares of the same class of certain other funds in the Mentor family at net asset value beginning 15 days after purchase. You may also exchange shares of the Portfolio for shares of Cash Resource U.S. Government Money Market Fund the ("Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of any Portfolio into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange. (If you exchange your shares for shares of the Cash Fund, the period when you hold shares of the Cash Fund will be included in calculating the length of time you have owned the shares subject to the CDSC; alternatively, Mentor Distributors may elect not to include the length of time you hold shares of the Cash Fund, in which case any CDSC payable on redemption of your shares will be reduced by the amount of any payment collected by the Cash Fund under its distribution plan in respect of those shares. Contact Mentor Distributors for information.)

         To exchange your shares, simply complete an Exchange Authorization Form and send it to Mentor Funds, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask your investment dealer or Mentor Distributors for a prospectus of the Mentor Family of Funds which relates to the other Portfolios or a prospectus relating to Cash Resource U.S. Government Money Market Fund. Shares of certain of the Portfolios may not available to residents of all states.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributions or the Trustees believe doing so would be in the best interests of the Fund, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

         Exchanges to and from the Portfolio are not available at the date of this Prospectus. Consult Mentor Distributors as to the availability of such exchanges in the future.

     Distributions and Taxes

         Dividends, if any, are declared daily and paid monthly to all shareholders invested in the Portfolio on a record date. Any next realized capital gain will be distributed at least annually. All dividends and distributions will be invested in additional shares unless a shareholder requests in writing to receive the dividend or distribution in cash.

         The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

         All Portfolio distributions will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxed as such, regardless of how long you have held the shares (although the loss on a sale of shares held for less than six months will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maxiumum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Mentor Family of Funds will notify you of the amount and tax status of distributions paid to you by the Portfolio for the preceding year.

         The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. You should consult your tax adviser to determine the precise effect of an investment in the Portfolio on your particular tax situation.

         The Portfolio has agreed to indemnify Mentor Distributors against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     Other services

         Administrative Services. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides the Portfolio with certain administrative personnel and services necessary to operate the Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to the Portfolio at an annual rate of 0.10% of the Portfolio's average net assets. In order to limit the Portfolio's expenses, Mentor Investment Group has agreed to waive its fee for the current fiscal year. This waiver may be terminated at any time. Mentor Investment Group, LLC is the successor to Mentor Investment Group, Inc.

         Shareholder Servicing Plan. Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments from the Portfolios at a rate not exceeding 0.25% of the average daily net assets of the Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolio reasonably requests.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by Mentor Advisors and/or The Mentor Funds, or affiliates thereof, for providing administrative support services to holders of the Portfolio's shares. These payments will be made directly by Mentor Advisors and/or Mentor Funds and will not be made from the assets of the Portfolio.

      Mentor Funds

         Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of the Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

         Mentor Funds is an open-end, diversified, series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Mentor Funds' shares are currently divided into nine series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither Mentor Funds nor the Portfolio is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

         In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

         For additional information concerning the Mentor Family of Funds or any of its Portfolios being offered for sale, contact Mentor Distributors, by calling 1-800-382-0016 or writing to Mentor Distributors at 901 East Byrd Street, Richmond, Virginia 23219.

     Custodian and transfer and dividend agent

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. Boston Financial Data Services, Inc. serves as the Portfolio's transfer and dividend agent. Mentor Funds' independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.

     Performance information

         Yield and total return data may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by dividing the Portfolio's annualized net investment income per share of the class during a recent 30-day period by the maximum public offering price per share on the last day of that period. A "total return" for the one, five- and ten-year periods (or for the life of the Portfolio, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Portfolio reflecting the deduction of any applicable contingent deferred sales charge. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Any quotation of investment performance not reflecting the contingent deferred sales charge would be reduced if such sales charges were used. Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of Mentor Advisors or any of its personnel.

         All data are based on the Portfolio's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's securities, and the Portfolio's operating expenses. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Portfolio's official sales literature in connection with the offer of the Portfolio's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

         Additional information concerning the securities offered hereby and the Portfolio is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.

                                     MENTOR
                                    BALANCED
                                   PORTFOLIO

                                   ----------

                                   PROSPECTUS

                                   ----------



                            Mentor Distributors, LLC

PROSPECTUS                                                  January    , 1997
Institutional Shares


                                  MENTOR FUNDS

Mentor Funds, an open-end management investment company, is offering Institutional Shares of eight different investment portfolios to institutional and high net-worth individual investors: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio, Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, and Mentor Short-Duration Income Portfolio. Certain of the Portfolios may use "leverage" -- that is, they may borrow money to purchase additional portfolio securities, which involves special risks. See "Other Investment Practices."


Mentor Funds (the "Trust") provides investors an opportunity to invest in a variety of Portfolios offering a wide array of investment strategies. Each Portfolio pursues its investment objectives through the investment policies described in this Prospectus. This Prospectus sets forth concisely the information about Mentor Funds that a prospective investor should know before investing. Investors should read this Prospectus carefully and retain it for future reference. More detailed information can be found in the January ___, 1997 Statement of Additional Information, as amended from time to time. For a free copy of the Statement or for other information, please call 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The address of Mentor Funds is P.O. Box 1357, Richmond, Virginia 23218-1357.


                            Mentor Distributors, LLC
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES ANDEXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THEACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents

                                                                            Page
                                                                            ----
Expenses Summary..........................................................  2
Investment Objectives and Policies........................................  3
Valuing the Portfolios' Shares............................................ 16
How To Sell Shares........................................................ 18
How To Exchange Shares.................................................... 18
Distributions and Taxes................................................... 19
Management................................................................ 20
General................................................................... 23
Performance Information................................................... 23
APPENDIX.................................................................. 24

Expenses Summary

Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown reflect the estimated expenses each of the Portfolios expects to occur with respect to its Institutional Shares. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Institutional Shares of each Portfolio over specified periods.

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchases.........................          None
Maximum Sales Charge Imposed on Reinvested Dividends..............          None
Exchange Fee......................................................          None
Contingent Deferred Sales Charge..................................          None


Annual Portfolio Operating Expenses
(As a percentage of average net assets)



                                                                        Income                                        Short-
                                                Capital                   and    Perpetual    Quality   Municipal   Duration
                                    Growth      Growth     Strategy     Growth     Global      Income     Income      Income
                                   Portfolio   Portfolio   Portfolio   Portfolio  Portfolio   Portfolio  Portfolio   Portfolio
                                   ---------   ---------   ---------   ---------  ---------   ---------  ---------   ---------
Management Fees.................     0.70%       0.80%       0.85%       0.75%      1.10%       0.34%*     0.60%      0.20%*
12b-1 Fees......................     None        None        None        None       None        None       None       None
Shareholder Services Fee........     None        None        None        None       None        None       None       None
Other Expenses. . . . . . . . . . .  0.33%       0.38%       0.32%       0.36%      0.60%       0.46%      0.39%      0.41%
Total Portfolio Operating
Expenses........................     1.03%       1.18%       1.17%       1.11%      1.70%       0.80% *    0.99%      0.61%*

*After expense limitation.


Mentor Investment Advisors, LLC has agreed to limit its Management Fees from each of the Quality Income and Short-Duration Income Portfolios and Mentor Investment Group has agreed to limit its administrative services fees from the Short-Duration Income Portfolio until September 30, 1998. In the absence of these expense limitations, Management Fees for the Quality Income Portfolio and the Short-Duration Income Portfolio would be 0.60% and 0.50%, respectively, Other Expenses for the Short-Duration Income Portfolio are expected to be 0.51%, and Total Portfolio Operating Expenses for the Quality Income Portfolio and the Short-Duration Income Portfolio are expected to be 1.06% and 0.91%, respectively.


Examples

You would pay the following expenses on a $1,000 investment in Institutional Shares, assuming 5% annual return and with or without redemption at the end of each period:

                                          1 year    3 years   5 years   10 years
                                          ------    -------   -------   --------

Growth Portfolio......................    $11        $33       $57         $126
Capital Growth Portfolio..............     12         37        65          143
Strategy Portfolio....................     12         37        64          142
Income and Growth Portfolio...........     11         35        61          135
Perpetual Global Portfolio............     17         54        92          201
Quality Income Portfolio..............      8         26        44           99
Municipal Income Portfolio............     10         32        55          121
Short-Duration Income Portfolio.......      6         20        34           76


The Examples should not be considered a representation of future performance; actual expenses may vary.

Investment Objectives and Policies

Mentor Funds is offering Institutional Shares of eight different diversified Portfolios by this Prospectus with varying investment objectives and policies. There can, of course, be no assurance that any Portfolio will achieve its investment objective. The differences in objectives and policies among the Portfolios can be expected to affect the investment return of each Portfolio and the degree of market and financial risk of an investment in each Portfolio. For a discussion of certain investment practices in which the Portfolios may engage, and the risks they may entail, see "Other Investment Practices" below. The investment objectives of the Portfolios, other than those of the Strategy Portfolio and the Short-Duration Income Portfolio, are fundamental policies and may not be changed without shareholder approval. Except for the investment policies designated in this Prospectus or the Statement of Additional
Information as fundamental, the investment policies described herein are not fundamental and may be changed by the Trustees without shareholder approval.

Any percentage limitation on a Portfolio's investments will apply only at the time of investment; a Portfolio would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists as a result of an investment. In addition, a Portfolio will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser or sub-adviser of the Portfolio will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective.

Mentor Investment Advisors, LLC ("Mentor Advisors") is the investment adviser to each of the Portfolios other than the Mentor Perpetual Global Portfolio. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") is the investment adviser to the Global Portfolio.

Mentor Growth Portfolio

The Growth Portfolio's investment objective is long-term capital growth. Although the Portfolio may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

The Portfolio attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Portfolio's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Portfolio may invest in companies of any size, the Portfolio invests principally in common stocks of small to mid-sized companies. The Portfolio invests in companies that, in the opinion of Mentor Advisors, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Mentor Advisors is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Mentor Advisors believes that such investments may offer better than average potential for long-term capital growth.

Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

Mentor Capital Growth Portfolio

The investment objective of the Capital Growth Portfolio is to provide long-term appreciation of capital. The Portfolio may invest in a wide variety of securities which Mentor Advisors believes offers the potential for capital appreciation over both the intermediate and long term. The Portfolio does not invest for current income.

The Portfolio invests primarily in common stocks of companies believed by Mentor Advisors to have the potential for capital appreciation. The Portfolio may invest without limit in preferred stocks, investment-grade bonds, convertible preferred stocks, convertible debentures and any other class or type of security Mentor Advisors believes offers the potential for capital appreciation. In selecting investments, Mentor Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate or long term due to changes in the financial condition of issuers, changes in financial conditions generally, or other factors. The Portfolio also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.

Mentor Strategy Portfolio

The Strategy Portfolio's investment objective is to seek high total return on its investments. In seeking to achieve this objective, Mentor Advisors actively allocates the Portfolio's assets among the major asset categories of equity securities, fixed-income securities, and money market instruments. The Portfolio will normally invest some portion of its assets in each asset category, but may invest without limit in any asset category. Total return consists of current income (including dividends, interest, and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses).

Mentor Advisors believes that the Portfolio has the potential to achieve above-average investment returns at comparatively lower risk by actively allocating its resources among the equity, debt, and money market sectors of the market as opposed to relying solely on just one market sector. For example, Mentor Advisors may at times believe that the equity market holds a higher potential for total return than the debt market and that a relatively large portion of the Portfolio's assets should be allocated to the equity market sector. The reverse would be true at times when Mentor Advisors believes that the potential for total return in the bond market is greater than that in the equity market. Mentor Advisors might also allocate the Portfolio's investments to short-term bonds and money market instruments in order to earn current return and to reduce the potential adverse effect of declines in the bond and equity markets. After determining the portions of the Portfolio's assets to be invested in the various market sectors, Mentor Advisors attempts to select the securities of companies within those sectors offering potential for above-average total return. The achievement of the Portfolio's investment objective depends upon, among other things, the ability of Mentor Advisors to assess correctly the effects of economic and market trends on different sectors of the market. The Portfolio's investments may include both securities of U.S. issuers and securities traded principally in foreign markets. The Portfolio may invest without limit in foreign securities. See "Other Investment Practices -Foreign Securities" for a description of risks associated with investments in such securities.

Within the equity sector, Mentor Advisors actively allocates the Portfolio's assets to those industries and issuers it expects to benefit from major market trends or which it otherwise believes offer the potential for above-average total return. The Portfolio may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American, and other U.S. or foreign stock exchanges and in the over-the-counter market.

Within the fixed-income sector, Mentor Advisors seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment- grade securities. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities and corporate debt securities (including zero- coupon securities). A substantial portion of the Portfolio's investments in the fixed-income sector may be in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain other stripped mortgage-backed securities, which have certain special risks. See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" for a description of these risks. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's ("S&P") or, if unrated, are deemed by Mentor Advisors to be of comparable quality. While bonds rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

The money market portion of the Portfolio will contain short-term fixed-income securities issued by private and governmental institutions. Such securities may include, for example, U.S. Government securities; bank obligations; Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least Aa by Moody's or AA by S&P.

Mentor Income and Growth Portfolio
Sub-adviser: Wellington Management Company, LLP

The investment objective of the Income and Growth Portfolio is to provide a conservative combination of income and growth of capital consistent with capital protection. The Portfolio invests in a diversified portfolio of equity securities of companies Wellington Management Company ("Wellington Management") believes exhibit sound fundamental characteristics and in investment-grade fixed-income securities and U.S. Government securities, as described below.

Wellington Management will manage the allocation of assets among asset classes based upon its analysis of economic conditions, relative fundamental values and the attractiveness of each asset class, and expected future returns of each asset class. The Portfolio will normally have some portion of its assets invested in each asset class at all times but may invest without limit in any asset class.

The Portfolio may invest in a wide variety of equity securities, such as common stocks and preferred stocks, as well as debt securities convertible into equity securities or that are accompanied by warrants or other equity securities. In selecting equity investments, Wellington Management will attempt to identify securities it believes are conservatively valued. Within the equity asset class, the Portfolio seeks to achieve long-term appreciation of capital and a moderate income level by selecting investments in out-of-favor companies with sound fundamentals. These decisions are based primarily on Wellington Management's fundamental research and security valuations.

Within the fixed-income asset class, Wellington Management seeks to invest in a portfolio that provides as high a level of current income as is consistent with prudent investment risk. The Portfolio may invest in debt securities of any maturity, preferred stocks, and other fixed-income instruments, including, for example, U.S. Government securities, corporate debt securities (including zero-coupon securities) and debt securities issued by foreign governments and by companies located outside the United States. The Portfolio will only invest in debt securities which are rated at the time of purchase Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed by Wellington Management to be of comparable quality. While fixed-income securities rated Baa or BBB are considered to be of investment grade, they have speculative characteristics as well. A description of securities ratings is contained in the Appendix to this Prospectus.

The Portfolio may invest up to 10% of its assets in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests in real estate. The Portfolio will limit its investment in real estate investment trusts to 10% of its total assets. Such investments may involve many of the risks of direct investment in real estate, such as declines in the value of real estate, risks related to general and local economic conditions, and adverse changes in interest rates. Other risks associated with real estate investment trusts include lack of diversification, borrower default, and voluntary liquidation.

Mentor Perpetual Global Portfolio

The investment objective of the Global Portfolio is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Portfolio may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual believes to be consistent with the Portfolio's objective.

It is expected that the Portfolio's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Portfolio's assets that may be invested in any single country. Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Portfolio may invest all of its assets in securities of issuers outside the United States, and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Portfolio invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Portfolio may invest in closed-end investment companies holding foreign securities. The Portfolio also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments. See "Other Investment Practices -- Foreign securities."

Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

Except as described below, debt and fixed-income securities in which the Portfolio may invest will be investment grade securities or those of equivalent quality as determined by Mentor Perpetual. The Portfolio may invest up to

5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.

Mentor Quality Income Portfolio

The Quality Income Portfolio's investment objective is to seek high current income consistent with what Mentor Advisors believes to be prudent risk. The Portfolio may invest in debt securities, including both U.S. Government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments.

Corporate debt obligations and preferred stocks in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. A description of securities ratings is contained in the Appendix to this Prospectus.

Mentor Advisors may take full advantage of the entire range of maturities of the securities in which the Portfolio may invest and may adjust the average maturity of the Portfolio's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain stripped mortgage-backed securities (including certain "residual" interests), which involve certain risks. See "Other Investment Practices -- Mortgage-backed securities; other asset- backed securities" and " -- Other mortgage-related securities" below. The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

Mentor Municipal Income Portfolio
Sub-adviser: Van Kampen American Capital Management, Inc.

The investment objective of the Municipal Income Portfolio is to provide investors with a high level of current income exempt from federal regular income tax, consistent with preservation of capital. Under normal market conditions, the Portfolio will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade, or deemed by Van Kampen American Capital Management, Inc. ("Van Kampen") to be of comparable quality. The Portfolio may invest a substantial portion of its assets in municipal securities that pay interest that is a tax preference item under the federal alternative minimum tax. The Portfolio may not be a suitable investment for investors who are already subject to federal alternative minimum tax or who would become subject to federal alternative minimum tax as a result of an investment in the Portfolio.

Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states (including the District of Columbia) and United States territories or possessions, and their political subdivisions, agencies, and instrumentalities, and certain interstate agencies, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The Portfolio may also invest up to 10% of its assets in tax-exempt money market funds, which will be considered tax-exempt municipal securities for this purpose.

Up to 20% of the Portfolio's total assets may be invested in tax-exempt municipal securities rated between BB and B- by S&P or between Ba and B3 by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that Van Kampen considers to be of comparable quality. These securities are below investment grade and are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Portfolio will not invest in securities rated below B-by S&P or below B3 by Moody's at the time of purchase. The Portfolio may hold a portion of its assets in cash or money market instruments.

The two principal classifications of municipal securities are "general obligation" and "special revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Special revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source and generally are not payable from the unrestricted revenues of an issuer. Industrial development bonds and private activity bonds are usually special revenue bonds, the credit quality of which is normally directly related to the credit standing of the private user involved.

There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue, and bond anticipation notes of short maturities, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate on any of the above. No more than 5% of the net assets of the Portfolio will be invested in municipal leases. A more detailed description of the types of municipal securities in which the Portfolio may invest is included in the Statement of Additional Information.

Risks of lower-grade securities. Investors should carefully consider the risks of owning shares of a mutual fund which invests in lower-grade securities, commonly known as "junk bonds", before making an investment in the Portfolio. The lower ratings of certain securities held by the Portfolio reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. Lower-grade securities generally involve greater credit risk than higher-grade municipal securities and are more sensitive to adverse economic changes, significant increases in interest rates, and individual issuer developments. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, the Portfolio may be unable at times to establish the fair value of such securities and may not be able to dispose of such securities in a timely manner at a price which reflects the value of such securities. The rating assigned to a Security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated municipal securities, see the Appendix to this Prospectus.

Van Kampen seeks to minimize the risks involved in investing in lower-grade securities through diversification and careful investment analysis. However, the amount of information about the financial condition of an issuer of lower- grade municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. When the Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on Van Kampen's ability than would be the case if the Portfolio were investing in securities in the higher rating categories. To the extent that there is no established retail market for some of the lower-grade securities in which the Portfolio may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-grade municipal securities held by the Portfolio, the valuation of the Portfolio's securities becomes more difficult and the use of judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established market exists as compared with the effects on securities for which such a market does exist. Further, the Portfolio may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established market does exist.

Concentration. The Portfolio generally will not invest more than 25% of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. The Portfolio may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations, if Van Kampen determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development or private activity bonds or in issuers located in any individual state, although Van Kampen has no present intention to invest more than 25% of the Portfolio's assets in issuers located in the same state. If the Portfolio were to invest more than 25% of its assets in issuers located in one state, it would be more susceptible to adverse economic, business, or regulatory conditions in or affecting that state than if it were to invest in a geographically more diverse portfolio.

Mentor Short-Duration Income Portfolio

The Short-Duration Income Portfolio's investment objective is to seek current income. As a secondary objective, the Portfolio seeks preservation of capital, to the extent consistent with its objective of current income. The Portfolio will normally invest at least 65% of its assets in debt securities with a "duration" of three years or less. The Portfolio may invest in U.S. Government securities and debt obligations of private issuers and in preferred stocks and dividend-paying common stocks, and may hold a portion of its assets in cash or money market instruments.

The Portfolio may at times invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and certain other stripped mortgage-backed securities (including certain "residual" interests). See "Other Investment Practices -- Mortgage-backed securities; other asset-backed securities" and " -- Other mortgage-related securities" below for a description of these securities and risks they may entail. The Portfolio may also invest a substantial portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables.

Traditionally, a debt security's "term to maturity" has been used to evaluate the sensitivity of the security's price to changes in interest rates (the security's interest-rate "volatility"). However, a security's term to maturity measures only the period of time until the last payment of principal or interest on the security, and does not take into account the timing of the various payments of principal or interest to be made prior to the instrument's maturity. By contrast, "duration" is a measure of the full stream of payments to be received on a debt instrument, including both interest and principal payments, based on their present values. Duration measures the periods of time between the present time and the time when the various interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by their present values.

There are some situations where even the standard duration calculation does not properly reflect the interest-rate volatility of a security. For example, floating and variable rate securities often have final maturities of ten years or more; however, their interest-rate volatility is determined based principally on the period of time until their interest rates are reset and on the terms on which they may be reset. Another example where a security's interest-rate volatility is not properly measured by its duration is the case of mortgage-related securities. The stated final maturity of such securities may be up to 30 years, but the actual cash flow on the securities will be determined by the anticipated prepayment rates on the underlying mortgage loans. Therefore, the duration of such a security can change if anticipated prepayment rates change. In these and other similar situations, Mentor Advisors will estimate a security's duration using sophisticated analytical techniques that take into account such factors as the expected prepayment rate on the security and how the prepayment rate might change under various market conditions, although there can be no assurance that any such estimation will accurately predict actual prepayment rates or their effect on the volatility or value of a security.

The Portfolio will invest in investment grade debt securities and preferred stocks and, under normal market conditions, the Portfolio will seek to maintain a portfolio of securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Portfolio, it is rated at least Baa3 by Moody's or BBB- by S&P or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. A description of securities ratings is contained in the Appendix to this Prospectus.

The Portfolio may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices -- Interest rate transactions" below for a description of risks associated with these transactions.

Other Investment Practices

Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

Mortgage-backed securities; other asset-backed securities. Each of the Strategy, Short-Duration Income, Quality Income, and Income and Growth Portfolios may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income and Short-Duration Income Portfolios, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates.
Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

Each of the Strategy, Short-Duration Income, and Quality Income Portfolios may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Portfolio may invest in both the interest-only -- or "IO" -- class and the principal-only -- or "PO" -- class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.

Certain mortgage-backed securities held by the Portfolios may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Each of the Quality Income, Short-Duration Income, Income and Growth, and Strategy Portfolios may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

The Quality Income and Short-Duration Income Portfolios may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Portfolio in such interests could be substantially reduced and the Portfolio may be unable to dispose of the interests at prices approximating the values the Portfolio had previously assigned to them or to recoup its initial investment in the interests. The Portfolios may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Portfolios were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.

Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Portfolios may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.

A Portfolio's investment adviser or sub-adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Portfolio's investment adviser or sub-adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Portfolio may invest may be highly illiquid, and a Portfolio may not be able to sell such a security at a particular time or at the value it has placed on that security.

In calculating the value and duration of mortgage-backed or other asset-backed securities, a Portfolio's investment adviser or sub-adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Portfolio's investment adviser or sub-adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Portfolio will recover the entire amount of the principal paid by it to purchase any such securities.

Zero-coupon bonds. Each of the Global, Income and Growth, Municipal Income, Quality Income, Short-Duration Income, and Strategy Portfolios may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy this distribution requirement.

Premium securities. The Portfolios may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Portfolio generally amortizes the amount of any such premium into income, the Portfolio may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Portfolio may recognize a capital loss if it holds such securities to maturity.

Options and futures. Each of the Portfolios may buy and sell put and call options on securities it owns or plans to purchase to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, each of the Portfolios may at times seek to hedge against fluctuations in net asset value. In addition, to the extent consistent with applicable law, the Portfolios may buy and sell futures contracts and related options to increase investment return. The Strategy Portfolio may also buy and sell options and futures contracts (including index options and futures contracts) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestments in new securities.

Index futures and options. Each of the Portfolios may buy and sell index futures contracts ("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolios may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

Risks related to options and futures strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser or sub-adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser or sub-adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information. Federal tax considerations may also limit a Portfolio's ability to engage in options and futures transactions.

Each Portfolio's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Portfolio may purchase and sell options in transactions in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are not appropriate and when, in the opinion of its investment adviser or sub-adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


Securities  loans and  repurchase  agreements. Each  Portfolio,   other  than
the  Municipal  Income Portfolio,   may  lend  portfolio  securities  and  may
enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each of the Strategy and Short-Duration Income Portfolios may enter into each type of transaction on up to 25% of its assets, and each of the Growth, Capital Growth, Global, Income and Growth, and Quality Income Portfolios may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

Leverage. The Short-Duration Income Portfolio may borrow money to invest in additional securities to seek current income. In addition, a proposal has been made to shareholders of the Quality Income Portfolio to permit the Portfolio to borrow money to invest in additional securities to seek current income. Shareholders could approve that proposal as early as January 1998, at which time the Portfolio would be permitted to do so. Certain other Portfolios may engage in reverse repurchase agreements, forward commitments, and dollar-roll transactions described below and in the Statement of Additional Information, which may have the same economic effect as if the Portfolios had borrowed money.

The use of borrowed money, known as "leverage," increases a Portfolio's market exposure and risk. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Portfolio must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Portfolios currently intend to use
leverage   in  order  to  adjust  the dollar-weighted average duration of their portfolios. A Portfolio will not always borrow money for investment and the extent to which a Portfolio will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage that can exist at any one time will not exceed one-third of the value of the Portfolio's total assets.

Reverse repurchase agreements; forward committments. Each Portfolio, other than the Growth and Strategy Portfolios, may enter into "reverse" repurchase agreements. Each of the Capital Growth, Quality Income, Income and Growth, and Global Portfolios may do so with respect to up to one-third of its assets, and the Municipal Income Portfolio may do so with respect to up to 5% of its assets. "Reverse" repurchase agreements generally involve the sale by a Portfolio of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Portfolio also may enter into forward commitments, in which a Portfolio buys securities for future delivery. Reverse repurchase agreements and forward commitments involve leverage, and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses.

Dollar roll transactions. In order to enhance portfolio returns and manage prepayment risks, each Portfolio, other than the Growth, Strategy, and Municipal Income Portfolios may engage in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar- roll transactions involve leverage and may increase a Portfolio's overall investment exposure. Their use by a Portfolio may result in losses.

Foreign securities. Each Portfolio other than the Growth and Municipal Income Portfolios may invest in securities principally traded in foreign markets. The Capital Growth and Income and Growth Portfolios will limit such investments to 15% of their total assets. (Those percentage limitations do not apply to American Depository Receipts, Global Depository Receipts, and other U.S. dollar-denominated securities of issuers located outside the United States.) Since foreign securities are normally denominated and traded in foreign currencies, the values of a Portfolio's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.

A Portfolio may invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs and GDRs are subject to many of the same risks of investing in foreign securities generally.

The risks described above are typically increased to the extent that a Portfolio invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

Foreign currency exchange transactions. Each Portfolio that may invest in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

A Portfolio also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Portfolio may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currencies on a spot basis.

Although there is no limit to the amount of a Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

Interest rate transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each of the Global, Quality Income, and Short-Duration Income Portfolios may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Portfolio with another party of different types of interest-rate streams (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Portfolio intends to use these interest rate transactions as a hedge and not as a speculative investment. A Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations.

The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Portfolio's investment adviser or sub-adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Indexed securities. The Global Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.




Portfolio turnover. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for the ten most recent fiscal years (or for the life of a Portfolio if shorter) are contained in the section "Financial Highlights."


VALUING THE PORTFOLIOS' SHARES

Each Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair values.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW TO BUY SHARES

Mentor Distributors, LLC ("Mentor Distributors"), located at 901 East Byrd Street, Richmond, Virginia 23219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

Institutional Shares of each Portfolio are sold at a price based on the net asset value of the class next determined after a purchase order is received by the Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors before the close of regular trading on the New York Stock Exchange.

An investor may make an initial purchase of shares in a Portfolio by submitting completed application materials along with a purchase order, and by making payment to Mentor Distributors or the Trust. Investors will be required to make minimum initial investments of $1 million and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940 (including "wrap" accounts) are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors.

Shares of a Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser or subadviser, or
(iii) a  combination  of such  securities  and  cash.  Purchase  of  shares of a
Portfolio  in  exchange  for   securities   is  subject  in  each  case  to  the
determination by a Portfolio's investment adviser or subadviser that the securities to be exchanged are acceptable for purchase by the Portfolio.
Securities accepted by a Portfolio's investment adviser or subadviser in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the next determination of net asset value for a class of shares after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instruction by calling Mentor Distributors at 1-800-869-6042.

Mentor Distributors, Mentor Advisors, Mentor Perpetual, the subadvisers or affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of each Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of a Portfolio through EVEREN Securities, Inc. with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

In  all  cases  a  Portfolio's   investment  adviser,   subadviser,   or  Mentor
Distributors reserves the right to reject any particular investment.

HOW TO SELL SHARES

A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o: Mentor Institutional Trust, P.
O. Box 1357, Richmond, Virginia 23218-1357 or to Mentor Distributors. Redemptions will be effected at the net asset value per share of the particular class of shares next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value for a class of shares, your request must be received before the close of regular trading on the New York Stock Exchange. A Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

         (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

         (2) the request is signed by each registered owner exactly as the shares are registered; and

         (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Distributors for details.

Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, each of the Portfolios may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities value in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

HOW TO EXCHANGE SHARES

         Except  as  otherwise   described   below,   you  can   exchange   your
Institutional Shares in a Portfolio worth at least $1,000 for shares of the same class of any other Portfolio of the Trust, at net asset value beginning 15 days after purchase. You may also exchange Institutional Shares of a Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund").

         To exchange your shares, simply complete an Exchange Authorization Form and send it to the Trust, c/o BFDS, 2 Heritage Drive, North Quincy, Massachusetts 02171. Exchange Authorization Forms are available by calling or writing Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask you investment dealer or Mentor Distributors for a prospectus relating to the Cash Fund. Shares of certain of the Portfolios may not be available to residents of all states.

         The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of a Portfolio, the Trust reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Distributors before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

DISTRIBUTIONS AND TAXES

Dividends, if any, are declared daily and paid monthly for the Quality Income, Short-Duration Income, and Municipal Income Portfolios, quarterly for the Income and Growth Portfolio, and annually for the Growth, Capital Growth, Global, and Strategy Portfolios. Each Portfolio will distribute its net capital gain, if any after the application of any available capital loss carryovers, at least annually. All dividends and distributions of net capital gain will be invested in additional shares of the same class of a Portfolio unless a shareholder requests in writing to receive the dividend or distribution in cash.

Each Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

All Portfolio distributions, other than exempt-interest dividends, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year Mentor Funds will notify shareholders of the amount and tax status of distributions paid by their Portfolios for the preceding year. In buying or selling securities for each of the Portfolios, Mentor Advisors and Mentor Perpetual, as applicable, will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolios' shareholders.

To permit the Quality Income, Municipal Income, and Short-Duration Income Portfolios to maintain more stable monthly distributions, each of these Portfolios may from time to time pay out less than the entire amount of net investment income earned in any particular period. Any such amount retained by such a Portfolio would be available to stabilize future distributions. As a result, the distributions paid by any of these Portfolios for any particular period may be more or less than the amount of net investment income actually earned by the Portfolio during that period.

Municipal Income Portfolio. Distributions designated by the Municipal Income Portfolio as "exempt-interest dividends" are not generally subject to federal income tax. The Municipal Income Portfolio may engage in investment activities that produce taxable income, the distribution of which will be taxable to shareholders as described above. Individual investors who receive Social Security and railroad retirement benefits should consult their tax adviser(s) to determine what effect, if any, an investment in the Municipal Income Portfolio may have on the taxation of their benefits. In addition, an investment in the Portfolio may result in liability for federal alternative maximum tax and for state and local taxes, both for individual and corporate shareholders.

Global Portfolio only. Shareholders of the Global Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U. S. corporations, and, in some cases, U. S. residents, will be re-quired to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

The foregoing is a summary of certain federal income tax consequences of investing in each of the Portfolios. Dividends and distributions also may be subject to foreign, state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, foreign, state, or local taxes. Non-U.S. investors should consult their tax advisers con-cerning the tax consequences of ownership of shares of the Portfolios, includ-ing the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

MANAGEMENT

The Trustees of Mentor Funds are responsible for generally overseeing the conduct of its business. Mentor Investment Advisors, LLC is the investment adviser to each of the Portfolios other than the Global Portfolio. Mentor Perpetual Advisors, LLC is the investment adviser to the Global Portfolio. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia.

All investment decisions made for the Portfolios by Mentor Advisors and Mentor Perpetual are made by investment management teams at those firms.


Mentor Advisors,  formerly Commonwealth  Investment Counsel, Inc., has over
$11 billion in assets under management. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through other subsidiaries, also engages in securities brokerage, investment banking, and related businesses. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire
additional   ownership  based principally on the amount of Mentor  Investment
Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates. Mentor Advisors is the successor to Commonwealth Investment Counsel, Inc., Commonwealth Advisors, Inc., Charter Asset Management, Inc. and Wellesley Advisors, Inc., each of which previously provided investment advisory services to certain of the Portfolios. Mentor Investment Group, LLC is the successor to Mentor Investment Group, Inc.


     Wheat First Butcher Singer, Mentor's parent company, has entered into an Agreement and Plan of Merger pursuant to which it is to be acquired by First Union Corp. ("First Union"). First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Advisors. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the Portfolios' investment advisory and sub-advisory agreements. It is expected that, upon consummation of the acquisition (which is expected to occur as early as January of 1998), the Trust will enter into a new investment advisory agreements with Mentor Advisors and Mentor Perpetual (and will enter into related sub-advisory agreements), which will be substantially identical to the agreements currently in effect.

Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools including private individuals, charities, pension plans, and life assurance companies.


Mentor Advisors and Mentor Perpetual together serve as investment adviser to twenty-two separate investment portfolios in the Mentor Family of Funds, including those offered by this Prospectus. For a prospectus relating to certain of these other investment portfolios, and for information concerning your eligibility to purchase shares of those portfolios, contact Mentor Distributors.


Each of the Portfolios (other than the Global Portfolio) pays management fees to Mentor Advisors at the annual rates described above under "Summary of Portfolio Expenses -- Annual Portfolio Operating Expenses", and the Global Portfolio pays fees to Mentor Perpetual equal to 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million. The advisory fees paid by the Growth, Capital Growth, Income and Growth, and Global Portfolios are higher than those paid by many other mutual funds. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver at any time in its sole discretion.

The Sub-Advisers


Van Kampen American Capital Management Inc. serves as sub-adviser to the Municipal Income Portfolio. Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, was incorporated in 1990 and commenced operations in 1992. Van Kampen currently provides investment advice to a wide variety of individual, institutional, and investment company clients. Van Kampen is a wholly owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is an indirect wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer, are engaged in a wide range of financial services. As of September 30, 1997, Van Kampen, together with its affiliates, advised or supervised approximately $65.4 billion of assets. For its services as sub-adviser, Van Kampen receives a fee from Mentor Advisors at the following annual rate: .25% of the first $60 million of the Portfolio's average net assets and .20% of the Portfolio's average net assets over $60 million.


David C. Johnson, Senior Vice President of Van Kampen, is manager of the Municipal Income Portfolio. Mr. Johnson joined Van Kampen in 1989 and has served as portfolio manager of the Municipal Income Portfolio since its inception. Mr. Johnson has fourteen years of management experience in the tax-free fixed-income sector. Currently, he is responsible for the management and supervision of 52 Van Kampen municipal funds, including both open and closed-end funds, with total assets exceeding $13 billion.


Wellington Management Company, LLP serves as sub-adviser to the Income and Growth Portfolio. Wellington Management, located at 75 State Street, Boston, Massachusetts 02109, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of September 30, 1997, Wellington Management had discretionary investment management authority with respect to approximately $168.7 billion in assets. Wellington Management and
its predecessor   organizations  have  provided investment  advisory  services to investment companies since 1933 and to investment counseling clients since 1960. For its services as sub-adviser, Wellington Management receives a fee from Mentor Advisors at the following annual rate: 0.325% of the first $50 million of the Portfolio's average net assets, 0.275% of the next $150 million of the Portfolio's average net assets, 0.225% of the next $300 million of the Portfolio's average net assets, and 0.200% of the Portfolio's net assets over $500 million.

Paul D. Kaplan, Senior Vice President of Wellington Management, has served as portfolio manager of the fixed-income and U.S. Government securities portion of the Portfolio since its inception in May 1993. Mr. Kaplan has been a portfolio manager with Wellington Management since 1982. As of November 30, 1996, Wellington Management's Equity Income Team, a group of equity portfolio managers and senior investment professionals, assumed responsibility for managing the equity securities portion of the Portfolio.


General. Subject to the general oversight of the Trustees, each Portfolio's investment adviser or sub-adviser manages the relevant Portfolio's investments in accordance with the stated policies of the Portfolio. Each makes investment decisions for a Portfolio and places the purchase and sale orders for the Portfolio's transactions. In addition, each pays the salaries of all officers and employees who are employed by both it and Mentor Funds. Mentor Funds pays all expenses not assumed by the investment advisers, sub-advisers, or Mentor Investment Group, including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

In selecting broker-dealers, an investment adviser or sub-adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, a Portfolio's investment adviser or sub-adviser may consider sales of shares of Mentor Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.

Portfolio Turnover

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rates for each Portfolio during the periods ending September 30, 1997 and September 30, 1996, respectively, were: Mentor Growth Portfolio -- 77% and 105%; Mentor Capital Growth Portfolio -- 64% and 98%; Mentor Strategy Portfolio -- 192% and 125%; Mentor Income and Growth Portfolio 75% and 72%; Mentor Perpetual Global Portfolio -- 128% and 130%; Mentor Quality Income Portfolio -- 100% and 254%; Mentor Municipal Income Portfolio 59% and 46% and Mentor Short-Duration Income Portfolio 75% and 41%.


Other Services

Administrative Services. Mentor Investment Group, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, provides each Portfolio with certain administrative personnel and services necessary to operate each Portfolio, such as bookkeeping and accounting services. Mentor Investment Group provides these services to each of the Portfolios at an annual rate of 0.10% of the Portfolios' average net assets attributable to each class.

GENERAL

Mentor Funds is a Massachusetts business trust organized on January 20, 1992. A copy of its Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts.


Mentor Funds is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of Mentor Funds may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Mentor Funds' shares are currently divided into eleven series, eight of which are being offered by this Prospectus. Each series offered by this Prospectus issues shares of three classes, Class A shares, Class B shares, and Institutional Shares. The sales charges and other expenses of a Portfolio's Class A and Class B shares differ from those of its Institutional Shares, which will affect performance. Contact Mentor Investment Group for information concerning the Class A or Class B shares of any Portfolio at 1-800-869-6042. Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series, and shares of each class will vote together as a single class, except when required by law or determined by the Trustees. Shares of each Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of that Portfolio. Mentor Funds may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither Mentor Funds nor any Portfolio is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Declaration of Trust.

In the interest of economy and convenience, the Portfolios will not issue certificates for their shares except at the shareholder's request. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts 02266 serves as custodian for the Global Portfolio. State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., serves as transfer agent and dividend disbursing agent for the Portfolios. Mentor Funds' independent auditors are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.

PERFORMANCE INFORMATION

Yield and total return data may from time to time be included in advertisements about shares of each class of the Portfolios. A Portfolio's "yield" for each class of shares is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one, five and ten-year period of a class of shares (or for a life of a class, if shorter) of a

Portfolio through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in that class of shares over the period. Total return may also be presented for other periods. Investment performance for different classes of shares of each of the Portfolios will differ. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of the Portfolios' investment adviser or its investment personnel.

ALL DATA IS BASED ON EACH OF THE PORTFOLIOS' PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with a Portfolio's investment objective and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

As permitted by applicable law, performance information for a Portfolio whose investment adviser or sub-adviser has changed may be presented only for periods after the change was effected.

                                    APPENDIX

Moody's Investors Service, Inc., Long-Term Municipal Debt Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Standard and Poor's Long-Term Municipal Debt Ratings

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.

Plus (+) or Minus (-): The ratings from "A" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Investors Service, Inc., Short-Term Loan Ratings

MIG1/VMIG1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Standard and Poor's Municipal Note Ratings

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus sign (+) designation.

SP-2  --  Satisfactory   capacity  to  pay  principal  and  interest  with  some
vulnerability to adverse financial and economic changes over the term of the notes.

Fitch Investors Service, Inc., Short-Term Debt Ratings

F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.

Moody's Investors Service, Inc., Commercial Paper Ratings

P-1 -- Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 -- Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Mentor Funds. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

Additional information concerning the securities offered hereby and Mentor Funds is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.

                             Mentor Investment Group
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1997 Mentor Distributors, LLC

                                  Mentor Funds

                            Mentor Growth Portfolio

                       Mentor Perpetual Global Portfolio

                        Mentor Capital Growth Portfolio

                           Mentor Strategy Portfolio

                       Mentor Income and Growth Portfolio

                       Mentor Municipal Income Portfolio

                        Mentor Quality Income Portfolio

                     Mentor Short-Duration Income Portfolio


                                   PROSPECTUS

                               January     , 1997

                               [MENTOR LOGO here]

                                  MENTOR FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                January ___, 1997


     Mentor Funds (the "Trust") is an open-end series investment company. This St atement of Additional Information is not a prospectus and should be read in conjunction with the relevant prospectus of the Trust. A copy of a prospectus in respect of a Portfolio can be obtained upon request by writing to Mentor Distributors, LLC, the Trust's distributor, at 901 East Byrd Street, Richmond, Virginia 23219, or by calling Mentor Distributors at 1-800-382-0016.

     This Statement is in four parts. Part I contains information with respect to Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Income and Growth Portfolio, and Mentor Perpetual Global Portfolio. Part II contains information with respect to Mentor Growth Portfolio, Mentor Strategy Portfolio, Mentor Short-Duration Income Portfolio, and Mentor Balanced Portfolio, which are the successors to Mentor Growth Fund, Mentor Strategy Fund, Mentor Short-Duration Income Fund, and Mentor Balanced Fund, respectively, each of which was previously a series of s hares of Mentor Series Trust. Part III contains information with respect to Mentor Institutional U.S. Government Money Market Portfolio and Mentor Institutional Money Market Portfolio. Part IV provides general information with respect to the Trust and all of the Portfolios.

                                TABLE OF CONTENTS

INTRODUCTION.......................................................ii
PART I..............................................................1
INVESTMENT RESTRICTIONS.............................................1
PART II.............................................................4
INVESTMENT RESTRICTIONS.............................................4
PART III............................................................8
INVESTMENT RESTRICTIONS.............................................8
PART IV.............................................................8
CERTAIN INVESTMENT TECHNIQUES ......................................8
MANAGEMENT OF THE TRUST............................................30
INVESTMENT ADVISORY SERVICES.......................................34
ADMINISTRATIVE SERVICES............................................38
SHAREHOLDER SERVICING PLAN.........................................40
BROKERAGE TRANSACTIONS.............................................41
DISTRIBUTION.......................................................44
 DETERMINING NET ASSET VALUE.......................................46
REDEMPTIONS IN KIND................................................48
TAXES..............................................................48
INDEPENDENT ACCOUNTANTS............................................53
CUSTODIAN..........................................................53
PERFORMANCE INFORMATION ...........................................53
MEMBERS OF INVESTMENT MANAGEMENT TEAMS.............................57
PERFORMANCE COMPARISONS............................................60
SHAREHOLDER LIABILITY..............................................66
FINANCIAL STATEMENTS...............................................66

                                  INTRODUCTION

         Mentor Funds is a Massachusetts business trust organized on January 20, 1992 as Cambridge Series Trust. This Statement relates to the following eleven portfolios of the Trust (collectively, the "Portfolios" and each individually, the "Portfolio"): Mentor Growth Portfolio (the "Growth Portfolio"); Mentor Quality Income Portfolio (the "Quality Income Portfolio"); Mentor Balanced Portfolio (the "Balanced Portfolio"); Mentor Capital Growth Portfolio (the "Capital Growth Portfolio"); Mentor Perpetual Global Portfolio (the "Global Portfolio"); Mentor Income and Growth Portfolio (the "Income and Growth
Portfolio"); Mentor Municipal Income Portfolio (the "Municipal Income Portfolio"); Mentor Short-Duration Income Portfolio (the "Short-Duration Income Portfolio"); Mentor Strategy Portfolio (the "Strategy Portfolio"); Mentor Institutional U.S. Government Money Market Portfolio (the "Government Money Market Portfolio"); and Mentor Institutional Money Market Portfolio (the "Institutional Money Market Portfolio"). Each Portfolio (other than the Balanced, Government Money Market, and Institutional Money Market Portfolios) has three classes of shares of beneficial interest, Class A shares, Class B shares, and Institutional Shares. The Balanced, Government Money Market, and Institutional Money Market Portfolio each have one class of shares (Class A) of beneficial interest.

         With respect to the investment restrictions described below, all percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in the Prospectus in respect of a Portfolio, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objective without shareholder approval.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                                     PART I

         The following information relates to each of the Capital Growth, Quality Income, Municipal Income, Income and Growth, and the Global Portfolios, except where otherwise noted.

INVESTMENT RESTRICTIONS

         The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of a
Portfolio:

1. The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts. The Municipal Income Portfolio may borrow money from banks for temporary purposes in amounts of up to 5% of its total assets. The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions.

2. The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by a Portfolio of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3. The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction, (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

4. The Portfolios will not lend any of their respective assets except portfolio securities up to one-third of the value of total assets. (The Municipal Income Portfolio will not lend portfolio securities.) This shall not prevent a Portfolio from purchasing or holding U.S. government obligations, money market instruments, variable amount demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Portfolio's investment objective, policies and limitations or Declaration of Trust. The Municipal Income Portfolio will not make loans except to the extent the obligations the Portfolio may invest in are considered to be loans.

5. The Portfolios (other than the Quality Income Portfolio) will not invest more than 10% of the value of their net assets in restricted securities; the Quality Income Portfolio will not invest more than 15% of the value of its net assets in restricted securities.

6. None of the Portfolios will invest in commodities, except to the extent that the Portfolios may engage in transactions involving futures contracts or options on futures contracts, and except to the extent the securities the Municipal Income Portfolio invests in are considered interests in commodities or commodities contracts or to the extent the Portfolio exercises its rights under agreements relating to such municipal securities.

7. None of the Portfolios will purchase or sell real estate, including limited partnership interests, except to the extent the securities the Income and Growth Portfolio and Municipal Income Portfolio may invest in are considered to be interests in real estate or to the extent the Municipal Income Portfolio exercises its rights under agreements relating to such municipal securities (in which case the Portfolio may liquidate real estate acquired as a result of a default on a mortgage), although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

8. With respect to 75% of the value of its respective total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities), if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. A Portfolio will not acquire more than 10% of the outstanding voting securities of any one issuer.

9. A Portfolio will not invest 25% or more of the value of its respective total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). As described in the Trust's Prospectus, the Municipal Income Portfolio may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, that Portfolio will not invest more than 25% of its assets in industrial development bonds in a single industry except as described in the Trust's Prospectus.

10. A Portfolio will not underwrite any issue of securities, except as a Portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

         In addition, the following practices are contrary to the current policy of each of the Portfolios (except as otherwise noted), and may be changed without shareholder approval: investing in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the funds' net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

         A proposal has been made to shareholders of the Quality Income Portfolio (i) to make restrictions 1 and 3 above inapplicable to that Portfolio and (ii) to make the following fundamental policies applicable to that
Portfolio:

         The Quality Income Portfolio will not issue any class of securities which are senior to the Portfolio's shares except that the Portfolio may borrow money as contemplated by the following restriction.

         The Quality Income Portfolio will not borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

Shareholders could approve the proposal as early as January 1998.


                                     PART II

         The following information relates to each of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios, except where otherwise noted.

INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without a vote of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

1. Issue any securities which are senior to the Portfolio's shares as described herein and in the relevant prospectus, except that each of the Portfolios other than the Growth Portfolio and the Strategy Portfolio may borrow money to the extent contemplated by Restriction 4 below.

2.       Purchase  securities  on  margin  (but  a  Portfolio  may  obtain  such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

3. Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box"), and unless not more than 25% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

4. Under the Taxpayer Relief Act of 1997, activities by a Portfolio which lock-in gain on an appreciated financial instrument generally will be treated as a "constructive sale" of such instrument which will trigger gain (but not loss) for federal income tax purposes. Such activities may create taxable income in excess of the available cash they generate. For more information regarding the taxation of such activities see "Taxes".

5. (Growth Portfolio and Strategy Portfolio) Borrow money or pledge its assets except that a Portfolio may borrow from banks for temporary or emergency purposes (including the meeting of redemption requests which might otherwise require the untimely disposition of securities) in amounts not exceeding 10% (taken at the lower of cost or market value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; provided that a Portfolio will not purchase additional portfolio securities when such borrowings exceed 5% of its total assets. (Collateral or margin arrangements with respect to options, futures contracts, or other financial instruments are not considered to be pledges.)

         (All other Portfolios included in Part II) Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

6. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

7. Purchase any security if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old or (in the case of Growth Portfolio) in equity securities for which market quotations are not readily available.

8. (as to the Growth Portfolio only) Purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

9. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry; provided that the restriction set out in
         (i) above shall apply, in the case of each Portfolio other than the Growth Portfolio, only as to 75% of such Portfolio's total assets.

10. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or Trustee of the Trust or of Mentor Investment Advisors, LLC as the case may be, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

11.      Purchase or sell real estate or  interests  in real  estate,  including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (or, in the case of any Portfolio other than the Growth Portfolio, real estate or limited partnership interests). (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

12.      Make investments for the purpose of exercising control or management.

13. (as to the Growth Portfolio only) Participate on a joint or a joint and several basis in any trading account in securities.

14. (as to the Growth Portfolio only) Purchase any security restricted as to disposition under federal securities laws if as a result more than 5% of the Portfolio's total assets (taken at current value) would be invested in restricted securities.

15. (as to the Growth Portfolio only) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

16. Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs.

17. (as to the Growth Portfolio only) Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Portfolio's assets,) and (ii) loans of portfolio securities (limited to 33% of the Portfolio's total assets).

18. (as to the Growth Portfolio only) Purchase foreign securities or currencies except foreign securities which are American Depository Receipts listed on exchanges or otherwise traded in the United States and certificates of deposit, bankers' acceptances and other obligations of foreign banks and foreign branches of U.S. banks if, giving effect to such purchase, such obligations would constitute less than 10% of the Trust's total assets (at current value).

19. (as to the Growth Portfolio only) Purchase warrants if as a result the Portfolio would then have more than 5% of its total assets (taken at current value) invested in warrants.

20. (as to each Portfolio other than the Growth Portfolio) Acquire more than 10% of the voting securities of any issuer.

21. (as to each Portfolio other than the Growth Portfolio) Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

22. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions. (This restriction applies to the Growth Portfolio.)

         In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the funds' net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

         Shares of beneficial interest in the Mentor Balanced Portfolio have been registered only in the Commonwealth of Virginia. These shares may not be offered or sold in any other state without being registered or exempt from registration.

                                    PART III

         The following information relates to each of the Government Money Market and the Institutional Money Market Portfolios, except where otherwise noted.

INVESTMENT RESTRICTIONS

         As fundamental investment restrictions, which may not be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio, a Portfolio may not:

         1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that the Institutional Money Market Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

         2.       Acquire more than 10% of the voting securities of any issuer.

         3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         4.       Issue  any  class  of  securities   which  is  senior  to  the
                  Portfolio's shares of beneficial interest.

         5. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

         6. Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

         7. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

         8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

         In addition, it is contrary to the current policy of each Portfolio, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more then seven days, if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would then be invested in securities described in (a), (b), and (c).

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees.


                                     PART IV

         The following information relates to all of the Portfolios, except where otherwise noted.

         All information with respect to fees, expenses, and performance (except where otherwise indicated) is based on a Portfolio's fiscal year end. All of the Portfolios have a September 30 fiscal year end. Prior to September 30, 1995, each of the Balanced, Growth, Short-Duration Income, and Strategy Portfolios had a December 31 fiscal year end. Information concerning the expenses of those Portfolios for fiscal 1995 is provided for the fiscal period January 1, 1995 through September 30, 1995. Certain information with respect to certain Portfolios is given for partial fiscal years. See "Financial Highlights" in the Trust's prospectus for information concerning the commencement of operations of each of the Portfolios. No Institutional Shares were outstanding during any period for which information is shown.

CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See the Prospectus relating to a particular Portfolio for a description of the investment techniques generally applicable to that Portfolio. For purposes of this section, a Portfolio's investment adviser or subadviser (if any) is referred to as an "Adviser".

Options

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance or to protect against changes in market prices.

         Covered call options. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Covered put options. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         Purchasing put and call options. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.


         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         Options on foreign securities. A Portfolio may purchase and sell options on foreign securities if in the opinion of its Adviser the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's Adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's Adviser to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Portfolio's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Portfolio and other clients of the Portfolio's Adviser may be considered such a group. These position limits may restrict the Portfolio's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Portfolio's use of options.

Futures Contracts

         In order to hedge against the effects of adverse market changes a Portfolio that may invest in debt securities may buy and sell futures contracts on debt securities of the type in which the Portfolio may invest and on indexes of debt securities. In addition, a Portfolio that may invest in equity securities may purchase and sell stock index futures to hedge against changes in stock market prices. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase its current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         Futures on Debt Securities and Related Options. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of a Portfolio's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

         Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that a Portfolio's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

         Hedging by use of futures on debt securities seeks to establish with more certainty than would otherwise be possible the effective rate of return on securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of securities may substantially be offset by appreciation in the value of the futures position.

         On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent purchase.

         Successful use by a Portfolio of futures contracts on debt securities is subject to its Adviser's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         A Portfolio may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Portfolio will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to a Portfolio when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

         Index Futures Contracts and Options. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. (Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future.) A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         For example, the Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on stock index futures. Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         Options on Indices. As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the price of the underlying security rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's Adviser may still not result in a successful hedging transaction over a short time period.

         Other Risks. Portfolios will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Forward Commitments

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.


Repurchase Agreements

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. A Portfolio's Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Loans of Portfolio Securities

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

Collateralized mortgage obligations; other mortgage-related securities

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of the series in a pre-determined sequence.

         Residual interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.

Foreign Securities

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, foreign investments may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. A Portfolio may incur costs in connection with conversion between currencies.

         In determining whether to invest in securities of foreign issuers, the Adviser of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

Foreign Currency Transactions

         Except as otherwise described in the relevant Prospectus, a Portfolio may engage without limit in currency exchange transactions, including foreign currency forward and futures contracts, to protect against uncertainty in the level of future foreign currency exchange rates. In addition, a Portfolio may purchase and sell call and put options on foreign currency futures contracts and on foreign currencies for hedging purposes.

         A Portfolio may engage in both "transaction hedging" and "position hedging". When a Portfolio engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes, a Portfolio may purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When a Portfolio engages in position hedging, it enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S.
options markets.

         Settlement Procedures. Settlement procedures relating to investments in foreign securities and to foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a feefor currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Zero-Coupon Securities

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

When-Issued and Delayed Delivery Transactions

         The Portfolios may engage in when-issued and delayed delivery transactions. These transactions are arrangements in which a Portfolio purchases securities with payment and delivery scheduled for a future time. A Portfolio engages in when-issued and delayed delivery transactions only for the purpose of acquiring securities consistent with its investment objective and policies, not for investment leverage, but a Portfolio may sell such securities prior to settlement date if such a sale is considered to be advisable. No income accrues to a Portfolio on securities in connection with such transactions prior to the date the Portfolio actually takes delivery of securities. In when-issued and delayed delivery transactions, a Portfolio relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause a Portfolio to miss a price or yield considered to be advantageous.

         These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Portfolio sufficient to make payment for the securities to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

Bank Instruments

         A Portfolio may invest in the instruments of banks and savings and loans whose deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the Federal Deposit Insurance Corporation ("FDIC"), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances. However, the above-mentioned instruments are not necessarily guaranteed by those organizations. In addition to domestic bank obligations, such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, a Portfolio may invest in: Eurodollar Certificates of Deposit ("ECDs") issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the U.S.; and Yankee Certificates of Deposit ("Yankee CDS"), which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the U.S.

Dollar Rolls and Reverse Repurchase Agreements

         A Portfolio may enter into dollar rolls, in which the Portfolio sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Portfolio could also be compensated through the receipt of fee income.

         A Portfolio may also enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Dollar rolls and reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, dollar rolls and reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.

Convertible Securities

         A Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common shares will assist the Portfolio in achieving its investment objectives. Otherwise, the Portfolio may hold or trade convertible securities. In selecting convertible securities for the Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Portfolio's Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants

         A Portfolio may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of a Portfolio's policy.

Swaps, Caps, Floors and Collars

         A Portfolio may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Portfolio's Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Lower-rated Securities

         A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.

         The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

Indexed Securities

         A Portfolio may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

         Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

         Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if a Portfolio's Adviser considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars.

Eurodollar Instruments

         A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon
which are linked to the London Interbank   Offered  Rate  ("LIBOR"),   although
foreign   currency-denominated instruments are available from time to time.
Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Segregation of Assets

         A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

MANAGEMENT OF THE TRUST

Officers and Trustees

         The officers and Trustees of the Trust are listed below, along with their addresses, principal occupations, and present positions, including any positions held with affiliated persons or Mentor Distributors, LLC.


                               Positions with
Name and Address               the Trust                 Principal Occupations During Past Five Years
Daniel J. Ludeman(1)           Chairman and Trustee      Chairman and Chief Executive
901 East Byrd Street                                     Officer,  Mentor  Investment
Richmond, Virginia 23219                                 Group, LLC; Managing Director
                                                         of Wheat, First Securities,
                                                         Inc.; Director, Wheat First
                                                         Butcher Singer, Inc.; Managing
                                                         Director,  Wheat First
                                                         Securities,  Inc.; Chairman
                                                         and Director, Mentor Income
                                                         Fund, Inc. and America's
                                                         Utility Fund, Inc.; Chairman
                                                         and Trustee, Cash Resource
                                                         Trust and Mentor
                                                         Institutional Trust.



Peter J. Quinn, Jr. (1)        Trustee                   President, Mentor
901 E. Byrd Street                                       Distributors, LLC;  Managing
Richmond,  Virginia 23219                                Director,  Mentor  Investment
                                                         Group, LLC and Wheat First
                                                         Butcher Singer, Inc.;
                                                         formerly,  Senior Vice
                                                         President/Director  of Mutual
                                                         Funds, Wheat First Butcher
                                                         Singer, Inc.; Trustee, Cash
                                                         Resource Trust; formerly,
                                                         President of the Trust.


                                      -31-





Stanley F. Pauley              Trustee                   Chairman and Chief Executive
5016  Monument  Avenue                                   Officer,  Carpenter Company;
Richmond,  Virginia  23261                               Trustee, Cash Resource  Trust
                                                         and  Mentor  Institutional
                                                         Trust.



Louis  W.  Moelchert,   Jr.    Trustee                   Vice  President for
University  of Richmond                                  Investments,  University of
Richmond,  Virginia  23173                               Richmond;  Trustee,  Cash
                                                         Resource  Trust and Mentor
                                                         Institutional Trust; Director,
                                                         America's Utility Fund, Inc.



Thomas F. Keller               Trustee                   Professor of Business
Fuqua School of Business                                 Administration and former
Duke University                                          Dean, Fuqua School of
Durham, North Carolina 27706                             Business, Duke University;
                                                         Trustee, Cash Resource Trust
                                                         and Mentor Institutional
                                                         Trust.


Arnold H. Dreyfuss             Trustee                   Chairman, Eskimo Pie
P.O. Box 18156                                           Corporation; formerly,
Richmond, Virginia 23226                                 Chairman and Chief Executive
                                                         Officer, Hamilton
                                                         Beach/Proctor- Silex, Inc.
                                                         Trustee, Cash Resource Trust
                                                         and Mentor Institutional
                                                         Trust.


Troy A. Peery, Jr.             Trustee                   President, Heilig-Meyers
2235 Staples Mill Road                                   Company.  Trustee, Cash
Richmond, Virginia 23230                                 Resource Trust and Mentor
                                                         Institutional Trust.

Paul F. Costello               President                 Managing Director, Wheat First
901 East Byrd Street                                     Butcher Singer, Inc. and
Richmond, Virginia 23219                                 Mentor Investment Group, LLC;
                                                         President,   Cash  Resource
                                                         Trust,  Mentor  Income  Fund,
                                                         Inc.,  Mentor Institutional
                                                         Trust, and America's Utility
                                                         Fund, Inc.; Managing Director,
                                                         Mentor Investment Advisors,
                                                         LLC; Director,  Mentor
                                                         Perpetual Advisors,  LLC and
                                                         Mentor Trust Company.

Terry L. Perkins               Treasurer                 Senior Vice President,  Mentor
901 East Byrd Street                                     Investment Group, LLC;
Richmond,  Virginia 23219                                Treasurer,  Cash Resource
                                                         Trust,  Mentor  Income Fund,
                                                         Inc.,  and Mentor
                                                         Institutional  Trust;
                                                         Treasurer and Senior Vice
                                                         President,  America's  Utility
                                                         Fund,  Inc.;  formerly,
                                                         Treasurer and Comptroller,
                                                         Ryland Capital Management,
                                                         Inc.

Michael Wade                   Assistant Treasurer       Vice President, Mentor
901 East Byrd Street                                     Investment Group, LLC;
Richmond,  Virginia 23219                                Assistant  Treasurer,  Cash
                                                         Resource Trust, Mentor Income
                                                         Fund, Inc., Mentor
                                                         Institutional  Trust and
                                                         America's  Utility Fund;
                                                         formerly, Senior Accountant,
                                                         Wheat First Butcher Singer,
                                                         Inc.; Audit Senior, BDO
                                                         Seidman.

John M. Ivan                   Secretary                 Managing Director,  Director
901 East Byrd Street                                     of Compliance,  and Assistant
Richmond,  Virginia 23219                                General Counsel,  Wheat, First
                                                         Securities, Inc.; Managing
                                                         Director and Assistant
                                                         Secretary, Wheat First Butcher
                                                         Singer, Inc. (formerly WFS
                                                         Financial  Corporation);
                                                         Clerk, Cash Resource Trust,
                                                         Mentor  Institutional Trust;
                                                         Secretary,  Mentor Income
                                                         Fund, Inc. and America's
                                                         Utility Fund, Inc.

(1) This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

Trustees' Compensation

The table below shows the fees paid to each Trustee by the Trust for the current fiscal year and the estimated fees to be paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.

                                                       Total compensation
                          Aggregate compensation            from all
Trustees                       from the Trust       complex funds (23 funds)
--------                  -----------------------   ------------------------

Daniel J. Ludeman                   $0                        $0
Arnold H. Dreyfuss               6,000                    12,200
Thomas F. Keller                 6,000                    12,200
Louis W. Moelchert, Jr.          6,000                    12,200
Stanley F. Pauley                6,000                    12,200
Troy A. Peery, Jr.               5,500                    11,175
Peter J. Quinn, Jr.                  0                         0


--------------------

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Trust's Declaration of Trust provides that the Trustees will be liable for their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

PRINCIPAL HOLDERS OF SECURITIES

         As of December 8, 1997, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any class of a Portfolio as of that date, except as set forth below+:

Portfolio                      Holder                          Percentage Ownership
----------                     ------                          ---------------------
Growth-Class A           Bank of New York TTEE                         29.19%
                         Wheat First Butcher Singer 401K
                         Attn: Greg Tyrka
                         P.O. Box 11010
                         New York, NY 10286-1010

Strategy-Class A         Bank of New York TTEE                         13.50%
                         Wheat First Butcher Singer 401K
                         Attn:  Greg Tyrka
                         P.O. Box 11010
                         New York, NY  10286-1010


Strategy-Class A         Plumbers & Pipe Fitters Local                  5.73%
                         Union 354
                         Attn:  Richard G. Hall
                         150 River Ave #200
                         Pittsburgh, PA 15212-5844


Strategy-Class A         Chase Manhattan Bank TTEE                      7.38%
                         EVEREN Capital Corp 401K
                         Attn: Sandra Madrid
                         770 Broadway 10th Fl.
                         New York, NY 10003-9522


                                      -34-


Short Duration-Class A   Wheat First Butcher Singer FBO                 5.24%
                         Northern Virginia Electric Co-Op
                         Attn:  Wilbur Rollins
                         P.O. Box 2710
                         Manassas, VA 20108-0875


Municipal Income-Class B Evelyn G. Freyman TTEE                         6.06%
                         2500 Virginia Ave. NW #504S
                         Washington, DC 20037-1901


Balanced-Class B         WFBS Foundation                               96.00%
                         Attn:  Bill Fields
                         P.O. Box 1357
                         Richmond, VA 23219


Government Money Market  Chase Manhattan Bank TTEE                     55.83%
                         EVEREN Capital Corp 401K
                         Attn:  Sandra Madrid
                         770 Broadway 10th Fl
                         New York, NY 10003-9522

Government Money Market  Valley Childrens Hospital                      7.50%
                         Attn:  Darrell Fischer
                         1990 E. Gettysburg Ave.
                         Fresno, CA 93276-0244

Government Money Market  L. Dooley & K. Waterman TTEE                   5.90%
                         Telenetworks ESOP Plan
                         2455 Bennett Valley Rd., Ste 301B
                         Santa Rosa, CA 95404-5654

------------------

+ As of December 8, 1997, no Portfolio had any Institutional Shares outstanding.


INVESTMENT ADVISORY SERVICES

         Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to each Portfolio other than the Global Portfolio. Van Kampen American Capital Management, Inc. ("Van Kampen") serves as sub-adviser to the Municipal Income Portfolio; Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Income and Growth Portfolio. Each of these sub-advisers has complete discretion to purchase and sell portfolio securities for its respective Portfolio consistent with the particular Portfolio's investment objective, restrictions, and policies. Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as investment adviser to the Global Portfolio.

         Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC, ("Mentor Investment Group") which is a subsidiary of Wheat First Butcher Singer, Inc. ("WFBS"). Mentor Perpetual is owned equally by Mentor
Advisors and Perpetual plc,  a  diversified   financial   services  holding
company.   EVEREN  Capital Corporation  has a 20%  ownership  in Mentor
Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

         On October 31, 1996, Commonwealth Investment Counsel, Inc., the investment adviser to the Short-Duration Income and Balanced Portfolios, was reorganized as Mentor Investment Advisors, LLC. Also on October 31, 1996, each of Commonwealth Advisors, Inc., the investment adviser to the Capital Growth, Income and Growth, Municipal Income, and Quality Income Portfolios, Charter Asset Management, Inc., the investment adviser to the Growth Portfolio, and Wellesley Advisors, Inc., the investment adviser to the Strategy Portfolio, transferred its rights and obligations under its respective advisory contract with the Trust to Mentor Investment Advisors, LLC. In addition, Mentor Investment Group, Inc. and Mentor Distributors, Inc. were reorganized as Mentor Investment Group, LLC and Mentor Distributors, LLC, respectively.

         On October 29, 1996,  shareholders  of the Municipal  Income  Portfolio
approved  a  new  sub-advisory   agreement  with  Van  Kampen  American  Capital
Management, Inc., which became a subsidiary of Morgan Stanley Group, Inc.

         Subject to the general oversight of the Trustees, each investment adviser and/or sub- adviser manages the applicable Portfolio in accordance with the stated policies of that Portfolio and of the Trust. Each makes investment decisions for the Portfolio and places the purchase and sale orders for portfolio transactions. The investment advisers and sub-advisers bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trust.

         Each Portfolio's investment adviser and/or sub-adviser provides the Trust with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Trust and for the other investment advisory clients of the investment advisers and sub-advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the investment adviser's or sub-adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients. In the case of short-term investments, the

Treasury area of Mentor Investment Group handles purchases and sales under guidelines approved by investment officers of the Trust. Each investment adviser and sub-adviser employs professional staffs of portfolio managers who draw upon a variety of resources for research information for the Trust.

         Expenses  incurred  in  the  operation  of  a  Portfolio  or  otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Portfolio's 12b-1 plan and the Shareholder Service Plan, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat, First Securities, Inc. and its subsidiaries, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution, and certain costs incurred by Mentor Investment Group in responding to shareholder inquiries as approved by the Trustees from time to time, to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

         Under the applicable Management Contract with the Trust in respect of each Portfolio, subject to such policies as the Trustees may determine, Mentor Advisors or Mentor Perpetual, as the case may be, at its expense, furnishes continuously an investment program for the Portfolio and makes investment decisions on behalf of the Portfolio. Subject to the control of the Trustees, Mentor Advisors or Mentor Perpetual, as the case may be, also manages, supervises and conducts the other affairs and business of the Portfolio, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Portfolio's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Portfolio's portfolio securities. Mentor Advisors or Mentor Perpetual, as the case may be, may place portfolio transactions with broker-dealers which furnish Mentor Advisors or Mentor Perpetual, without cost to it, certain research, statistical and quotation services of value to Mentor Advisors or Mentor Perpetual and their affiliates in advising the Portfolio and other clients. In so doing, Mentor Advisors or Mentor Perpetual may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay.

         Each Management Contract provides that Mentor Advisors or Mentor Perpetual, as the case may be, shall not be subject to any liability to a Portfolio or to any shareholder of a Portfolio for any act or omission in the course of or connected with rendering services to a Portfolio in the absence of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         Each of the Management Contracts is subject to annual approval by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the applicable investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).

Management Fees

         The investment adviser of each Portfolio receives an annual management fee from such Portfolio (which is described in the relevant Prospectus). The investment adviser pays a portion of that fee to any sub-adviser to the Portfolio.

         The Portfolios paid investment advisory fees in the amounts and for the periods indicated below (amounts shown reflect fee waivers where applicable):


                                                      Fiscal year            Fiscal            Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Growth Portfolio............................         $3,238,498           $2,313,470           $1,143,696
Capital Growth Portfolio....................          1,063,903              728,536              465,031
Strategy Portfolio..........................          2,807,549            2,287,369            1,262,809
Income and Growth Portfolio.................            947,267              575,647              460,486
Global Portfolio............................            998,592              368,592              174,547
Quality Income Portfolio....................            449,325              278,216              563,032
Municipal Income Portfolio..................            370,232              344,784              380,281
Short-Duration Income Portfolio                         129,833               54,833                   --
Balanced Portfolio..........................              8,854                6,790                   --
Government Money Market Portfolio                        29,982                 --                     --

         The investment advisers of the following Portfolios waived investment advisory fees in the following amounts for the periods indicated below:


                                                      Fiscal year            Fiscal            Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Global Portfolio............................             --                    --                $ 10,545
Quality Income Portfolio....................          $ 123,214            $ 217,329               --
Short-Duration Income Portfolio                          55,521               83,567               65,901
Balanced Portfolio. . . . . . . . . . . . . . . . .      20,072               18,976               14,563

         The investment advisers of the following Portfolios paid sub-advisory fees to the Portfolios' sub-advisers in the following amounts for the periods indicated below:


                                                     Fiscal year           Fiscal year      Fiscal year
                                                        1997                  1996             1995
                                                        ----                  ----             ----
Capital Growth Portfolio (1)                              --                 --              $ 126,880
Income and Growth Portfolio                           $ 373,115            $236,071            193,845
Global Portfolio (2)                                      --                 --                 49,880
Quality Income Portfolio (3)                              --                 --                157,161
Municipal Income Portfolio                              153,577             172,392            190,141

--------------------
(1) Prior to April 13, 1995, Phoenix Investment Counsel, Inc. ("Phoenix") served as sub-adviser to the Capital Growth Portfolio. Commonwealth Advisors paid subadvisory fees of $126,880 to Phoenix for fiscal year 1995.

(2)      Prior to April 13, 1995, Scudder, Stevens & Clark ("Scudder") served as
         sub-adviser  to  the  Global  Portfolio.   Commonwealth  Advisors  paid
         subadvisory fees of $49,880 to Scudder for fiscal year 1995.

(3) Prior to April 13, 1995, Pacific Investment Management Company ("Pacific") served as sub-adviser to the Quality Income Portfolio (formerly the Cambridge Government Income Portfolio). Commonwealth Advisors paid $157,161 in subadvisory fees to Pacific for fiscal year 1995.

ADMINISTRATIVE SERVICES

         Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement. Prior to June 1, 1994, Cambridge Administrative Services ("CAS") provided administrative services to the Capital Growth, Quality Income, Municipal Income, Income and Growth, and Global Portfolios.

         Pursuant to the Administration Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser or sub-adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor Investment Group provides all clerical services relating to the Portfolios' business. As compensation for its services, Mentor Investment Group receives a fee from each Portfolio calculated daily at the annual rate of .10% of a Portfolio's average daily net assets.

         The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio.
The Agreement terminates automatically in the event of any assignment (as defined in the 1940 Act).

         The Portfolios paid administrative service fees in the following amounts for the periods indicated below (amounts shown reflect fee waivers where applicable):


                                                     Fiscal year           Fiscal year         Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Growth Portfolio............................           $462,643            $ 330,496             $108,285
Capital Growth Portfolio....................            132,988               91,067               66,032
Strategy Portfolio..........................            330,300              269,102              146,572
Income and Growth Portfolio.................            126,302               76,753               69,316
Global Portfolio............................             92,753               33,508               19,082
Quality Income Portfolio....................             95,423               82,591               65,234
Municipal Income Portfolio..................             61,705               57,464               72,055


     The administrators waived administrative fees in the amounts and for the periods indicated below:


                                                     Fiscal year           Fiscal year         Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Quality Income Portfolio....................              --                   --                41,651
Short-Duration Income Portfolio.............            37,151              $ 27,680               --

The portfolios also provided direct reimbursement to Mentor for certain legal and compliance administration, investor relation and operation costs not covered under the Investment Management Agreement. These direct reimbursements were as follows:


                                                             Fiscal Year           Fiscal Year          Fiscal Year
                                                                1997                  1996                 1995
                                                                ----                  ----                 ----
Growth Portfolio                                              17,457                23,289               6,579
Capital Growth Portfolio                                       5,036                 5,901                  --
Strategy Portfolio                                            11,846                17,744               6,117
Income and Growth Portfolio                                    4,851                 5,210                  --
Global Portfolio                                               3,672                 2,752                  --
Quality Income Portfolio                                       3,617                 5,005                  --
Municipal Income Portfolio                                     2,293                 3,465                  --
Short-Duration Income Portfolio                                1,443                 1,842                  --
Balanced Portfolio                                                --                    --                  --
Government Money Market                                           --                    --                  --


SHAREHOLDER SERVICING PLAN

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC with respect to the Class A and Class B shares each Portfolio. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolios to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of one or more Portfolios. In return for providing these support services, a financial institution may receive payments from one or more Portfolios at a rate not exceeding .25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the Portfolios and their shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolios; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the Portfolios reasonably request.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser, a sub-adviser, and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolios. These payments will be made directly by the investment adviser, a sub- adviser, and/or Mentor Investment Group, as applicable, and will not be made from the assets of any of the Portfolios.

Shareholder Services Fees

         During fiscal year 1997, the Portfolios incurred shareholder service fees in respect of Class A and Class B shares under the Service Plan as follows (amounts shown reflect fee waivers where applicable):

                                               Class A           Class B

  Growth Portfolio..........................  $200,471          $956,135
  Capital Growth Portfolio..................   121,929           210,541
  Strategy Portfolio........................    97,981           727,769
  Income and Growth Portfolio...............   117,034           198,722
  Global Portfolio..........................    79,427           152,456
  Quality Income Portfolio..................    96,471           142,087
  Municipal Income Portfolio................    60,943            93,320
  Short-Duration Income Portfolio...........    44,783            47,894
  Balanced Portfolio........................        --                --
  Government Money Market Portfolio.........        --                --


          During fiscal year 1997, shareholder services fees of $9,642 were waived in respect of the Balanced Portfolio.


                                      -43-


BROKERAGE TRANSACTIONS

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, each investment adviser or sub-adviser may receive brokerage and research services and other similar services from many broker-dealers with which such investment adviser or sub- adviser places a Portfolio's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment adviser's or sub-adviser's managers and analysts. Where the services referred to above are not used exclusively by the investment adviser or sub-adviser for research purposes, the investment adviser or sub-adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to the investment adviser or sub-adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing all or any of the Portfolios. The management fee paid by a Portfolio is not reduced because its investment adviser or sub-adviser or any of their affiliates receive these services even though the investment adviser or sub-adviser might otherwise be required to purchase some of these services for cash.

         A Portfolio's investment adviser or sub-adviser, as the case may be, places all orders for the purchase and sale of portfolio investments for the

Portfolio and buys and sells investments for the Portfolio through a substantial number of brokers and dealers. The investment adviser or sub- adviser seeks the best overall terms available for the Portfolio, except to the extent the investment adviser or sub-adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment adviser or sub-adviser, having in mind the Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the advisory and sub-advisory agreements, a Portfolio's investment adviser or sub-adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment adviser's or sub-adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, each investment adviser and sub-adviser will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, an investment adviser or sub-adviser may consider sales of shares of a Portfolio (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat"), and EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat and EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market.

         Under rules adopted by the SEC, Wheat and EVEREN may not execute transactions for a Portfolio on the floor of any national securities exchange, but may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation they receive from a Portfolio. The Trust has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

Brokerage Commissions

         The Portfolios paid brokerage commissions on brokerage transactions in the following aggregate amounts for the periods indicated:


                                                      Fiscal year            Fiscal            Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Growth Portfolio............................         $1,482,817           $1,864,300            $1,354,359
Capital Growth Portfolio....................            275,151              299,554               416,744
Strategy Portfolio..........................          1,349,443            1,144,804             1,297,178
Income and Growth Portfolio.................            302,628              146,323               125,986
Global Portfolio............................            838,045              359,217               148,625
Quality Income Portfolio....................                900               24,990                20,250
Municipal Income Portfolio..................              5,044                2,422                 4,037
Short-Duration Income Portfolio                              --                1,560                 2,717
Balanced Portfolio..........................              4,752                7,385                 3,436
Government Money Market Portfolio                            --                   --                    --


         The following table shows brokerage commissions paid by each of the Portfolios to Wheat for the periods indicated:


                                                      Fiscal year            Fiscal            Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Growth Portfolio............................           $101,434              $72,923              $53,120
Capital Growth Portfolio....................             29,226               54,642               22,411
Strategy Portfolio..........................            287,495               87,458                1,138
Income and Growth Portfolio.................            101,434               52,534               47,723
Global Portfolio............................             --                   --                     --
Quality Income Portfolio....................             --                   --                     --
Municipal Income Portfolio..................             --                   --                     --
Short-Duration Income Portfolio                          --                   --                     --
Balanced Portfolio..........................                 50               --                     --
Government Money Market Portfolio                        --                   --                     --

         The following table shows brokerage commissions paid by each of the Portfolios to EVEREN for the period indicated.

                                        Fiscal year
                                            1997
                                        -----------
Growth Portfolio.......................    $2,331
Capital Growth Portfolio...............     9,793
Strategy Portfolio.....................     --
Income and Growth Portfolio............     --
Global Portfolio.......................     --
Quality Income Portfolio...............     --
Municipal Income Portfolio.............     --
Short-Duration Income Portfolio........     --
Balanced Portfolio.....................     --
Government Money Market Portfolio......     --


         The brokerage commissions paid to Wheat for fiscal year 1997 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:


                                                                                     Percent of aggregate
                                                    Percent of aggregate               dollar amount of
                                                         commissions                brokerage transactions
                                                    --------------------            ----------------------
Growth Portfolio............................                6.84%                             4.78%
Capital Growth Portfolio....................               10.62%                            11.21%
Strategy Portfolio..........................               21.30%                             4.68%
Income and Growth Portfolio.................               33.52%                            29.21%
Global Portfolio............................               --                                --
Quality Income Portfolio....................               --                                --
Municipal Income Portfolio..................               --                                --
Short-Duration Income Portfolio                            --                                --
Balanced Portfolio..........................                1.05%                             0.03%
Government Money Market Portfolio                          --                                --

         The brokerage commissions paid to EVEREN for fiscal year 1997 amounted to the following percentages of the aggregate brokerage commissions and brokerage transactions paid by each Portfolio:

                                                                                     Percent of aggregate
                                                    Percent of aggregate               dollar amount of
                                                         commissions                brokerage transactions
                                                    --------------------            -----------------------
Growth Portfolio............................                0.16%                             0.09%
Capital Growth Portfolio....................                3.56%                             3.48%
Strategy Portfolio..........................                --                                 --
Income and Growth Portfolio.................                --                                 --
Global Portfolio............................                --                                 --
Quality Income Portfolio....................                --                                 --
Municipal Income Portfolio..................                --                                 --
Short-Duration Income Portfolio                             --                                 --
Balanced Portfolio..........................                --                                 --
Government Money Market Portfolio                           --                                 --

HOW TO BUY SHARES

Except under certain circumstances described in the Trust's or an individual Portfolio's prospectus, Class A shares of the Portfolios are sold at their net asset value plus an applicable sales charge on days the New York Stock Exchange is open for business. Class B shares of the Portfolios (where applicable) and Institutional Shares of the Portfolios are sold at their net asset value with no sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing Class A, Class B and Institutional Shares of the Portfolios is explained in the relevant Prospectus under the section entitled "How to Buy Shares."

DISTRIBUTION

         Each of the Portfolios makes payments to Mentor Distributors, LLC in accordance with its respective Distribution Plan adopted in respect of Class A and Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         During fiscal year 1997, the Portfolios paid the following 12b-1 fees in respect of Class B shares to Mentor Distributors as shown below:

Growth Portfolio............................          $2,989,388
Capital Growth Portfolio....................             656,243
Strategy Portfolio..........................           2,224,816
Income and Growth Portfolio.................             645,243
Global Portfolio............................             481,581
Quality Income Portfolio....................             317,465
Municipal Income Portfolio..................             197,295
Short-Duration Income Portfolio                           73,558
Balanced Portfolio..........................                --
Government Money Market Portfolio                           --

         During fiscal year 1997, 12b-1 fees of $28,926 were waived in respect of Class B shares of the Balanced Portfolio.


Contingent Deferred Sales Charges

         During fiscal year 1997, Mentor Distributors received the following contingent deferred sales charges with respect to Class B shares:

Growth Portfolio............................              $362,277
Capital Growth Portfolio....................                40,502
Strategy Portfolio..........................               727,513
Income and Growth Portfolio.................                57,856
Global Portfolio............................                83,936
Quality Income Portfolio....................                30,436
Municipal Income Portfolio..................                26,274
Short-Duration Income Portfolio.............                33,870
Balanced Portfolio..........................                 --
Government Money Market Portfolio...........                 --

Underwriting Commissions

         The following table shows the approximate amount of underwriting commissions retained by Mentor Distributors (and any predecessor) in respect of Class A and Class B shares for each Portfolio for the periods indicated:


                                                      Fiscal year            Fiscal            Fiscal year
                                                         1997                 1996                1995
                                                         ----                 ----                ----
Growth Portfolio............................           $116,796               38,398                   --
Capital Growth Portfolio....................             63,786             $ 10,477              $ 1,314
Strategy Portfolio..........................             62,145               31,801                   --
Income and Growth Portfolio.................             59,230               15,762                2,708
Global Portfolio............................             66,416               23,038                1,829
Quality Income Portfolio....................             37,516                9,062                  559
Municipal Income Portfolio..................             21,433                4,110                  247
Short-Duration Income Portfolio.............                867                  186                  --
Balanced Portfolio..........................                --                  --                    --
Government Money Market Portfolio...........                --                  --                    --


DETERMINING NET ASSET VALUE

         A Portfolio determines the net asset value per share of each class once each day the New York Exchange (the "Exchange") is open as of the close of regular trading on the Exchange. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.

         Securities for which market quotations are readily available are valued at prices which, in the opinion of a Portfolio's investment adviser or sub-adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the class outstanding.

         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional- size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, the Portfolio's investment adviser or sub-adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         In the case of certain fixed-income securities, including certain less common mortgage-backed securities, market quotations are not readily available to the Portfolios on a daily basis, and pricing services may not provide price quotations. In such cases, the Portfolio's investment adviser or sub-adviser is typically able to obtain dealer quotations for each of the securities on at least a weekly basis. On any day when it is not practicable for the investment adviser or sub- adviser to obtain an actual dealer quotation for a security, the investment adviser or sub-adviser may reprice the securities based on changes in the value of a U.S. Treasury security of comparable duration. When the next dealer quotation is obtained, the investment adviser or sub-adviser compares the dealer quote against the price obtained by it using its U.S. Treasury-spread calculation, and makes any necessary adjustments to its calculation methodology. The investment adviser or sub-adviser attempts to obtain dealer quotes for each security at least weekly, and on any day when there has been an unusual occurrence affecting the securities which, in the investment adviser or sub-adviser's view, makes pricing the securities on the basis of U.S.
Treasuries unlikely to provide a fair value of the securities.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New

York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. A Portfolio calculates net asset value per share of each class, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when a classes' net asset value is calculated, such securities will be valued at fair value as determined in good faith by procedures approved as required by the Trustees.

REDEMPTIONS IN KIND

         Although each Portfolio intends to redeem Class A, Class B and Institutional Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from its investment portfolio. Redemptions in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable. The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which a Portfolio is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective classes' net asset value during any 90-day period.

TAXES

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. A Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.

         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

         If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If a Portfolio fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. A Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         Distributions from a Portfolio (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Portfolio's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year). One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months (28% rate gains) and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as 28% rate gains to the extent designated by the Portfolio as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of 28% rate gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Portfolio.

         Exempt-interest dividends. A Portfolio will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Portfolio's taxable year, at least 50% of the total value of the Portfolio's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Portfolio properly designates as exempt- interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Portfolio intends to be qualified to pay exempt-interest dividends, the Portfolio may be limited in its ability to enter into taxable transactions involving forward commitments, or repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Portfolio paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Portfolio's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         A Portfolio which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Portfolio's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Portfolio's income that was tax-exempt during the period covered by the distribution.

         Hedging transactions. If a Portfolio engages in transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

         Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Portfolio which lock-in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Portfolio occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Portfolio to recognize taxable income from these offsetting transactions in excess of the available cash generated by such activities.


         Return of capital distributions. If a Portfolio makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you or your shares.

         Securities issued or purchased at a discount. A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Foreign currency-denominated securities and related hedging transactions. A Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, and forward contacts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         If more than 50% of a Portfolio's assets at year end consists of the stock or securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities the Portfolio has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

         Investment by a Portfolio in certain "passive foreign investment companies" ("PFICs") could subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, the Portfolio may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Portfolio will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

         Sale or redemption of shares. The sale, exchange or redemption of Portfolio shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as 28% rate gains if the shares have been held for more than 12 months but not more than 18 months, and as adjusted net capital gains if the shares been held for more than 18 months. Otherwise the gain on the sale, exchange or redemption of Portfolio shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt- interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         Shares purchased through tax-qualified plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

         Backup withholding. A Portfolio generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions (including in redemption of portfolio shares) paid to any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number
(TIN), who has under reported dividends or interest income, or who fails to certify to the Portfolio that he or she is not subject to such withholding. Shareholders who fail to furnish their current TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local, foreign and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

         For a more complete discussion of shareholders' tax status, including a discussion of the individual alternative minimum tax and the corporate alternative minimum tax, see the section of the relevant prospectus in respect of taxes.

INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent accountants, providing audit services, tax return review and other tax consulting services.

CUSTODIAN

         Investors Fiduciary Trust Company, located at 127 West 10th Street, Kansas City, Missouri, is the custodian of each Portfolio, except that State Street Bank & Trust Company, P.O. Box 8602, Boston, Massachusetts serves as custodian to the Global Portfolio and as the foreign custodian to each of the other Portfolios in respect of foreign assets. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments.

PERFORMANCE INFORMATION (shown through September 30, 1997)

         The table below shows the average annual total return of Class A shares and Class B shares for the one-, five- and ten-year periods (or for the life of a class if shorter)**:


                                                                                    Since Inception
         Class A Shares                                1 Year          5 Years        or 10 Years
         --------------                                ------          -------      ----------------
     Growth Portfolio*............................        18.56%         --              30.05%
     Capital Growth Portfolio.....................        27.04%         --              14.11%
     Strategy Portfolio*..........................         5.51%         --              16.55%
     Income and Growth Portfolio..................        15.09%         --              14.59%
     Global Portfolio.............................        14.60%         --              12.76%
     Quality Income Portfolio.....................         4.67%         --               4.71%
     Municipal Income Portfolio...................         3.71%         --               6.52%
     Short-Duration Income Portfolio*.............         6.23%         --               5.49%

                                                                                    Since Inception
         Class B Shares                                1 Year          5 Years        or 10 Years
         --------------                                ------          -------      ----------------
     Growth Portfolio*............................       20.66%          21.29%         13.92%
     Capital Growth Portfolio.....................       29.88%          --             14.48%
     Strategy Portfolio*..........................        7.19%          --             12.42%
     Income and Growth Portfolio..................       17.24%          --             15.13%
     Global Portfolio.............................       16.74%          --             13.23%
     Quality Income Portfolio.....................        5.29%          --              4.99%
     Municipal Income Portfolio...................        4.33%          --              6.80%
     Short-Duration Income Portfolio*.............        2.96%          --              5.78%
     Balanced Portfolio*..........................       21.09%          --             19.18%
     Government Money Market Portfolio............         --            --                --


------------------

         * Prior to May 30, 1995, the Balanced, Growth, Short-Duration Income, and Strategy Portfolios only offered one class of shares. Total return information prior to this date is shown under the Class B share table. As a result, the annual total return information beyond the one-year period shown above for the Balanced, Growth, Short-Duration Income, and Strategy Portfolios reflects various sales charges currently not applicable to the Portfolios. The Balanced, Growth, Short-Duration, and Strategy Portfolios are the successors to Mentor Balanced Fund, Mentor Growth Fund, Mentor Short-Duration Income Fund, and Mentor Strategy Fund, respectively, each of which was previously a series of shares of beneficial interest of Mentor Series Trust. For fiscal 1994, none of these Funds bore a front-end sales charge, but each of them was subject to a maximum contingent deferred sales charge of 5%. The Balanced Portfolio currently offers only one class of shares. Total return information for this Portfolio is shown under the Class B share table.

         **No Institutional Shares were outstanding for these periods.
                                  - - - - - -
                                      -55-

         Total return for the one-, five-, and ten-year periods for each class of shares of a Portfolio (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in shares of that class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the particular class of a Portfolio during that period. Total return calculations assume deduction of a classes' maximum front-end or contingent deferred sales charge, if any, and reinvestment of all distributions at net asset value on their respective reinvestment dates.

         All data are based on past performance and do not predict future results.

Yield and Tax-Equivalent Yield


         The thirty-day yield for Class A shares and Class B shares of certain of the Portfolios for the period ending September 30, 1997, was as follows*:

                                                   Class A     Class B

              Quality Income Portfolio              7.07%       6.91%
              Municipal Income Portfolio            3.66%       3.35%
              Short-Duration Income Portfolio       5.35%       5.11%


         *No Institutional Shares were outstanding for these periods.

         Yield for each class is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a class of shares of a Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of class outstanding during the base period and entitled to receive dividends and
(B) the net asset value per share of the class on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on costs). Dividends on equity securities are accrued daily at their stated dividend rates.

         To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.

         The tax-equivalent yield for Class A shares of the Municipal Income Portfolio for the thirty-day period ending September 30, 1997, was 6.06%. The tax-equivalent yield for that Portfolio's Class B shares was 5.55% for the same period. The tax-equivalent yield for all classes of shares of the Municipal Income Portfolio is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Portfolio would have had to earn to equal its actual yield, assuming a 39.6% tax rate (the maximum effective federal rate for individuals) and assuming that income is 100% tax-exempt.

         The Municipal Income Portfolio may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Portfolio's investment portfolio generally remains free from federal regular income tax but may be subject to state and local taxes. (Some portion of the Portfolio's income may be subject to federal alternative minimum tax and state and local taxes.) Capital gains, if any, are subject to federal, state and local tax.

         At times, a Portfolio's investment adviser or sub-adviser may reduce its compensation or assume expenses of the Portfolio in order to reduce the Portfolio's expenses. Any such fee reduction or assumption of expenses would increase a classes' yield and total return during the period of the fee reduction or assumption of expenses.

         Total return may be presented for other periods or without giving effect to any contingent deferred sales charge. Any quotation of total return or yield not reflecting the front-end or contingent deferred sales charge would be reduced if such sales charges were reflected.

EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES FOR THE MUNICIPAL INCOME PORTFOLIO

The table below shows the effect of the tax status of tax-exempt securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1997. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of tax-exempt securities yielding from 2.0% to 10.0%.

-------------------------------------------------------------------------------------------------------------------
                                         1997
                                        -------
             Taxable Income*            Marginal                           Tax-exempt yield
          ----------------------        federal    ----------------------------------------------------------------
                                         income
       Joint             Single Rate     tax**      2%     3%     4%     5%     6%      7%      8%      9%     10%
--------------------------------------------------------------------------------------------------------------------
                                                                          Equivalent taxable yield
--------------------------------------------------------------------------------------------------------------------
     $0 -  41,200        $0 -  24,650    15.00%    2.35%  3.53%  4.71%  5.88%  7.06%   8.24%   9.41%  10.59%  11.76%
 41,201 -  99,600    24,651 -  59,750    28.00%    2.78%  4.17%  5.56%  6.94%  8.33%   9.72%  11.11%  12.50%  13.89%
 99,601 - 151,750    59,751 - 124,650    31.00%    2.90%  4.35%  5.80%  7.25%  8.70%  10.15%  11.59%  13.04%  14.49%
151,751 - 271,050   124,651 - 271,050    36.00%    3.13%  4.69%  6.25%  7.81%  9.38%  10.94%  12.50%  14.06%  15.63%
   over   271,051      over   271,051    39.60%    3.31%  4.97%  6.62%  8.28%  9.93%  11.59%  13.25%  14.90%  16.56%

------------------

* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"), after any deduction for personal exemptions and the greater of the standard deduction or itemized deductions. Income in the higher brackets may be affected by the phase-out of personal exemptions and the limitation of itemized deductions, based on Adjusted Gross Income, under the Code.

** These rates are the marginal federal income tax rates on taxable income currently in effect for 1997 under the Code.


         Of course, there is no assurance that the Municipal Income Portfolio will achieve any specific tax-exempt yield. While it is expected that the Portfolio will invest principally in obligations which pay interest exempt from federal income tax, other income received by the Portfolio may be taxable. The table does not take into account any state or local taxes payable on Portfolio distributions.

MEMBERS OF INVESTMENT MANAGEMENT TEAMS

         The following persons are investment personnel of the Portfolio's investment advisers, as indicated.

Mentor Investment Advisors, LLC

Large Capitalization Quality Equity Growth


John G. Davenport, CFA -- Managing Director, Chief Equity Officer
Mr. Davenport has 11 years of investment management experience. He joined the firm after leading equity research at the investment management firm of Lowe, Brockenbrough, & Tattersall, Inc. Mr. Davenport graduated from the University of Richmond and has an MBA from the University of Virginia.

Richard H. Skeppstrom II -- Vice President, Portfolio Manager
Mr. Skeppstrom has six years of investment management experience. Before joining the firm he was a global portfolio analyst for Saudi International Bank Portfolio Advisors. Mr. Skeppstrom began his career as a pension and benefit analyst at Johnson & Higgins of Virginia. He has earned both an undergraduate degree and an MBA from the University of Virginia.

Christopher W. Rusbuldt, CFA -- Vice President, Portfolio Manager
Mr. Rusbuldt joined the firm in 1995 and has five years' investment experience. Previously, he was an equity research analyst for Wheat First Butcher Singer. He began his career as a banker in the corporate group at NationsBank. Mr. Rusbuldt is a graduate of the University of Virginia.

Richard L. Rice -- Vice President, Portfolio Manager
Mr. Rice has twenty-five years' experience in the securities industry. Before joining Mentor, he was a partner in Parata Analytics Research. Prior responsibilities include research for Signet Asset Management, senior research analyst for Capitoline Investment Services, and positions in research at Atlanta Corporation and Southwest Banking, Inc. Mr. Rice is a graduate of the University of Florida and has completed graduate work at Georgia State University.

Steven A. Certo -- Portfolio Manager
Mr. Certo joined the firm in 1997, from the equity research department of Wheat First Butcher Singer where he was a research analyst following the software industry. Mr. Certo served five years as an intelligence officer in the US Navy. His professional background also includes a year as an investment representative for Edward Jones and Co. He is a graduate of Iona College and is a level III candidate in the CFA program.

Active Fixed-Income

P. Michael Jones, CFA -- Managing Director, Chief Fixed-Income Officer Mr. Jones has 10 years of investment management experience. He is the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio, as well as Mentor Income Fund, a $120 million closed-end bond fund. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He has worked as an investment manager at Ryland Capital Management, Alliance Capital Management, and Central Fidelity Bank. Mr. Jones earned an undergraduate degree from the College of William and Mary, and is enrolled in the Wharton School of the University of Pennsylvania.

Steven C. Henderson -- Vice President, Portfolio Manager
Mr. Henderson has seven years of investment management experience. He is a portfolio manager for Mentor Short-Duration Income Portfolio, Mentor Quality Income Portfolio, and Mentor Income Fund. Prior to joining the firm, Mr. Henderson was senior portfolio analyst at Ryland Capital Management, Inc. Before Ryland Capital Management, Mr. Henderson was a financial analyst at Ryland Mortgage Company. Mr. Henderson is a graduate of the University of Richmond and received an MBA from George Washington University.

Stephen R. McClelland, CFA -- Vice President, Portfolio Manager
Mr. McClelland has six years of investment management experience. He is responsible for managing institutional total-return portfolios and corporate bond portfolios. Prior to joining Mentor, Mr. McClelland was a budget analyst for three years at Wheat First Butcher Singer. He is a certified public
accountant.   Mr. McClelland graduated from Iowa State University and earned an
MBA from Virginia Commonwealth University.

B. Keith Wantling -- Associate Vice President, Sector Specialist
Mr. Wantling has four years of investment experience. He is responsible for monitoring and evaluating opportunities in the mortgage-backed securities market. He designs and maintains spread tracking systems, prepayment data bases and other tools necessary to determine relative value in the mortgage sector. Prior to assuming his current duties, Mr. Wantling was instrumental in the construction of the fixed-income department's proprietary analytical system.

E. Marc Cheatham III -- Systems/Research Analyst
Mr. Cheatham has primary responsibility for the fixed-income team's decision support system. He builds proprietary analytical software based on specifications provided by portfolio managers and analysts. In addition, he builds and maintains the extensive historical databases used to monitor economic and market conditions. Mr. Cheatham holds an undergraduate degree in computer science from the University of Richmond.

Todd C. Kuimjian -- Credit/Research Analyst
Mr. Kuimjian has three years of investment experience. He is responsible for maintaining credit information on corporate issuers and assisting Mr. McClelland in evaluating the risk/return characteristics of corporate securities. Prior to assuming his current duties, Mr. Kuimjian served as an investment accountant/systems analyst and later as a senior investment administrator
within   Mentor's   investment   services  group.  He  holds  an undergraduate
degree from Virginia Polytechnic Institute and is also a CPA.


Small-to-Medium Capitalization Equity Growth


Theodore W. Price, CFA  -- Managing Director, Chief Investment Officer
Prior to establishing the small/mid cap. management style, Mr. Price served for 10 years as vice chairman and portfolio manager of the investment management subsidiary of Wheat First Butcher Singer. In 1985, he established the equity retail mutual fund, Mentor Growth Portfolio, which today represents nearly $600 million in assets. He is a member of the Richmond Society of Financial Analysts. Mr. Price earned both BA and MBA degrees from the University of Virginia.

Linda A. Ziglar, CFA -- Managing Director, Portfolio Manager
Ms. Ziglar joined the firm in 1991 after serving seven years as vice president of Federal Investment Counseling and Federated Research Corporation in Pittsburgh. While at Federated, Ms. Ziglar shared responsibility fro the management of more than $300 million in mutual fund and separate account assets. She is a member of the Richmond Society of Financial Analysts, the Financial Analysts Federation, and a former officer of the Pittsburgh Society of Financial Analysts. Ms. Ziglar is a summa cum laude, Phi Beta Kappa graduate of Randolph-Macon Woman's College. She earned an MBA from the University of Pittsburgh.

Jeffrey S. Drummond, CFA -- Vice President, Portfolio Manager
Mr. Drummond joined the firm in 1993 after five years in investment strategy at
Wheat First Butcher Singer.   While working with Wheat's chief investment
strategist, he shared responsibility for the management of the Strategic Sectors Portfolio. He is a member of the Richmond Society of Financial Analysts. Mr. Drummond graduated cum laude from the University of Richmond.

Edward Rick IV -- Research Analyst
Mr. Rick joined the firm in 1994 after his experience with Davenport & Co. of Virginia, where he focused on research of insider ownership and past earnings performance of their universe of companies. He also organized research data for the firm's leading retail analysts. Mr. Rick is a magna cum laude graduate of the University of Richmond where he served as a business analyst for the University's investment club, and later as leading manager. He is a candidate in the Chartered Financial Analyst program.

Tactical Asset Allocation


Don R. Hays -- President, Portfolio Manager
Mr. Hays has more than 27 years' experience in securities selection and analysis of the markets. In addition to managing Mentor Strategy Portfolio, he is director of investment strategy for Wheat First Butcher Singer, a position he has held since 1984. He has also been a partner at J.C. Bradford, where he served as investment strategist for the firm and chairman of the investment policy committee. He began his investment career as a financial consultant at J.C. Bradford. Mr. Hays holds an undergraduate degree from Tennessee Polytechnic University.

Katherine A. Duggan -- Portfolio Analyst
Ms. Duggan joined Wheat First Butcher Singer in 1996 as part of the investment strategy department. Her responsibilities within the Mentor Strategy Portfolio team have focused primarily on the trading of the Portfolio and updating information used in the tactical asset allocation model employed in its management. Ms. Duggan received her BSBA from the University of Richmond in 1996.

William P. Ryder -- Research Analyst
Mr. Ryder joined Wheat First Butcher Singer in 1991 as a member of its investment strategy group, working as a research analyst on its growth and growth and income model portfolios. In 1995 he became part of the team responsible for managing the Mentor Strategy Portfolio. In that capacity he focuses primarily on conducting economic analysis, industry group studies, and asset allocation modeling. Mr. Ryder attended Virginia Commonwealth University and has five years' investment experience.

Cash Management

R. Preston Nuttall, CFA -- Managing Director, Director of Cash Management
Mr. Nuttall oversees the investment of all short-term fixed-income assets including five money-market funds and approximately 50 separately-invested portfolios. Mr. Nuttall has over 30 years' of investment experience. Before joining the firm, he directed short-term fixed-income management for 15 years at Capitoline Investment Services, Inc. He is a graduate of the University of Richmond and received an MBA from the University of Pennsylvania.

Hubert R. White III -- Vice President, Portfolio Manager
Mr. White currently manages four taxable money-market funds, cash positions for 11 other mutual funds. He has eleven years of investment management experience and specializes in taxable fixed-income. Prior to joining the firm, Mr. White served for five years as portfolio manager with Capitoline Investment Services. Formerly, he was at Crestar Bank, where he began his career in 1982. Mr. White is a graduate of University of Richmond.

Kathryn T. Allen -- Vice President, Portfolio Manager
Ms. Allen has 14 years of tax-free management investment experience. At Mentor she manages the tax-exempt money-market fund, as well as intermediate-maturity tax-exempt portfolios. Prior to joining the firm, Ms. Allen was portfolio manager at PNC Institutional Management Corporation. She began her career at Bradford Securities Operations, Inc. and later joined AIM Management in Houston, Texas. Ms. Allen is a graduate of the University of Alabama.

Thomas G. Morgan -- Vice President, Senior Credit Analyst
Mr. Morgan joined Mentor after two years with Capitoline Investment Services, where he served as chief credit officer for five money-market funds, and shared responsibility for the management of a money-market fund. Prior to his experience with Capitoline, Mr. Morgan spent 12 years with Crestar Bank as a financial analyst and senior credit analyst. A graduate of Westminster College, Mr. Morgan brings 17 years of analytical and investment experience to the firm.

Gregory S. Kaplan -- Associate Vice President, Credit Analyst
Mr. Kaplan brings over six years of analytical and investment experience to mentor. Prior to joining the firm, Mr. Kaplan served for four years as a credit specialist analyzing commercial credit for NationsBank. He began his career in the Investment Services division of Prudential Insurance. Mr. Kaplan is a graduate of Rutgers University and earned his MBS from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

Mentor Perpetual Advisors, LLC

Rod Smyth -- Managing Director, Mentor Perpetual Advisors
Mr. Smyth is headquartered in Richmond, Virginia and has 13 years of investment experience. His previous employers include Baring Securities, Ulster Bank Investment Managers, Citicorp Scrimgeour Vickers, and Nomura International. He is a graduate of Dundee University.

Martin Arbib -- Chairman, Perpetual Portfolio Management
Mr. Arbib is chairman and founder of Perpetual, a partner in the Mentor Perpetual Advisors joint venture, where he currently leads investment management. A Charter Accountant, he has 22 years' investment management experience.

Scott McGlashan -- Far East Team Leader
Mr. McGlashan is lead manager of Mentor Perpetual Global Portfolio. He has 19 years' management experience, 13 years specializing in the Far East, and 11 years' tenure at Perpetual. He is a graduate of Yale and Cambridge University.

Kathryn Langridge -- Southeast Asia Team Leader
Ms. Langridge shares responsibility with Mr. McGlashan for Far East equity investments. Before joining Perpetual in 1990, she spent eight years in Hong Kong with the investment firm of Jardine Fleming. She specializes in equity investments in the non-Japanese stock markets of the Far East. Ms. Langridge is a graduate of Cambridge University.

Bob Yerbury -- American Team Leader
Mr. Yerbury has 24 years' investment management experience, with over 21 years' experience in North American stock markets, and has been part of the Perpetual team for 13 years. Before joining Perpetual, he was a portfolio manager with Equity & Law Assurance Company. Mr. Yerbury is a graduate of Cambridge University.

Stephen Whittaker -- UK Team Leader
Mr. Whittaker joined Perpetual eight years ago and has 16 years' investment management experience. Prior to joining Perpetual, he was responsible for UK equity funds for the Save & Prosper Group. He began his fund management career with Rowe & Pitman after graduation from Manchester University.

Margaret Roddan -- Europe Team Leader
Ms. Roddan has 11 years of investment management experience, three years with Perpetual. She joined Perpetual from Mercury Asset Management, where she shared responsibility for management of continental European equity holdings. She began her career with the National Provident Institution. Ms. Roddan is a graduate of the Investment Management Program at the London Business School. She studied finance at City University and is a graduate of Bristol University.


PERFORMANCE COMPARISONS

         The performance of a Portfolio depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the particular Portfolio is invested; changes in the expenses of a particular Portfolio and class of shares; and various other factors.

         The performance of each Portfolio fluctuates on a daily basis largely because net earnings and net asset value per share of each class fluctuate daily. Both net earnings and net asset value per share are factors in the computation of yield and total return for each class of the Portfolios.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how a Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

         Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

         Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a Portfolio's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the Portfolio. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         A Portfolio's shares also may be compared to the following indices:

         Dow  Jones   Industrial   Average   ("DJIA")  is  an  unmanaged   index
representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by Dow Jones & Company, it is cited as a principal indicator of market conditions.

         Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated, in the Standard & Poor's figures.

         Consumer Price Index is generally considered to be a measure of inflation.

         CDA Mutual Fund Growth Index is a weighted performance average of other mutual funds with growth of capital objectives.

         Lipper Growth Fund Index is an average of the net asset-valuated total returns for the top 30 growth funds tracked by Lipper Analytical Services, Inc., an independent mutual fund rating service.

         Lehman Brothers Government/Corporate (total) Index is comprised of approximately 5,000 issues, which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi- federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Shearson Lehman Brothers Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

         Lehman Brothers Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included.


         Russell Growth 1000 (Russell 1000 Index) is a broadly diversified index consisting of approximately 1,000 common stocks of companies with market values between $20 million and $300 million that can be used to compare the total returns of funds whose portfolios are invested primarily in growth common stocks.

         Lehman Brothers Aggregate Bond Index is a total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. The Aggregate Bond Index is comprised of the Shearson Lehman Government Bond Index, Corporate Bond Index, Mortgage-Backed Securities Index, and Yankee Bond Index. These indices include:
U.S. Treasury obligations, including bonds and notes; U.S. agency obligations, including those of the Federal Farm Credit Bank, Federal Land Bank, and the Bank for Cooperatives; foreign obligations; and U.S. investment-grade corporate debt and mortgage-backed obligations. All corporate debt included in the Aggregate Bond Index has a minimum S&P rating of BBB, a minimum Moody's rating of Baa, or a minimum Fitch rating of BBB.

         Salomon Brothers Mortgage-Backed Securities Index-15 Years includes the average of all 15-year mortgage securities, which include Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and Government National Mortgage Association (Ginnie Mae).

         Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 29,000 municipal bonds, which are priced by Muller Data Corporation.

         From time to time, certain of the Portfolios that invest in foreign securities may advertise the performance of their classes of shares compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following: Morgan Stanley Capital International World Index, The Morgan Stanley Capital International EAFE (Europe, Australia, Far East) index, J.P. Morgan Global Traded Bond Index, Salomon Brothers World Government Bond Index, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500). A Portfolio also may compare its performance to the performance of unmanaged stock and bond indices, including the total returns of foreign government bond markets in various countries. All index returns are translated into U.S. dollars. The total return calculation for these unmanaged indices may assume the reinvestment of dividends
and any distributions,  if applicable,  may include   withholding  taxes,  and
generally do not reflect deductions for administrative and management costs.

         Investors may use such indices or reporting services in addition to the Trust or an individual Portfolio's prospectus to obtain a more complete view of a particular Portfolio's performance before investing. Of course, when comparing a Portfolio's performance to any index, conditions such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing portfolios using reporting services, or total return and yield, investors should take into consideration any relevant differences in portfolios, such as permitted portfolio compositions and methods used to value portfolio securities and compute net asset value.

         Advertisements and other sales literature for a Portfolio may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in a Portfolio based on monthly reinvestment of dividends over a specified period of time.

         From time to time the Portfolios may advertise their performance, using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to monthly market funds using the Lipper Analytical Service money market instruments average.

         Advertisements may quote performance information which does not reflect the effect of the sales load.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Funds You Can Buy authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

FINANCIAL STATEMENTS


         The Independent Auditors' Report, financial highlights, and financial statements in respect of the Class A and Class B shares of each Portfolio included in the Mentor Funds' Annual Report for the fiscal year ended September 30, 1997, and the Independent Auditors' Report, financial highlights, and financial statements included in the Government Money Market Portfolio's Annual Report for the fiscal year ended September 30, 1997, each filed electronically on December 4, 1997 (File No. 811-6550), and the Independent Auditors' Report, financial highlights, and financial statements included in the Balanced Portfolio's Annual Report for the fiscal year ended September 30, 1997, filed electronically on December 19, 1997 (File No. 811-6550), are incorporated by reference into this Statement of Additional Information.

                      PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:


     (a) Financial Statements and Supporting Schedules (For all Portfolios other than Mentor Institutional Money Market, Institutional Shares, and Mentor Growth Opportunities)

          (1)  Financial Statements:
               Portfolios of Investments -- September 30, 1997*
               Statements of Assets and Liabilities -- September 30, 1997* Statements of Operations -- year ended September 30, 1997* Statements of Changes in Net Assets -- years/periods ended
                 September 30, 1997 and September 30, 1996*
               Financial Highlights *(+)
               Notes to Financial Statements*
               Independent Auditors Report



_____________

*         Incorporated by reference to Part B to this Registration Statement.

(+)       Incorporated by reference to Part A to this Registration Statement.


      (b)  Exhibits:


           (1)(i) Conformed copy of Declaration of Trust of the Registrant, with Amendments No. 1 and 2 (2);


              (ii) Amendment No. 5 to the Declaration of Trust of the Registrant (12);


           (2)       Copy of By-Laws of the Registrant (1);

           (3)       Not applicable;

           (4)(i) Copy of Specimen Certificates for both Class A and Class B Shares of Beneficial Interest for each New Portfolio (6);

              (ii) Copy of Specimen Certificate for Institutional Shares of Beneficial Interest for each Portfolio (10);

           (5)(i) (a)Conformed copy of Management Agreement of the Registrant (Capital Growth, Income and Growth, Quality Income, and Municipal Income Portfolios) (2);
                     (b)Conformed copy of New Exhibit A to Management Agreement(4);
                     (c)Form of Instrument of Transfer of Management Agreement
                     (8);

              (ii) Form of Investment Advisory Agreement for the Municipal Income Portfolio (8);

              (iii) (a)Conformed copy of Investment Advisory Agreement for the Income and Growth Portfolio (3);
                     (b)Form of Instrument of Transfer of Investment Advisory Agreement (Income and Growth Portfolio) (8);

              (iv) Form of Investment Advisory and Management Agreement for the Global Portfolio (8);

              (v)    (a)Form of Investment Advisory and Management
                     Agreement for the Growth Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Growth Portfolio) (8);


              (vi)   (a)Form of Investment Advisory and Management
                     Agreement for the Strategy Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Strategy Portfolio) (8);


              (vii) (a)Form of Investment Advisory and Management Agreement for the Short-Duration Income Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Short-Duration Income
                     Portfolio) (8);


              (viii) (a)Form of Investment Advisory and Management
                     Agreement for the Balanced Portfolio (6);
                     (b)Form of Instrument of Transfer of Investment Advisory and Management Agreement (Balanced Portfolio) (8);

              (ix) Form of Investment Advisory and Management Agreement (Institutional U.S. Government Money Market Portfolio) (9);

              (x) Form of Investment Advisory and Management Agreement (Institutional U.S. Government Money Market Portfolio) (9);

              (xi) Form of Investment Advisory and Management Agreement (Growth Opportunities Portfolio) (11);

           (6)(i) (a)Conformed copy of Distributor's Contract of the Registrant, through and including
                     Exhibit I (3);
                     (b) Form of Instrument of Transfer of Distributor's Contract (8);

              (ii) Form of New Exhibit J to the Distributor's Contract in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

              (iii) Form of New Exhibit K to the Distributor's Contract in respect of Institutional Shares of each of the Portfolios
                     (10);

            (7)      Not applicable;

            (8)(i) Conformed copy of Custodian Contract of the Registrant with Investors Fiduciary Trust Company (2);

              (ii) Conformed copy of Custodian Contract of the Registrant with State Street Bank and Trust Company (2);

             (iii)   (a)Form of Administration Agreement of the
                     Registrant in respect of each Portfolio (6);
                     (b) Form of Instrument of Transfer of Administration Agreement (8);

              (iv) Form of Custodian Contract with State Street Bank and Trust Company in respect of foreign securities(7);

            (9)(i) Conformed copy of Transfer Agency and Registrar Agreement of the Registrant (2);

              (ii) (a) Conformed copy of Shareholder Services Plan of the Registrant through and including Exhibit B in respect of the Capital Growth, Quality Income, Municipal Income, Income and Growth, and Global Portfolios (3);
                     (b) Form of Instrument of Transfer of Shareholder Services Plan (8);


                     (c) Form of New Exhibit C to the Shareholder Services Plan in respect of the Class A and B shares of the Growth, Strategy, Short-Duration Income Portfolios and the Balanced Portfolio (6);

                     (d) Form of New Exhibit D to Shareholder Services Plan in respect of Class A and B shares of the Growth Opportunities Portfolio (11);

           (10)      Not applicable;


           (11)(i)   Conformed copy of Consent of Independent Auditors (12);

               (ii) Conformed copy of KPMG Peat Marwick LLP opinion on Methodology and Procedures for Accounting for Multiple Classes of Shares (5);

           (12)      Not applicable;

           (13)      Conformed copy of Initial Capital Understanding (1);

           (14)      Not applicable;

           (15)      Plan of Distribution (Class B Shares) (12)

           (16)(i)   Schedules for Computation of Performance
                     (all Portfolios)(8)

           (18)      Amended and Restated Rule 18f-3(d) Plan (10)

           (27)(i)   Financial Data Schedules of Class A Shares (12)

               (ii)  Financial Data Schedules of Class B Shares (12)

               (iii) Financial Data Schedule in respect of the Balanced
                     Portfolio. (12)


1.   Incorporated by reference to Registrant's Pre-Effective
     Amendment No. 1 on Form N-1A filed April 14, 1992.
2.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 3 on Form N-1A filed May 14, 1993.
3.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 5 on Form N-1A filed November 26, 1993.
4.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 7 on Form N-1A filed August 3, 1994.
5.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 8 on Form N-1A filed January 27, 1995.
6.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 9 on Form N-1A filed March 15, 1995.
7.   Incorporated by reference to Registrant's Post-Effective
     Amendment No. 10 on Form N-1A filed January 15, 1996.
8. Incorporated by reference to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed November 29, 1996.
9. Incorporated by reference to Registrant's Post-Effective Amendment No. 12 on Form N-1A filed January 22, 1997.
10. Incorporated by reference to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed March 4, 1997.

11. Incorporated by reference to Registrant's Post-Effective Amendment No. 14 on Form N-1A filed November 7, 1997.

12.  Filed herewith.



Item 25.  Persons Controlled by or Under Common Control with Registrant:

          Reference is made to "Principal Holders of Securities" in Part B of this Registration Statement


Item 26.  Number of Holders of Securities as of December 8, 1997

   Multiclass Portfolios          Class A    Class B

Capital Growth Portfolio          4,363       8,442
Global Portfolio                  3,014       7,597
Growth Portfolio                  4,936      28,469
Income and Growth Portfolio       3,174       6,694
Municipal Income Portfolio          707       4,256
Quality Income Portfolio          2,156       4,048
Short-Duration Income Portfolio     784       1,681
Strategy Portfolio                1,850      16,644


Single Class Portfolios

Balanced Portfolio                                               4
Mentor Institutional U.S. Government Money Market Portfolio     87
Mentor Institutional Money Market Portfolio                      0







Item 27.  Indemnification:


1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).



Item 28.  Business and Other Connections of Investment Advisers



      The business and other connections of each director, officer, or partner of the entities below in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following tables.



      (a) The following is additional information with respect to the directors and officers of Mentor Investment Advisors, LLC:

                                                    Business, Profession,
                                                   Vocation or Employment
                               Position with            during the past
         Name                Investment Adviser        two fiscal years

John G. Davenport            Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.


R. Preston Nuttall           Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.


Paul F. Costello             Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC; President,
                                                      Mentor Funds,
                                                      Mentor Institutional
                                                      Trust,
                                                      Mentor Income Fund,
                                                      Cash Resource
                                                      Trust, and
                                                      America's Utility Fund,
                                                      Inc.; Senior Vice
                                                      President, Mentor
                                                      Distributors, LLC;
                                                      Managing Director, Mentor
                                                      Perpetual Advisors, LLC.

Theodore W. Price            Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

P. Michael Jones             Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

Peter J. Quinn, Jr.          Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

Daniel J. Ludeman            Chairman                 Chairman and Chief
                                                      Executive Officer,
                                                      Mentor Investment
                                                      Group, LLC.

Karen H. Wimbish             Managing Director        Managing Director,
                                                      Mentor Investment
                                                      Group, LLC.

Thomas L. Souders            Treasurer                Managing Director and
                                                      Chief Financial
                                                      Officer, Wheat, First
                                                      Securities, Inc.;
                                                      Treasurer, Mentor
                                                      Distributors, LLC.

Robert P. Wilson             Assistant Treasurer      Managing Director and
                                                      Treasurer, Wheat,
                                                      First Securities,
                                                      Inc.; Assistant
                                                      Treasurer, Mentor
                                                      Distributors, Inc.

John M. Ivan                 Secretary                Managing Director,
                                                      Assistant General
                                                      Counsel, and Director
                                                      of Compliance, Wheat,
                                                      First Securities, Inc.;
                                                      Clerk, Cash Resource
                                                      Trust; Secretary,
                                                      Mentor Institutional
                                                      Trust and Mentor
                                                      Distributors, LLC.


Howard T. Macrae, Jr.        Assistant Secretary      Assistant Secretary,
                                                      Mentor Investment
                                                      Advisors, LLC and
                                                      Mentor Distributors,
                                                      LLC.


(b) The following is additional information with respect to the directors and officers of Mentor Perpetual Advisors, LLC ("Mentor Perpetual"):


                                                       Other Substantial
                            Position with the          Business, Profession,
Name                        Investment Advisor         Vocation or Employment
Scott A. McGlashan          President                  Director, Perpetual
                                                       Portfolio Management
                                                       Limited.

Martyn Arbib                Managing Director          Chairman, Perpetual
                                                       Portfolio Management
                                                       Limited.

Roger C. Cormick            Managing Director          Deputy Chairman -
                                                       Marketing, Perpetual
                                                       Portfolio Management
                                                       Limited.


Paul F. Costello            Managing Director          Managing Director, Mentor
                                                       Investment Group, LLC
                                                       and Mentor Investment
                                                       Advisors, LLC; President,
                                                       Mentor Funds, Mentor Institutional
                                                       Trust, Mentor Income
                                                       Fund, and Cash Resource
                                                       Trust; Executive Vice
                                                       President and Chief
                                                       Administrative Officer,
                                                       America's Utility Fund,
                                                       Inc.; and Senior Vice
                                                       President, Mentor
                                                       Distributors, LLC.

Daniel J. Ludeman           Managing Director          Chairman and Chief
                                                       Executive Officer,
                                                       Mentor Investment
                                                       Group, LLC; Director,
                                                       Wheat First Securities,
                                                       Inc.; Managing Director,
                                                       Wheat First Butcher
                                                       Singer, Inc.

David S. Mossop             Managing Director          Director, Perpetual
                                                       Portfolio Management
                                                       Limited

Peter J. Quinn, Jr.         Managing Director          Managing Director,
                                                       Mentor Investment
                                                       Group, LLC.

Roderick A. Smyth           Managing Director          Managing Director,
                                                       Mentor Investment
                                                       Group, LLC.


* The address of Mentor Investment Group, LLC, Wheat, First Securities,
Inc., Wheat First Butcher Singer, Inc., Mentor Funds, Mentor Income
Fund, Inc., Mentor Investment Advisors, LLC, and Mentor Perpetual
Advisors, LLC is 901 East Byrd Street, Richmond, VA 23219. The address of Ryland Capital Management, Inc. and RAC Income Fund, Inc. is 11000
Broken Land Parkway, Columbia, MD 21044. The address of Perpetual
Portfolio Management Limited is 48 Hart Street, Henley-on-Thames, Oxon,
England, RG92AZ.


(c) The following is a list of the general partners and Senior Vice Presidents of Wellington Management Company, LLP, located at 75 State Street, Boston Massachusetts 02109:





Kenneth L. Abrams               Paul D. Kaplan           Richard S. Press
Nicholas C. Adams               John C. Keogh            Robert D. Rands
Rand L. Alexander               Mark T. Lynch            Eugene E. Record, Jr.
Deborah L. Allinson             Nanch T. Lukitsh         John R. Ryan
Nancy T. August                 Christine S. Manfredi    Joseph H. Schwartz
James H. Averill                Patrick J. McCloskey     David W. Scudder
Marie-Claude Bernal             Earl E. McEvoy           Binkley C. Shorts
William N. Booth                Duncan M. McFarland      Trond Skramstad
Paul Braverman                  Paul M. Mecray, III      Catherine A. Smith
William D. Dilanni              Matthew E. Megargel      Stephen A. Soderberg
Pamela Dippel                   James N. Mordy           Harriett Tee Taggart
Robert W. Doran                 Diane C. Nordin          Perry M. Traquina
Charles T. Freeman              Edward P. Owens          Gene R. Tremblay
Laurie A. Gabriel               Saul J. Pannell          Mary Ann Tynan
Frank J. Gilday, III            Thomas L. Pappas         Ernst H. von Metzsch
John H. Gooch                   David M. Parker          Clare Villari
Nicholas P. Greville            Robert D. Payne          James L. Walters
William C.S. Hicks              Jonathan M. Payson       Kim Williams
                                Stephen M. Pazuk         Frank V. Wisneski


(d) The following is additional information with respect to the directors and officers of Van Kampen American Capital Management Inc., located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181-4486:





                                                         Other Substantial
                           Position with                 Business, Profession,
     Name                Investment Advisor              Vocation or Employment
     ----                ------------------              ----------------------
Don G. Powell           Chairman and Director           Chairman and Director,
                                                        VK/AC Holding, Inc.,
                                                        Van Kampen American
                                                        Capital, Inc., Van
                                                        Kampen American Capital
                                                        Distributors, Inc.,
                                                        Van Kampen American
                                                        Capital Asset
                                                        Management, Inc., Van
                                                        Kampen American Capital
                                                        Investment Advisory
                                                        Corp., and Van
                                                        Kampen American Capital
                                                        Advisors, Inc.

Philip N. Duff          Chief Executive Officer         President and Chief
                                                        Executive Officer,
                                                        VK/AC Holding, Inc.
                                                        and Van Kampen American
                                                        Capital, Inc.

Dennis J. McDonnell     President and Chief             Executive Vice
                          Operating Officer             President, VK/AC
                                                        Holding, Inc. and Van
                                                        Kampen American
                                                        Capital, Inc.;
                                                        President and Chief
                                                        Operating Officer, Van
                                                        Kampen American
                                                        Capital Advisors, Inc.,
                                                        Van Kampen American
                                                        Capital Asset
                                                        Management, Inc.,
                                                        and Van Kampen
                                                        American Capital
                                                        Investment Advisory
                                                        Corp.

Ronald A. Nyberg        Executive Vice President        Executive Vice
                          and General Counsel           President and General
                                                        Counsel, VK/AC Holding,
                                                        Inc., Van Kampen
                                                        American Capital, Inc.,
                                                        Van Kampen American
                                                        Capital Distributors,
                                                        Inc., Van Kampen
                                                        American Asset
                                                        Management, Inc., Van
                                                        Kampen American
                                                        Investment Advisory
                                                        Corp., and Van Kampen
                                                        American Capital
                                                        Advisors, Inc.

William R. Rybak        Executive Vice President        Executive Vice
                          and Chief Financial           President and Chief
                          Officer                       Financial Officer,
                                                        VK/AC Holding, Inc.,
                                                        Van Kampen American
                                                        Capital, Inc., Van
                                                        Kampen American Capital
                                                        Distributors, Inc.,
                                                        Van Kampen American
                                                        Capital Asset
                                                        Management Inc., Van
                                                        Kampen American
                                                        Capital Investment
                                                        Advisory Corp., and
                                                        Van Kampen American
                                                        Capital Advisors, Inc.

Peter W. Hegel          Executive Vice President        Executive Vice
                                                        President, Van Kampen
                                                        American Capital Asset
                                                        Management, Inc.,
                                                        Van Kampen American
                                                        Capital Investment
                                                        Advisory Corp., and
                                                        Van Kampen American
                                                        Capital Advisors, Inc.

Alan T. Sachtleben      Executive Vice President        Executive Vice
                                                        President, Van Kampen
                                                        American Capital
                                                        Asset Management, Inc.,
                                                        Van Kampen American
                                                        Capital Investment
                                                        Advisory Corp., and
                                                        Van Kampen American
                                                        Capital Advisors, Inc.









Item 29.  Principal Underwriters:



     (a) Mentor Distributors, LLC is the principal distributor for the Registrant's shares and acts as the principal underwriter for the Registrant.

                                               -10-


          Mentor Distributors, LLC is a Virginia corporation and is an affiliate of Mentor Investment Advisors, LLC.


NAME AND PRINCIPAL        POSITIONS AND OFFICES      POSITIONS AND OFFICES
BUSINESS ADDRESS          WITH UNDERWRITERS          WITH REGISTRANT


Peter J. Quinn, Jr.       President and Director     Trustee
901 East Byrd Street
Richmond, VA 23219

Paul F. Costello          Senior Vice President      President
901 East Byrd Street
Richmond, VA 23219

Thomas L. Souders         Treasurer                  None
901 East Byrd Street
Richmond, VA 23219




John M. Ivan              Secretary                  Secretary
901 East Byrd Street
Richmond, VA 23219

Howard T. MaCrae, Jr.     Assistant Secretary        None
901 East Byrd Street
Richmond, VA 23219

Thomas L. Souders         Treasurer                  None
901 East Byrd Street
Richmond, VA 23219

Robert P. Wilson          Assistant Treasurer        None
901 East Byrd Street
Richmond, VA 23219

Item 30.  Location of Accounts and Records:



     Response is incorporated by reference to Registrant's Initial Registration on Form N-1A filed January 31, 1992 (File Nos. 33-45315 and 811-6550).

Item 31.  Management Services

     None.

Item 32.  Undertakings:

      (a) Registrant hereby undertakes to comply with the provisions of
          Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

      (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.




                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond and the Commonwealth of Virginia, on the 19th day of December, 1997.



                                  MENTOR FUNDS


                              By:  /s/ Paul F. Costello
                                   Paul F. Costello

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated:

     Name                         Title                         Date

          *                                                  December 19, 1997
-----------------------
Daniel J. Ludeman            Chairman and Trustee
                             (Chief Executive
                             Officer)



/s/ Peter J. Quinn, Jr.      Trustee                         December 19, 1997
-----------------------
 Peter J. Quinn, Jr.


          *                                                  December 19, 1997
-----------------------
Arnold H. Dreyfuss           Trustee


          *                                                  December 19, 1997
-----------------------
Thomas F. Keller             Trustee

          *                                                  December 19, 1997
-----------------------
Louis W. Moelchert, Jr.      Trustee


          *
-----------------------      Trustee                         December 19, 1997
Stanley F. Pauley

          *                                                  December 19, 1997
-----------------------
Troy A. Peery, Jr.           Trustee



/s/ Paul F. Costello                                         December 19, 1997
------------------------
   Paul F. Costello          President



 /s/  Terry L. Perkins                                       December 19, 1997
------------------------
   Terry L. Perkins          Treasurer (Principal Financial
                               and Accounting Officer)

*/s/ Peter J. Quinn, Jr.     Attorney-in-fact                December 19, 1997
------------------------
   Peter J. Quinn, Jr.



                                EXHIBIT INDEX

  Exhibit                                                                  Page

   1(ii)            Amendment No.5 to Declaration of Trust
  11(i)             Conformed Copy of Independent Auditors' Consent
    15              Plan of Distribution
  27(i)             Financial Data Schedules of Class A Shares
    (ii)            Financial Data Schedules of Class B Shares
    (iii)           Financial Data Schedule in respect of the
                      Balanced Portfolio